EXECUTION COPY


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                                  $300,000,000

                                CREDIT AGREEMENT

                          Dated as of October 14, 1997


                                      Among


                     COMCAST CELLULAR COMMUNICATIONS, INC.,


                             THE BANKS LISTED ON THE
                             SIGNATURE PAGES HEREOF,


                              THE BANK OF NEW YORK,

                               BARCLAYS BANK PLC,

                            THE CHASE MANHATTAN BANK,

                         PNC BANK, NATIONAL ASSOCIATION,

                                       and

                           THE TORONTO-DOMINION BANK,

                              as Arranging Agents,


                                       and


                         TORONTO DOMINION (TEXAS), INC.,

                             as Administrative Agent

        -----------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                           Page
                                    ARTICLE 1

                                 CREDIT FACILITY

         Section 1.01.  Commitment to Lend.................................-1-
                        (a)  Loans.........................................-1-
                        (b)  Type of Loans.................................-1-
         Section 1.02.  Manner of Borrowing................................-1-
         Section 1.03.  Interest...........................................-3-
                        (a)  Rates.........................................-3-
                        (b)  Payment.......................................-3-
                        (c)  Conversion and Continuation...................-3-
                        (d)  Maximum Interest Rate.........................-4-
         Section 1.04.  Repayment..........................................-4-
         Section 1.05.  Prepayments........................................-4-
                        (a)  Optional Prepayments..........................-4-
                        (b)  Mandatory Prepayments.........................-5-
                        (c)  Application and Timing........................-5-
         Section 1.06.  Limitation on Types of Loans.......................-5-
         Section 1.07.  Reductions of Commitments..........................-5-
                        (a)  Optional Reductions...........................-5-
                        (b)  No Reinstatement..............................-5-
         Section 1.08.  Commitment Fees....................................-5-
         Section 1.09.  Computation of Interest and Fees...................-6-
         Section 1.10.  Payments by the Borrower...........................-6-
                        (a)  Time, Place and Manner........................-6-
                        (b)  No Reductions.................................-7-
                        (c)  Authorization to Charge Accounts..............-7-
                        (d)  Extension of Payment Dates....................-7-
         Section 1.11.  Distribution of Payments by the Administrative
                        Agent..............................................-7-
         Section 1.12.  Taxes on Payments..................................-8-
                        (a)  Taxes Payable by the Borrower.................-8-
                        (b)  Taxes Payable by any Bank or Agent............-8-
                        (c)  Exemption from U.S. Withholding Taxes.........-8-

                        (d)  Credits and Deductions........................-9-

         Section 1.13.  Evidence of Indebtedness..........................-10-
         Section 1.14.  Pro Rata Treatment................................-10-
         Section 1.15.  Registered Notes..................................-10-

                                    ARTICLE 2

                               CONDITIONS TO LOANS

         Section 2.01.  Conditions to Initial Loans.......................-12-
         Section 2.02.  Conditions to Each Loan...........................-13-

                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

         Section 3.01.  Organization; Power; Qualification................-14-
         Section 3.02.  Capitalization; Subsidiaries......................-14-
         Section 3.03.  Authorization; Enforceability; Required Consents;
                           Absence of Conflicts...........................-15-
         Section 3.04.  Litigation........................................-15-
         Section 3.05.  Burdensome Provisions.............................-16-
         Section 3.06.  No Adverse Change or Event........................-16-
         Section 3.07.  Taxes.............................................-16-
         Section 3.08.  No Default........................................-17-
         Section 3.09.  Wireless Licenses and Related Matters.............-17-
         Section 3.10.  Not an Investment Company.........................-17-
         Section 3.11.  Hazardous Materials...............................-17-
         Section 3.12.  Senior Obligations................................-18-
         Section 3.13.  Benefit Plans.....................................-18-

                                    ARTICLE 4

                                CERTAIN COVENANTS

         Section 4.01.  (a) Preservation of Existence and Properties, Compliance
                         with Law, Payment of Taxes and Claims, Preservation
                         of Enforceability................................-18-
                        (b)  Subsidiary Matters...........................-19-
         Section 4.02.  Insurance.........................................-19-
         Section 4.03.  Use of Proceeds...................................-20-
         Section 4.04.  Guaranties........................................-20-
         Section 4.05.  Liens.............................................-20-

         Section 4.06.  Restricted Payments...............................-21-
         Section 4.07.  Merger or Consolidation; Acquisitions.............-21-
         Section 4.08.  Disposition of Assets.............................-21-
         Section 4.09.  Indebtedness......................................-24-
         Section 4.10.  Transactions with Affiliates......................-24-
         Section 4.11.  Management........................................-24-
                        (a)  Management Agreement.........................-24-
                        (b)  Management Fees..............................-24-
         Section 4.12.  Limitation on Restrictive Covenants...............-25-
         Section 4.13.  Issuance or Disposition of Capital Securities.....-25-
         Section 4.14.  Investments.......................................-25-
         Section 4.15.  Leverage Ratio....................................-26-
         Section 4.16.  Interest Coverage Ratio...........................-26-
         Section 4.17.  Revenues..........................................-26-
         Section 4.18.  Tax Sharing Agreement and Management Agreement....-26-
         Section 4.19.  Senior Subordinated Indebtedness..................-27-

                                    ARTICLE 5

                      FINANCIAL STATEMENTS AND INFORMATION

         Section 5.01.  Financial Statements and Information to Be
                         Furnished..........................................-27-
                        (a)  Quarterly Financial Statements; Officer's
                               Certificate..................................-27-
                        (b)  Year-End Financial Statements; Accountants' and
                               Officer's Certificates.......................-27-
                        (c)  Reports and Filings............................-28-
                        (d)  Requested Information..........................-28-
                        (e)  Notice of Defaults and Other Matters...........-28-
                        (f)  Wireless System Information....................-29-
         Section 5.02.  Accuracy of Financial Statements and Information....-29-
                        (a)  Historical Financial Statements................-29-
                        (b)  Future Financial Statements....................-29-
                        (c)  Historical Information.........................-30-
                        (d)  Future Information.............................-30-
         Section 5.03.  Additional Covenants Relating to Disclosure.........-31-
                        (a)  Accounting Methods and Financial Records.......-31-
                        (b)  Fiscal Year....................................-31-
                        (c)  Visits, Inspections and Discussions............-31-
         Section 5.04.  Authorization of Third Parties to Deliver
                        Information.........................................-31-

                                    ARTICLE 6

                                     DEFAULT

         Section 6.01.  Events of Default.................................-32-
         Section 6.02.  Remedies Upon Event of Default....................-35-
         Section 6.03.  Certain Cure Rights...............................-35-

                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

         Section 7.01.  Mandatory Suspension and Conversion of Eurodollar Rate
                           Loans..........................................-36-
         Section 7.02.  Regulatory Changes................................-37-
         Section 7.03.  Capital Requirements..............................-38-
         Section 7.04.  Funding Losses....................................-39-
         Section 7.05.  Determinations....................................-39-
         Section 7.06.  Change of Lending Office..........................-39-
         Section 7.07.  Replacement of Banks..............................-40-

                                    ARTICLE 8

                                   THE AGENTS

         Section 8.01.  Appointment and Powers............................-40-
         Section 8.02.  Limitation on Agents' Liability...................-41-
         Section 8.03.  Defaults..........................................-41-
         Section 8.04.  Rights as a Bank..................................-41-
         Section 8.05.  Indemnification...................................-42-
         Section 8.06.  Non-Reliance on Agents and Other Banks............-42-
         Section 8.07.  Resignation of the Administrative Agent...........-42-

                                    ARTICLE 9

                                  MISCELLANEOUS

         Section 9.01.  Notices and Deliveries............................-43-
                        (a)  Manner of Delivery...........................-43-
                        (b)  Addresses....................................-43-
                        (c)  Effectiveness................................-44-
         Section 9.02.  Expenses; Indemnification.........................-45-
         Section 9.03.  Amounts Payable Due Upon Request for Payment......-46-

         Section 9.04.  Remedies of the Essence...........................-46-
         Section 9.05.  Rights Cumulative.................................-46-
         Section 9.06.  Confidentiality...................................-46-
         Section 9.07.  Amendments; Waivers...............................-46-
         Section 9.08.  Set-Off; Suspension of Payment and Performance....-47-
         Section 9.09.  Sharing of Recoveries.............................-47-
         Section 9.10.  Assignments and Participations....................-48-
                       (a)  Assignments...................................-48-
                       (b)  Participations................................-49-
                       (c)  Rights of Assignees and Participants..........-49-
         Section 9.11.  Governing Law.....................................-50-
         Section 9.12.  Judicial Proceedings; Waiver of Jury Trial........-50-
         Section 9.13.  Severability of Provisions........................-51-
         Section 9.14.  Counterparts......................................-51-
         Section 9.15.  Survival of Obligations...........................-51-
         Section 9.16.  Entire Agreement..................................-51-
         Section 9.17.  Successors and Assigns............................-51-

                                   ARTICLE 10

                                 INTERPRETATION

         Section 10.01.  Definitional Provisions..........................-51-
                        (a)  Defined Terms................................-51-
                        (b)  Other Definitional Provisions................-71-
         Section 10.02.  Accounting Matters...............................-72-
         Section 10.03.  Representations and Warranties...................-72-
         Section 10.04.  Captions.........................................-72-



SCHEDULES AND EXHIBITS


Annex A             - Banks, Lending Offices and Notice Addresses
Schedule 1.02       - Form of Notice of Borrowing
Schedule 1.03(c)(iv)- Form of Notice of Conversion or Continuation
Schedule 1.05       - Form of Notice of Prepayment
Schedule 2.01(a)    - Form of Certificate as to Resolutions, etc.
Schedule 2.01(d)-1  - Form of Opinion of Counsel for the Borrower and each other
                      Loan Party
Schedule 2.01(d)-2  - Form of Opinion of Counsel for the Borrower and each Other
                      Loan Party
Schedule 2.01(e)-1  - Form of Opinion of Special FCC Counsel for the Borrower
                      and the Restricted Subsidiaries

Schedule 2.01(f)    - Form of Opinion of Special Counsel for the Arranging
                      Agents
Schedule 3.02       - Capitalization and Subsidiaries
Schedule 3.03       - Required Consents and Governmental Approvals
Schedule 3.04       - Material Litigation
Schedule 3.09       - Wireless Licenses and Related Matters
Schedule 3.13       - Existing Benefit Plans
Schedule 4.04       - Existing Guaranties
Schedule 4.05       - Existing Liens
Schedule 4.12       - Permitted Restrictive Covenants
Schedule 4.14       - Existing Investments
Schedule 5.01(a)    - Form of Certificate as to Quarterly Financial Statements
Schedule 5.01(b)    - Form of Certificate as to Year-End Financial Statements
Schedule 5.01(f)    - Form of Certificate as to Wireless System Information
Schedule 5.02(a)    - Historical Financial Statements
Schedule 9.10(a)    - Form of Notice of Assignment
Schedule 10.01      - Predecessor Indebtedness
Exhibit A           - Form of Note

                                CREDIT AGREEMENT

                          Dated as of October 14, 1997


                  COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation, the BANKS listed on the signature pages hereof, THE BANK OF NEW YORK, BARCLAYS BANK PLC, THE CHASE MANHATTAN BANK, PNC BANK, NATIONAL ASSOCIATION and THE TORONTO-DOMINION BANK, as Arranging Agents, and TORONTO DOMINION (TEXAS), INC., as Administrative Agent, agree as follows (with certain terms used herein being defined in Article 10):


                                    ARTICLE 1

                                 CREDIT FACILITY

                  Section 1.01. Commitment to Lend. (a) Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Commitment Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided, however, that no Loan shall be requested or made if, after giving effect to the making thereof and the making of each other Loan requested to be made at such time, the aggregate principal amount of all Loans outstanding at such time, together with the aggregate principal amount of all Senior
Subordinated Indebtedness outstanding at such time, would exceed the Total Commitment at such time.
The Total Commitment on the Agreement Date is $300,000,000.

                  (b) Type of Loans. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

                  Section 1.02. Manner of Borrowing. (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, in the case of Base Rate Loans, the Business Day and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar

Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate amount of which shall be $2,000,000 or any integral multiple of $500,000 in excess thereof or the amount of the unused Total Commitment. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

                  (b) Not later than 12:00 noon (New York time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. The obligations of the Banks hereunder are several and, accordingly, any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

                  (c) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been paid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a); provided, however, that, with respect to such repayment, the Borrower shall have no liability with respect to losses, costs or expenses otherwise compensable under
Section 7.04 in connection therewith.

                  (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 3:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

                  Section 1.03. Interest. (a) Rates. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin and (ii) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time. If all or any part of a Loan or any other amount due and payable under the Borrower Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

                  (b) Payment. Interest shall be payable, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, in the case of a Eurodollar Rate Loan having an Interest Period longer than three months, on each three month anniversary of the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

                  (c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of the applicable Interest Periods therefor and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

                      (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

                      (iii) Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), so long as an Event of Default shall have occurred and be continuing, the Administrative Agent may (and, at the request of Banks having more than 66 2/3% of the Loans outstanding (or, if there are no Loans outstanding, more than 66 2/3% of the Total Commitment), shall) notify the Borrower that Loans may only be converted into or continued upon the expiration of the applicable current Interest Period therefor as Loans of certain specified Types and, thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                      (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (New York time) on, in the case of a conversion into Base Rate Loans, the Business Day and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify
(A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for each Loan to be converted or continued by such Bank, and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

                  (d)  Maximum  Interest  Rate.  Nothing  contained  in the Loan
Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum amount permitted, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the corresponding Loans.

                  Section 1.04. Repayment. The aggregate outstanding principal amount of the Loans shall mature and become due and payable, and shall be repaid by the Borrower, on the Commitment Termination Date Term Maturity Date.

                  Section 1.05. Prepayments. (a) Optional Prepayments. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any optional partial prepayment shall be in an aggregate principal amount of $2,000,000 or any integral multiple of $500,000 in excess thereof. Any prepayment of Eurodollar Rate Loans made on a day other than the last day of the applicable Interest Periods therefor shall be accompanied by the amount, if any, required to be paid in respect thereof pursuant to Section 7.04. The Borrower shall give the Administrative Agent notice of each prepayment no later than 11:00 a.m. (New York time) on, in the case of a prepayment of Base Rate Loans, the Business Day and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05 and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Periods for the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Periods for the Loans of such Bank to be prepaid. Amounts to be so prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

                  (b) Mandatory Prepayments. If, after giving effect to any reduction of the Total Commitment pursuant to Section 1.07, the aggregate outstanding principal amount of the Loans exceeds the Total Commitment, the Borrower shall prepay the Loans in an amount equal to the amount of such excess, together with interest thereon as provided in Section 1.03(b), and the amount, if any, required to be paid in respect thereof pursuant to Section 7.04, on the date of such reduction.

                  (c) Application and Timing. Prepayments of Loans made pursuant to Section 1.05(b) shall be applied first to prepay Base Rate Loans and then to prepay Eurodollar Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be so prepaid shall be paid on the date specified therefor, whether or not such payment would require a prepayment of any Eurodollar Rate Loans prior to the last day of the applicable Interest Periods therefor or would result in losses, costs or expenses compensable under Section 7.04.

                  Section 1.06. Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans having the same Interest Period shall at all times be not less than $2,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.10(d)) on the dates specified in Sections 1.04 and 1.05(b).

                  Section 1.07. Reductions of Commitments. (a) Optional Reductions. The Borrower may reduce the Total Commitment by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that each partial reduction thereof shall be in an amount equal to $2,000,000 or any integral multiple of $500,000 in excess thereof and that no reduction shall reduce the Total Commitment to an amount less than the aggregate principal amount of all Loans and all Senior Subordinated Indebtedness outstanding at such time. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amounts to which such Bank's Commitment is to be reduced.

                  (b) No Reinstatement. No reduction of the Total Commitment may be reinstated.

                  Section 1.08. Commitment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Bank, a commitment fee on the daily unused amount of such Bank's Commitment for each day from the Agreement Date through the Commitment Termination Date at the rate per annum set forth below opposite the applicable Leverage Ratio set forth below for such day, payable in arrears on successive Interest

Payment Dates, on the date of any reduction of the Total Commitment (to the extent accrued and unpaid on the amount of such reduction) and on the Commitment Termination Date:


          Leverage Ratio                                 Commitment Fee Rate

Greater than 3.50 to 1                                          0.225%

Less than or equal to 3.50 to 1 and                             0.200%
greater than 3.00 to 1

Less than or equal to 3.00 to 1 and                             0.175%
greater than 2.50 to 1

Less than or equal to 2.50 to 1 and                             0.150%
greater than 1.50 to 1

Less than or equal to 1.50 to 1                                 0.125%


                  The Leverage Ratio shall be determined initially on the basis of the certificate provided for in Section 2.01(h) and subsequently on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the commitment fee rate as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.

                  Section 1.09. Computation of Interest and Fees. Interest calculated on the basis of the Adjusted Eurodollar Rate or the Federal Funds Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate and commitment fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

                  Section 1.10. Payments by the Borrower. (a) Time, Place and Manner. All payments due to the Administrative Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 1:00 p.m. (New York time) on such day; provided, however, that the failure of the Borrower to make any such payment by such time shall not constitute a Default hereunder so long as such payment is received no later than 3:00 p.m. (New York time) on such day, but any such payment received later than 1:00 p.m. (New York time) on such day shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the amount paid.

                  (b) No Reductions. All payments due to the Administrative Agent or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for, so long as the Borrower is in compliance with Section 1.12, any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

                  (c) Authorization to Charge Accounts. The Borrower hereby authorizes the Administrative Agent and each Bank, if and to the extent any amount payable by the Borrower under the Borrower Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the demand deposit or other transaction accounts of the Borrower with such Person or any of such Person's Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. The Person so charging any such account shall give the Borrower prompt notice thereof, but any failure to give or delay in giving such notice shall not affect such Person's right to effect such charge.

                  (d) Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the due date for any payment under the Borrower Loan Documents is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

                  Section 1.11. Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States or at any Federal Reserve Bank, in each case as may be specified by such Bank.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

                  Section  1.12.  Taxes on  Payments.  (a) Taxes  Payable by the
Borrower. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any Bank or any Agent that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) hereunder, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) except in the case of any Bank Tax, shall pay to such Bank or Agent such additional amounts as may be necessary so that the net amount received by such Bank or Agent with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any such Bank or Agent hereunder, the Borrower shall furnish to such Bank or Agent the original or a certified copy of a receipt for such Tax from the applicable taxing authority within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrower shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to any such Bank or Agent the required receipts, the Borrower shall indemnify such Bank or Agent for any Taxes, interest, penalties or additions to Tax that may become payable by such Bank or Agent as a result of any such failure.

                  (b) Taxes Payable by any Bank or Agent. The Borrower shall, promptly upon request by any Bank or Agent that is not a United States person for the payment thereof, pay to any such Bank or Agent an amount equal to (i) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to Section 1.12(a)) payable by such Bank or Agent with respect to any payment due to such Bank or Agent hereunder and (ii) all Taxes (other than Bank Taxes) payable by such Bank or Agent as a result of payments made by the Borrower (whether made to a taxing authority or to such Bank or Agent) pursuant to Section 1.12(a) or this Section 1.12(b).

                  (c) Exemption from U.S. Withholding Taxes. (i) Each Bank that is not a United States person shall submit to the Borrower and the
Administrative Agent, on or before the fifth day prior to the first Interest Payment Date occurring after the Closing Date

(or, in the case of a Person that is not a United States person and that became a Bank by assignment, promptly upon such assignment), two duly completed and signed copies of either (A) (1) Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or
(2) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or
(B) in the case of any Bank (or Person that becomes a Bank by assignment) that is exempt from United States Federal withholding tax pursuant to Sections 871(b) or 881(c) of the Code, Form W-8 of the United States Internal Revenue Service. Each such Bank shall, from time to time after submitting any such Form, submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or another such Forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (A) requested in writing by the Borrower or the Administrative Agent and
(B) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is a United States person.

                      (ii) If any Bank determines that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Bank is obligated to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Bank shall promptly notify the Borrower and the Administrative Agent of such fact.

                      (iii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Section 1.12(a) or
Section 7.02 to any Bank that (A) is not, on the date this Agreement is executed by such Bank (or, in the case of a Person that became a Bank by assignment, on the date of such assignment), either (x) entitled to submit Form W-8 or Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or Form 4224 of the United States
Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or (y) a United States person, (B) is no longer entitled, or in the case of a Bank that is no longer a United States person, is not entitled, to submit either such Form (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change or (C) with respect to any affected interest payments, fails to fulfill its requirements set forth in Section 1.12(c)(i).

                  (d) Credits and Deductions. If any Agent or Bank is, in its sole opinion, able to apply for any refund, offset, credit, deduction or other reduction in Taxes by reason of any payment made by the Borrower under Section 1.12(a) or (b), such Agent or Bank, as the case may be, shall use reasonable efforts to obtain such refund, offset, credit, deduction or other reduction and, upon receipt thereof, will pay to the Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to such Agent or Bank, in its sole opinion, of such part of such refund, offset, credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of such Agent's or Bank's dealings giving rise to similar refunds, offsets, credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that if any Agent or Bank has made a payment to the Borrower pursuant to this Section 1.12(d) and the applicable refund, offset, credit, deduction or other reduction in Tax is subsequently disallowed, the Borrower shall, promptly upon request by any Agent or Bank, refund to such Agent or Bank that portion of such payment determined by such Agent or Bank, in its sole opinion, relating to such disallowance; and provided, further that (i) such Agent or Bank, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its Tax affairs or computations and (ii) nothing in this Section 1.12(d) shall interfere with the right of such Agent or Bank to arrange its Tax affairs as it deems appropriate.

                  Section 1.13. Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

                  Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of commitment fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable.

                  Section 1.15. Registered Notes. (a) Any Bank that is not a U.S. Person (a "Non-U.S. Bank"), and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any obligations due to such Bank hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes, may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to register such Loans as provided in Section 1.15(c) and to issue such Bank's Note, evidencing such Loans, or to exchange such Note for a new Note, registered as provided in
Section 1.15(c) (a "Registered Note"). A Registered Note may not be exchanged for a Note that is not in registered form. A Registered Note shall be deemed to be and shall be a Note for all purposes of this Agreement and the other Loan Documents.

                  (b) Each Non-U.S. Bank that requests or holds a Registered Note pursuant to Section 1.15(a) or registers its Loans pursuant to Section 1.15(c) (a "Registered Noteholder") (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrower (with a copy to the Administrative Agent) prior to or at the time such Non-U.S. Bank becomes a Registered Noteholder, the applicable form described in Section 1.12(c)(i) (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America) together with an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower (with a copy to the Administrative Agent) if at any time such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such previously delivered certificate to the Borrower (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes).

                  (c) The Administrative Agent, acting, for this purpose, as agent of the Borrower, shall maintain a register (the "Register") (which shall be kept by the Administrative Agent at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or for which a Registered Note has been requested (and, upon request of such registered owner, such entry shall be made by the Administrative Agent notwithstanding that such Registered Note may not have yet been delivered to such owner). In addition to the requirements of Section 9.10, a Registered Note and the Loans evidenced thereby (or such Loans pending delivery of such Registered Note) may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register (and each such Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the provisions of Section 9.10 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer fully executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than all of such Registered Notes is thereby being assigned or transferred, the assignor or transferor. Prior to the due presentation for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

                  (d) The Register shall be available for inspection by the Borrower and any Bank at any reasonable time during the Administrative Agent's business hours upon reasonable prior notice.

                                    ARTICLE 2

                               CONDITIONS TO LOANS

                  Section 2.01. Conditions to Initial Loans. The obligation of each Bank to make its initial Loan is subject to the Arranging Agents' receipt of each of the following, in form and substance and, in the case of the materials referred to in clauses (a), (b), (c), (g), (h), (j) and (k) below, certified in a manner satisfactory to the Arranging Agents:

                  (a) a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of each of the Loan Parties, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.01(a), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                  (b) copies of the certificate of incorporation of each of the Loan Parties, in each case certified, as of a recent date, by the Secretary of State or other appropriate official of the jurisdiction of incorporation of such Loan Party;

                  (c) a good standing or subsistence certificate with respect to the Borrower, each Restricted Subsidiary and each other Loan Party (in each case, other than partnerships, to the extent such certificate is not customarily available with respect to partnerships), issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

                  (d) opinions of counsel for the Borrower and each other Loan Party, each dated the requested date for the making of such Loan, in the form of Schedules 2.01(d)-1 and 2.01(d)-2, respectively, with such changes as the Arranging Agents shall approve;

                  (e) an opinion of special FCC counsel for the Borrower and the Restricted Subsidiaries, dated the requested date for the making of such Loan, in the form of Schedule 2.01(e), with such changes as the Arranging Agents shall approve;

                  (f) an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents, dated the requested date for the making of such Loan, in the form of Schedule 2.01(f);

                  (g) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;

                  (h) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such Loan, with respect to the conditions set forth in Sections 2.02(b) and (c) and setting forth the calculation of the Leverage Ratio in effect immediately after giving effect to the making of the initial Loans and the application of the proceeds thereof;

                  (i) a duly executed Note for each Bank and a duly executed copy of each of the other Loan Documents;

                  (j) copies of the  Management  Agreement  and the Tax  Sharing
Agreement, each of which shall be in form and substance satisfactory to the Arranging Agents;

                  (k) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such Loan, to which shall be attached a pro forma balance sheet of the Borrower and the Restricted Subsidiaries as at June 30, 1997, reflecting the making of the initial Loans and the repayment or satisfaction of the Predecessor Indebtedness, which shall be in reasonable detail and in form satisfactory to the Arranging Agents;

                  (l) evidence that the Borrower shall have paid all of the fees required to be paid to the Agents and the Banks on the date of the initial Loans and all of the reasonable fees and disbursements of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents, in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the making of the initial Loans;

                  (m) evidence that, prior to or substantially simultaneously with the making of such Loan, (A) the Predecessor Indebtedness will be repaid,
(B) all commitments to lend in respect of the Predecessor Indebtedness shall have been effectively terminated and (C) all UCC-3 termination statements and all other documents necessary in the determination of the Arranging Agents to effectively terminate of record all security interests related to the Predecessor Indebtedness shall have been duly executed by the proper parties and shall have been delivered to the Administrative Agent, or other arrangements with respect thereto satisfactory to the Arranging Agents shall have been made; and

                  (n) evidence that the conditions to the making of the initial Additional Facility Loans specified in Sections 2.01 and 2.02 of the Additional Facility Credit Agreement shall have been satisfied, or shall be satisfied substantially simultaneously with the making of the initial Loans hereunder.

                  Section 2.02. Conditions to Each Loan. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions:

                  (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

                  (b) each Loan Document Representation and Warranty shall be true and correct in all material respects at and as of the time such Loan is to be made (it being acknowledged that certain Loan Document Representations and Warranties expressly relate to an earlier date and that such Loan Document Representations and Warranties shall continue to be true and correct as of such earlier date), both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof, except, in the case of Loans other than the initial Loans, to the extent waived by the Required Banks;

                  (c) no Default (other than a Default (i) that shall have been waived by the Required Banks or (ii) that shall not constitute an Event of Default and will be cured, contemporaneously with the making of such Loan pursuant to arrangements satisfactory to the Arranging Agents, by the application of the proceeds of such Loans and the other Loans to be made at such time) shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof.

                  Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in Section 2.02(b) or
(c) will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in Section 2.02(b) or (c) will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to decline to make the Loans requested to be made by it if such condition has not been fulfilled at such time.


                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

                  In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

                  Section 3.01. Organization; Power; Qualification. Each of the Borrower and the Restricted Subsidiaries is a corporation or a partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full corporate or partnership power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and, insofar as can reasonably be foreseen, will not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  Section 3.02. Capitalization; Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, (a) all of the Capital Securities issued by the Borrower and the Persons owning such Capital Securities, the jurisdictions of incorporation of such Persons and the percentages of such Capital Securities so owned and (b) all of the Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital

Securities owned by the Borrower or another Subsidiary. As of the Agreement Date, all such Subsidiaries (other than the Excluded Subsidiaries) are Restricted Subsidiaries. As of the Agreement Date, the Borrower or another Restricted Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities issued by the Subsidiaries indicated on
Schedule 3.02 as owned by the Borrower or such Restricted Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

                  Section 3.03. Authorization; Enforceability; Required Consents; Absence of Conflicts. The Borrower has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and to borrow hereunder in the amount of the unused Total Commitment. This Agreement has been, and each of the other Loan Documents to which the Borrower is a party when delivered to the Arranging Agents will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents to which it is a party, and each borrowing hereunder, whether or not in the amount of the unused Total Commitment, do not and (absent any change in any Applicable Law or applicable Contract) will not
(a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders or the partners, as the case may be, of the Borrower or any Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03 or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound or
(ii) any Applicable Law, except for such violations, conflicts, breaches or defaults of or under, or Liens resulting from or created under, Contracts or Applicable Law (A) so long as, in the case of any Contract, such Contract is not expressly identified or contemplated herein or in any other Loan Document, and no Loan Party is party thereto, or, in the case of Applicable Law, such Applicable Law is not applicable to the Borrower, or, in the case of any such Lien, such Lien does not attach to any property of the Borrower, (B) that could not reasonably be expected to expose any Agent or Bank to any liability, loss, cost or expense and (C) that, either alone or in conjunction with all other such violations, breaches or defaults, could not have a Materially Adverse Effect on
(x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Material Loan Document.

                  Section 3.04. Litigation. Except as set forth on Schedule 3.04, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of the Borrower and the Restricted Subsidiaries, threatened against or in any other way relating to or affecting (i) the Borrower or any Restricted Subsidiary or any of their respective businesses or properties or (ii) any Material Loan Document (except actions, suits or proceedings that may affect the wireless telephone industry generally but with respect to which neither the Borrower or any Restricted Subsidiary nor any other Loan Party is a party) with respect to which there is a reasonable probability of a determination adverse to the interests of the Borrower or any Restricted Subsidiary that, if adversely determined, would, singly or in the aggregate, have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole or (B) any Material Loan Document.

                  Section 3.05. Burdensome Provisions. As of the Agreement Date and as of the Closing Date, neither the Borrower nor any Restricted Subsidiary is a party to or bound by any Contract or Applicable Law (other than Applicable Law affecting the wireless telephone industry generally) compliance with which might, insofar as can reasonably be foreseen by the Borrower, have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.06. No Adverse Change or Event. Except for events affecting the wireless telephone industry generally, since December 31, 1996, no change in the business, assets, Liabilities, financial condition or results of operations of the Borrower or any Restricted Subsidiary has occurred, and no event has occurred or, in the case of events anticipated by the Borrower to have occurred prior to the making or deemed making of this representation and warranty, failed to occur, that has had or might have, insofar as can reasonably be foreseen by the Borrower, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, within the meaning of this Section 3.06 at any particular time without regard to whether such change, event or failure constitutes a Default or whether any other Default shall have occurred and be continuing.

                  Section 3.07. Taxes. Each of the Borrower and the Restricted Subsidiaries has filed (either directly or indirectly through the Affiliate of the Borrower or such Restricted Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such filing) all United States Federal income tax returns and all other material Tax returns that are required to be filed by such Person and have paid (either directly or indirectly through the Affiliate of the Borrower or such Restricted Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such payment) all Taxes reflected as being due pursuant to such returns and all Taxes due pursuant to any assessment received by the Borrower or any of its Affiliates and relating to the Borrower or any Restricted Subsidiary, except such Taxes, if any, as are being contested in good faith by appropriate proceedings, if any, and as to which adequate reserves have been provided and except, with respect to such Restricted Subsidiaries, as at the Agreement Date and the Closing Date, for such tax returns the failure to file and Taxes the failure to pay of which could not reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. The charges, accruals and reserves on the books of the Borrower and each of the Restricted Subsidiaries in respect of Taxes and other governmental charges are, as of the Agreement Date and the Closing Date, to the knowledge of the Borrower, and at all other times, in the opinion of the Borrower, adequate. Other than the Tax Sharing Agreement, there is in effect on the Agreement Date no tax sharing, tax allocation or similar agreement to which the Borrower or any Subsidiary is a party.

                  Section 3.08. No Default. Neither the Borrower nor any of the Restricted Subsidiaries is in default in the payment or performance or observance of any Contract to which it is a party or by which it or its properties or assets may be bound that, individually or together with all other such defaults, could have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.09. Wireless Licenses and Related Matters.  Schedule
3.09 sets forth, as of the Agreement Date, (a) each MSA and RSA in which Amcell, AWACS or any of their respective Subsidiaries is authorized by the FCC to operate a Cellular System, together with, for each such Cellular System, (i) the FCC call sign for such Cellular System, (ii) the name of the licensee of such Cellular System and (iii) the date of the expiration of the license for such Cellular System and (b) each point-to-point common carrier microwave station that Amcell, AWACS or any of their respective Subsidiaries is authorized by the FCC to operate, together with, for each such microwave station, (i) the FCC call sign for such station and (ii) the name of the licensee of such station. Except as set forth on Schedule 3.09, each of the Borrower and the Restricted Subsidiaries has duly secured all permits, licenses, consents and authorizations from, and has duly filed all registrations, applications, reports and other documents with, the FCC and, if applicable, any state public utilities commission or similar regulatory authority, and has obtained all other Governmental Approvals, necessary for the ownership and operation of the Wireless Systems owned or operated by the Borrower or any Restricted Subsidiary, and the ownership and operation of such Wireless Systems by the Borrower and the Restricted Subsidiaries comply in all material respects with the Communications Act of 1934 and all rules and regulations of the FCC thereunder, except to the extent that the failure to secure any such permit, license, consent or authorization, or to have made any such filing, or to obtain any such Governmental Approval, or to comply with such Act or any such rules or regulations, would not have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.10. Not an Investment Company. Neither the Borrower nor any of the Restricted Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940.

                  Section 3.11. Hazardous Materials. The Borrower and each of the Restricted Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. The Borrower and each of the Restricted Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document. In addition, to the knowledge of the Borrower, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of the Restricted Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of the Restricted Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or "release" (as such term is defined in 42 U.S.C. ss. 9601(22)) of Hazardous Materials generated by the Borrower or any of the Restricted Subsidiaries, the consequences of any of which would have a Materially Adverse Effect on (x) the Borrower and the Restricted Subsidiaries taken as a whole or
(y) any Material Loan Document.

                  Section 3.12. Senior Obligations. The obligations of the Borrower under the Borrower Loan Documents and under any Interest Rate
Protection Agreement entered into with any Bank or any Affiliate of a Bank constitute "Senior Obligations" within the meaning and pursuant to the terms of the Affiliate Subordination Agreement with respect to Affiliate Subordinated Obligations.

                  Section 3.13. Benefit Plans. As of the Agreement Date, neither the Borrower nor any Restricted Subsidiary has any Existing Benefit Plans other than those listed on Schedule 3.13.


                                    ARTICLE 4

                                CERTAIN COVENANTS

              From the Agreement Date and until the Repayment Date,

         A.  The Borrower shall and shall cause each Restricted Subsidiary to:

                  Section 4.01. (a)  Preservation  of Existence and  Properties,
Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability. (i) Preserve and maintain its corporate or partnership existence, as the case may be (except as permitted by Section 4.07 and except for liquidation or dissolution of any Restricted Subsidiary in connection with or following the sale or other disposition of all or substantially all of the assets of such Subsidiary in a disposition permitted under Section 4.08), and all of its other franchises, licenses, rights and privileges, including Wireless Licenses, (ii) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (iii) comply with

Applicable Law, including, but not limited to, all laws applicable to the construction, ownership and operation of a Wireless System or the ownership and use of a Wireless License (including, but not limited to, the Communications Act of 1934, and all rules and regulations of the FCC thereunder), (iv) pay or discharge when due all Taxes and all Liabilities that are or might become a Lien on any of its properties and (v) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; provided, however, that this Section 4.01(a) (other than clause (i) above (insofar as it requires the Borrower to preserve its corporate or partnership existence, as the case may be) and clause
(v) above) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole or (B) any Material Loan Document.

                  (b) Subsidiary Matters. (i) Ensure that no payment is made or required to be made by the Borrower or a Restricted Subsidiary to a creditor of an Unrestricted Subsidiary in respect of any Indebtedness or other contractual liability of such Unrestricted Subsidiary, keep the bank accounts of the Borrower and the Restricted Subsidiaries separate from and not commingled with the bank accounts of any Unrestricted Subsidiary, and ensure that no action is taken by it, and that its affairs are not conducted in a manner, which is likely to result in the corporate existence of any Unrestricted Subsidiary that is a direct Subsidiary of the Borrower or any Restricted Subsidiary being ignored, or in the assets or Liabilities of the Borrower or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  (ii) In the case of the Borrower and each Restricted Subsidiary which directly owns the issued and outstanding Capital Securities of any Restricted Subsidiary, whether such Restricted Subsidiary (A) is owned by the Borrower or such Restricted Subsidiary as of the Agreement Date or (B) is formed, created or acquired by the Borrower or any Subsidiary after the Agreement Date and is not designated by the Borrower as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein on or prior to the tenth day following such formation, creation or acquisition, for so long as such Restricted Subsidiary is a direct Restricted Subsidiary of the Borrower or such Restricted Subsidiary, own not less than 80% of the issued and outstanding Capital Securities of such Restricted Subsidiary.

                  (iii) If an Unrestricted Subsidiary will file a consolidated tax return with the Borrower, deliver to the Administrative Agent, on or prior to the date on which such Unrestricted Subsidiary shall have been designated as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, and maintain in full force and effect a tax sharing agreement, in form and substance reasonably satisfactory to the Arranging Agents and duly executed by such Unrestricted Subsidiary and the Borrower.

                  Section 4.02. Insurance. Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts (a) as is customarily maintained by similar businesses or (b) as may be required by Applicable Law, except, in the case of clause (b) above, to the extent that the failure to maintain such insurance could not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document. Whether or not customarily maintained by similar businesses, the Borrower shall, and shall cause the Restricted Subsidiaries to, maintain business interruption insurance, so long as such insurance is available on commercially reasonable terms.

                  Section 4.03. Use of Proceeds. Use the proceeds of the Loans only to (a) subject to Section 4.14, make investments, (b) subject to Section 4.07, make acquisitions, (c) fund working capital and capital expenditure requirements and other general corporate purposes, (d) subject to Section 4.06, make Restricted Payments, (e) to the extent permitted hereunder, make payments of principal and interest in respect of Senior Subordinated Indebtedness, (f) repay the Predecessor Indebtedness (it being intended that this Agreement and the Loans hereunder, together with the Additional Facility Credit Agreement and the Additional Facility Loans thereunder, replace and refinance the Predecessor Indebtedness), (g) pay transaction costs incurred in connection with the execution and delivery of the Loan Documents and the Additional Facility Loan Documents and (h) subject to Section 4.11(b), make payments of Permitted Management Fees. None of the proceeds of any of the Loans shall be used by the Borrower or any Subsidiary to purchase or carry, or to reduce or retire or refinance any credit incurred by the Borrower or any Subsidiary to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System and deliver such copy to such Bank.

         B. The Borrower shall not, and shall not permit or suffer any Restricted Subsidiary to, directly or indirectly:

                  Section 4.04. Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.04 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

                  Section 4.05. Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 4.05 shall not apply to Permitted Liens; provided, however, that if, notwithstanding this Section 4.05, any Lien to which this Section 4.05 is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall automatically be secured by such Lien to the full extent permitted by Applicable Law equally and ratably with the other
Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected; provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.05.

                  Section 4.06. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, if, at either the time of the declaration or other incurrence, if any, of such Restricted Payment, or the time of the making thereof, or immediately after giving effect thereto, any Default shall have occurred and be continuing.

                  Section 4.07. Merger or Consolidation; Acquisitions. Merge or consolidate with any Person, or acquire any assets or business from or Capital Securities issued by any Person, except that, if after giving effect thereto no Default would exist, this Section 4.07 shall not apply to (a) (i) any merger or consolidation of the Borrower with any one or more Restricted Subsidiaries or with any Person acquired as provided in clause (d) below, provided that the Borrower shall be the continuing Person or (ii) any merger or consolidation of the Borrower with any Person so long as the sole purpose of such merger or consolidation was to change the domicile of the Borrower, the Person into which the Borrower merged or with which it consolidated was specially formed for such purpose and had at no time conducted any business or operations and such Person shall have assumed in writing the obligations of the Borrower under the Loan Documents in a manner reasonably satisfactory to the Arranging Agents, (b) any merger or consolidation of any Restricted Subsidiary with any one or more other Restricted Subsidiaries or with any Person acquired as provided in clause (d) below, (c) any acquisition of assets in the ordinary course of business or contemplated by Section 4.08(c) and (d) any acquisition (whether effected by merger, consolidation, acquisition of Capital Securities, exchanges permitted under Section 4.08(f)(ii), joint venture or otherwise) of one or more wireless telephone or other communications businesses.

                  Section 4.08. Disposition of Assets. Sell, lease, license, transfer or otherwise dispose (which shall include, for purposes of this Section 4.08, any redesignation of any Restricted Subsidiary as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein) of any asset (which shall include, but not be limited to, for purposes of this Agreement, any Capital Securities or other ownership interests) or any interest therein, except that this Section 4.08 shall not apply to (a) any disposition of property in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or required in its business, (c) any disposition of any asset or any interest therein by a Restricted Subsidiary to the Borrower or a Restricted Subsidiary or any disposition of any asset or any interest therein by the Borrower to a Restricted Subsidiary, (d) any sale or assignment of delinquent accounts receivable or other trade receivables (or notes evidencing such receivables) to a collection agency or similar service in the ordinary course of business, (e) any transaction to which any of the other provisions of this Agreement (other than Section 4.10) is by its express terms inapplicable and (f) any other disposition (including any such redesignation), so long as no Default shall have occurred and be continuing immediately prior to or after giving effect to such disposition and

                           (i) such disposition is a sale to any Person for cash or other marketable consideration (which shall include the cash portion of an exchange of assets by the Borrower or a Restricted Subsidiary pursuant to clause (ii) below) in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Restricted Subsidiary, and

                                    (A) unless the  Required  Agents  shall have
                  otherwise consented in writing, the percentage equal to the sum of

                                            (1)   the   Cash   Flow   Percentage
                           attributable to such assets (or, in the case of any such redesignation, such Restricted Subsidiary),

                                            (2) plus the  Cash  Flow  Percentage
                           (determined, with respect to prior sales or redesignation of Restricted Subsidiaries, at the time of each such sale or redesignation) attributable to all other assets sold (and Restricted Subsidiaries so redesignated) by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) within the prior twelve calendar month period (or, if shorter, the period from the Closing Date),

                                            (3) plus (without duplication), with
                           respect to all Cash Portion Exchanges by the Borrower and the Restricted Subsidiaries within the prior twelve calendar month period (or, if shorter, the period from the Closing Date), the aggregate of the Net Cash Flow Percentages with respect to such Cash Portion Exchanges,

                                            (4) minus  the Cash Flow  Percentage
                           attributable to any Unrestricted Subsidiary (that had formerly been a Restricted Subsidiary) redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) (such subtracted Cash Flow Percentage to be determined as of the date of such redesignation after giving effect thereto), does not exceed 25%, and

                                    (B)  the percentage equal to the sum of

                                            (1)   the   Cash   Flow   Percentage
                           attributable to such assets (or, in the case of any such redesignation, such Restricted Subsidiary),

                                            (2) plus the  Cash  Flow  Percentage
                           (determined, with respect to prior sales or redesignation of Restricted Subsidiaries, at the time of each such sale or redesignation) attributable to all other assets sold (and Restricted Subsidiaries so redesignated) by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) since the Closing Date,

                                            (3) plus (without duplication), with
                           respect to all Cash Portion Exchanges by the Borrower and the Restricted Subsidiaries since the Closing Date, the aggregate of the Net Cash Flow Percentages with respect to such Cash Portion Exchanges,

                                            (4) minus  the Cash Flow  Percentage
                           attributable to any Unrestricted Subsidiary (that had formerly been a Restricted Subsidiary) redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein since the Closing Date (such subtracted Cash Flow Percentage to be determined as of the date of such redesignation after giving effect thereto), does not exceed 50%, or

                      (ii) such disposition is an exchange, with any Person, of assets exchanged by the Borrower or the applicable Restricted Subsidiary for assets (together with any cash consideration) of equal or greater value, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Restricted Subsidiary, and (A) if the Cash Flow Percentage attributable to such assets exchanged by the Borrower or applicable Restricted Subsidiary together with the Cash Flow Percentage attributable to all other assets exchanged by the Borrower and its Restricted Subsidiaries pursuant to this clause (ii) within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) exceeds 20%, the Borrower shall have notified the Administrative Agent of such exchange not later than the third Business Day following the consummation of such exchange and shall have provided to the Administrative Agent, together with such notice, historical financial information in form and content reasonably satisfactory to the Administrative Agent with respect to the assets disposed of and acquired pursuant to such exchange and (B) if the assets so exchanged are assets of or interests in wireless telephone or related businesses, such assets shall be exchanged principally for assets of or interests in wireless telephone or related businesses located in the United States; provided that any sale of assets (which shall include the cash portion of an exchange of assets by the Borrower or a Restricted Subsidiary pursuant to this clause (ii)) by the Borrower or any of the Restricted Subsidiaries pursuant to clause (i) above shall, to the extent of the reinvestment hereinafter referred to, be deemed an exchange for purposes of this clause (ii) and no longer deemed a sale for purposes of clause (i) above if, within 15 months after such sale, the Borrower or the applicable Restricted Subsidiary shall have reinvested, or shall have entered into a binding agreement to reinvest, all or any portion of the net proceeds of such sale in an acquisition permitted by Section 4.07(d);

provided that, in the case of any such sale to or exchange with an Affiliate, in addition to the requirements set forth above in clause (i) and (ii), (y) unless the Required Agents shall have otherwise consented in writing, the Cash Flow Percentage attributable to the assets sold or exchanged, together with the Cash Flow Percentage of all other assets sold to or exchanged with Affiliates since the Closing Date, shall not exceed 10%, and (z) such Board of Directors shall have determined, in its good faith judgment, that such sale or exchange is for consideration or in exchange for assets reflecting the fair market value of the assets sold or exchanged, and the Borrower shall have furnished to the Banks, not later than the fifteenth Business Day preceding the date of such sale or exchange, a fairness opinion with respect to such sale or exchange from a recognized investment bank or cellular telephone or wireless telecommunications broker, as the case may be, reasonably satisfactory in form and content to the Required Agents.

                  Section 4.09. Indebtedness. Incur, create, assume or suffer to exist any Indebtedness, except that this Section 4.09 shall not apply to (a) Indebtedness under the Loan Documents, (b) Indebtedness under the Additional Facility Loan Documents, (c) Junior Subordinated Indebtedness, (d) Senior Subordinated Indebtedness, (e) Indebtedness to which Section 4.14 is by its express terms inapplicable by virtue of clause (f) thereof, (f) other Indebtedness of the Borrower, provided that (i) such Indebtedness is not senior in right of payment to the Loans, is unsecured and is not entitled to the benefit of any Guaranty, (ii) the final maturity of such Indebtedness is no earlier than the date that is six months after the Commitment Termination Date and (iii) no more than 50% of the principal amount of such Indebtedness shall be scheduled or otherwise required to be repaid or prepaid (and no more than 50% of any commitments in respect thereof shall be scheduled or otherwise required to be reduced) earlier than the date that is six months after the Commitment Termination Date, (g) additional Indebtedness in an aggregate principal amount at any time outstanding not in excess of $35,000,000 and (h) assumptions by certain Restricted Subsidiaries of portions of the Indebtedness of the Borrower described in clauses (a) and (b) of this Section 4.09, so long as such assumptions (i) are effected pursuant to assumption agreements in the forms furnished to the Arranging Agents on the Closing Date and (ii) shall not constitute a release in whole or in part of the Borrower from its obligations in respect thereof.

                  Section 4.10. Transactions with Affiliates. Effect any material transaction with any Affiliate (other than the Borrower or any Restricted Subsidiary) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that this Section 4.10 shall not apply to (a) transactions to which this Agreement is by its express terms inapplicable, (b) the Management Agreement, (c) the Tax Sharing Agreement, and (d) any other such transaction that would not, either singly, or together with all other such transactions, reasonably be expected to have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document.

                  Section 4.11. Management. (a) Management Agreement. Fail at any time to keep the Management Agreement in full force and effect (payment under which shall be the sole and exclusive payment by the Borrower and the Restricted Subsidiaries to Comcast or any Subsidiary of Comcast or any other Person for the supervision and management of the Borrower and the Restricted Subsidiaries (other than amounts paid in reimbursement of out- of-pocket costs and expenses incurred on behalf of the Borrower or the Restricted Subsidiaries)) or permit any Persons other than Comcast or any Subsidiary of Comcast to supervise or manage the day-to-day business of the Borrower and the Restricted Subsidiaries.

                  (b) Management Fees. Make payments in respect of, or accrue, Management Fees at any time other than Permitted Management Fees, provided that Permitted Management Fees shall not be paid at any time when a Default exists or, immediately after giving effect thereto, would exist. For purposes of this Agreement, "Permitted Management Fees" means, at any time during any fiscal year of the Borrower, (i) Management Fees in an amount up to 6% of Total Revenue at such time, which may be paid in cash or accrued to the extent not currently paid in cash as provided below and (ii) the accrued and unpaid portion of Management Fees from prior fiscal years. For purposes of this
Section 4.11, "Total Revenue" means, at any time during any fiscal year of the Borrower, consolidated gross operating revenue of the Borrower and the Restricted Subsidiaries (excluding interest income and unusual or extraordinary items) during the period commencing with the first day of such fiscal year and ending at such time.

                  Section 4.12. Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Restricted Subsidiary to (a) pay dividends or make any other distributions on shares of its Capital Securities held by the Borrower or any other Restricted Subsidiary, (b) pay any obligation owed to the Borrower or any other Restricted Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Restricted Subsidiary, (d) transfer any of its property or assets (other than property or assets subject to Permitted Liens) to the Borrower or any other Restricted Subsidiary, except for contracts, leases or licenses which by their terms are non-assignable or (e) create any Lien upon its property or assets (other than property or assets subject to Permitted Liens) whether now owned or hereafter acquired or upon any income or profits therefrom (other than contracts, leases or other licenses which by their terms may not be pledged or otherwise encumbered), except that this Section 4.12 shall not apply to Permitted Restrictive Covenants or, in the case of clause (d) and (e) only, to limitations or restrictions with respect to Wireless Licenses.

                  Section 4.13. Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities issued by any Subsidiary, except that this Section 4.13 shall not apply to (a) any issuance by a Restricted Subsidiary of any of its Capital Securities to the Borrower or a Restricted Subsidiary, (b) any issuance by a Restricted Subsidiary of any of its Capital Securities to the holders of the common stock or other ownership interests of such Restricted Subsidiary made pro rata to the relative amounts of such common stock or other ownership interests, respectively, held by such holders, (c) any disposition by the Borrower or any Restricted Subsidiary of any Capital Securities issued by a Subsidiary (i) to the Borrower or a Restricted Subsidiary or (ii) pursuant to any disposition permitted under Section 4.08 and (d) so long as no Default under
Section 6.01(l) would result therefrom, any issuance by the Borrower of its Capital Securities.

                  Section 4.14. Investments. Purchase or acquire obligations or Capital Securities issued by, or any other interest in, or make loans to, any Person, except that this Section 4.14 shall not apply to any such obligation, Capital Security, interest or loan consisting of (a) obligations issued or guaranteed by the United States of America with a remaining maturity not exceeding one year, (b) commercial paper with maturities of not more than 270 days and a published rating of not less than A-1 by Standard & Poor's ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") (or the equivalent rating),
(c) certificates of time deposit and bankers' acceptances having maturities of not more than one year of any Bank or other commercial bank if (i) such bank has a combined capital and surplus of at least $100,000,000 and (ii) its unsecured long-term debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A- or A3 (or the equivalent rating) by a nationally recognized investment rating agency, (d) repurchase agreements with any Bank or other financial institution which are for periods not in excess of 180 days and are fully collateralized by securities constituting obligations issued or guaranteed by the United States of America,
(e) notes and other instruments that are exempt from Federal income taxation with a remaining maturity not exceeding one year, provided that such notes and other instruments are rated in the highest safety category (MIG1 or equivalent) by Moody's or S&P, (f) stock or interests in, or loans or advances to, the Borrower or any of the Restricted Subsidiaries, provided that no such loans or advances to a Restricted Subsidiary shall remain outstanding after any sale, exchange or disposition of such Restricted Subsidiary or any redesignation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, (g) acquisitions referred to in
Section 4.07, whether of the whole or any part of a business or business unit or any ownership interest therein, (h) Interest Rate Protection Agreements having a designated notional amount not exceeding, at the time entered into, 100% of the Total Commitment then in effect, having a maturity not later than the Commitment Termination Date, (i) Interest Rate Protection Agreements having a designated notional amount not exceeding, at the time entered into, 100% of the Additional Facility Total Commitment then in effect, having a maturity not later than the Additional Facility Term Maturity Date, (j) Existing Investments and (k) other investments at any time owned by the Borrower and the Restricted Subsidiaries and acquired for an aggregate purchase price not in excess of $25,000,000, provided, however, that in the event that any such obligation, Capital Security or interest is purchased, or loan is made by, a custodian or other agent on behalf of the Borrower, the Borrower shall insure that such custodial or agency arrangement shall not in any way impair the Borrower's ownership interest in such obligation, Capital Security, interest or loan.

         C. The Borrower shall not:

                  Section 4.15. Leverage Ratio. Permit the Leverage Ratio to be greater than 4.50 to 1 at any time.

                  Section 4.16. Interest Coverage Ratio. Permit the Interest Coverage Ratio to be less than 2.0 to 1 at any time.

                  Section 4.17. Revenues. Permit at any time the portion of consolidated gross operating revenues of the Borrower and the Restricted Subsidiaries derived from their wireless telephone and related businesses for any fiscal quarter of the Borrower to be less than 80% of the total consolidated gross operating revenues of the Borrower and the Restricted Subsidiaries for such fiscal quarter.

                  Section 4.18. Tax Sharing Agreement and Management  Agreement.
(a) Amend, modify, or waive any provision of, or terminate, the Tax Sharing Agreement or enter into, or allow any Subsidiary to enter into, any other tax sharing, tax allocation or similar agreement, if the result of such amendment, modification, waiver or agreement is adverse to the Borrower or to the Restricted Subsidiaries taken as a whole.

                  (b) Without limiting Section 4.11, amend, modify, or waive any provision of the Management Agreement if the result of such amendment, modification or waiver is materially adverse to the Borrower or to the Restricted Subsidiaries taken as a whole.

                  Section 4.19. Senior Subordinated Indebtedness. Make payments of principal or interest in respect of Senior Subordinated Indebtedness, except that this Section 4.19 shall not apply to any such payments so long as (i) no Default shall have occurred and be continuing at the time of such payment and
(ii) such payments of interest are made on the regularly-scheduled quarterly payment dates therefor or on the date of any repayment of Senior Subordinated Indebtedness in an amount not in excess of the amount accrued on the principal being repaid.

                                    ARTICLE 5

                      FINANCIAL STATEMENTS AND INFORMATION

                  Section 5.01. Financial Statements and Information to Be Furnished. From the Agreement Date and until the Repayment Date, the Borrower shall furnish to the Administrative Agent, with sufficient copies for each of the Banks (which copies shall be promptly forwarded by the Administrative Agent to each of the Banks):

                  (a) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended September 30, 1997:

                           (i) a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations and retained earnings and of cash flows of the Borrower and the Restricted Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year of the Borrower ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year of the Borrower; and

                           (ii)  a  certificate   with  respect   thereto  of  a
         Responsible Officer of the Borrower in the form of Schedule 5.01(a).

                  (b) Year-End Financial Statements; Accountants' and Officer's Certificates. As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1997:

                           (i) a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations and retained earnings and of cash flows of the Borrower and the Restricted Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures as at the end of and for the previous fiscal year of the Borrower;

                           (ii) an audit report of Deloitte & Touche, LLP, or other independent certified public accountants of nationally recognized standing, on the consolidated financial statements referred to in clause (i) above, which report shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and the Restricted Subsidiaries in conformity with Generally Accepted Accounting Principles (except for the exclusion of the Unrestricted Subsidiaries) as at the end of and for such fiscal year;

                           (iii) a certificate of the accountants referred to in
         clause (ii) above addressed to the Banks and in form satisfactory to the Arranging Agents stating that such accountants have read this Agreement in making the examination necessary for their report on such consolidated financial statements and that nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing; provided, however, that the furnishing of such certificate shall not require any expansion of the scope of the audit conducted by such accountants; and

                           (iv) a certificate of a Responsible Officer of the Borrower in the form of Schedule 5.01(b).

                  (c) Reports and Filings. (i) During any period while the most recent financial statements of the Borrower and the Restricted Subsidiaries delivered pursuant to Section 5.01(a) or (b) shall have been accompanied by a qualified opinion of the Borrower's independent public accountants or by a similar written statement of material inadequacy with respect to such financial statements, then, promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Restricted Subsidiary, or the Board of Directors of the Borrower or any Restricted Subsidiary, by such independent certified public accountants, including any management letter; and (ii) together with the financial statements next required to be furnished pursuant to Section 5.01(a) or (b), copies of all financial statements and reports as Comcast, the Borrower or any Restricted Subsidiary shall send to its stockholders (other than, in the case of the Borrower or any Restricted Subsidiary, its Affiliates) and of all registration statements and all regular or periodic reports that the Borrower or any Restricted Subsidiary shall file with the Securities and Exchange Commission.

                  (d) Requested Information. From time to time and with reasonable promptness upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Restricted Subsidiaries as such Bank may reasonably request.

                  (e) Notice of Defaults and Other  Matters.  Prompt  notice of:
(i) any Event of Default, after a Responsible Officer of the Borrower shall have become aware thereof, describing such Default and the action, if any, that the Borrower is proposing to take with respect thereto, (ii) the occurrence or non-occurrence of any change or event that would cause the Representation and Warranty contained in Section 3.10 to be incorrect if made at such time and (iii) any material amendment to the certificate of incorporation or by-laws of the Borrower.

                  (f) Wireless System Information. Together with the financial statements delivered pursuant to Section 5.01(a) and (b), a report

                           (i) setting forth, with respect to each Wireless System owned or controlled by the Borrower or any of the Restricted Subsidiaries, the aggregate number of subscribers served by such Wireless System as at the last day of the most recent fiscal quarter of the Borrower covered by such financial statements; and

                           (ii) setting forth, in the case of such financial statements covering the fourth fiscal quarter of any fiscal year of the Borrower, with respect to each Wireless System owned or controlled by the Borrower or any of the Restricted Subsidiaries, (A) the aggregate percentage ownership held by the Borrower and the Restricted Subsidiaries in such Wireless System and (B) the Pops of such Wireless System, in each case, as at the last day of such fourth fiscal quarter.

         Section 5.02. Accuracy of Financial Statements and Information.

                  (a) Historical Financial Statements. The Borrower hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements (other than projections) submitted by the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) (A) each of such financial statements that is audited is, and
(B) each of such financial statements that is unaudited is, in all material respects, complete and correct and presents fairly, in accordance with Generally Accepted Accounting Principles (except as noted in the auditor's report thereon and except for the absence of footnotes in unaudited financial statements and normal year-end audit adjustments and any pro forma balance sheets), the financial position of the Persons to which such financial statements relate as at their respective dates and the results of operations and retained earnings and, as applicable, changes in financial position or cash flows of such Persons for the respective periods to which such statements relate and (iii) except as disclosed or reflected in such financial statements, or otherwise set forth herein (including the Schedules hereto), as at December 31, 1996, none of such Persons had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  (b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a) or (b) shall present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom, subject to satisfaction of the exception set forth in
Section 10.02, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and cash flows of the Borrower and such Restricted Subsidiaries for the respective periods to which such statements relate. The furnishing of the financial statements pursuant to Section 5.01(a) and (b) shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Administrative Agent to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  (c) Historical Information. The Borrower hereby represents and warrants that all Information (other than the financial statements listed on Schedule 5.02(a) and financial projections) furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary and concerning such Person, and not the wireless telephone industry generally, prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously furnished), (i) in the case of any Information prepared in the ordinary course of business, was correct in all material respects in the light of the purpose for which it was prepared and (ii) in the case of any Information the preparation of which was requested by any Bank, (A) did not contain any untrue statement of a material fact and (B) to the Borrower's best knowledge, did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made. The Borrower hereby represents and warrants that the final financial projections furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary prior to the Agreement Date, which are not to be construed as guaranties of the financial performance of the Borrower and the Restricted Subsidiaries for the period or periods to which such projections relate, were based on reasonable estimates and assumptions made by the Borrower in good faith and are the projections used in the capitalization and financial planning of the Borrower and the Restricted Subsidiaries for such period or periods, and no fact is known to the Borrower on the Agreement Date that has not been disclosed in writing to the Banks that would result in any material change in any such projections or in any estimate or assumption reflected therein.

                  (d) Future Information. All Information (other than financial statements delivered pursuant to Section 5.01(a) or (b)) furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary and concerning such Person, and not the wireless telephone industry generally, on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously so furnished) (i) in the case of any Information prepared in the ordinary course of business, be correct in all material respects in the light of the purpose prepared and (ii) in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, not contain any untrue statement of a material fact, and , to the Borrower's best knowledge, not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i) and (ii) above.

                  Section 5.03. Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Restricted Subsidiary to:

                  (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete) as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Sections 5.01(a) and (b) and (ii) the determination of the compliance of the Borrower and the Restricted Subsidiaries with the terms of the Loan Documents.

                  (b) Fiscal Year. Unless the Arranging Agents shall otherwise consent, maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

                  (c) Visits, Inspections and Discussions. Permit representatives (whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested and upon reasonable notice, but, unless an Event of Default shall have occurred and be continuing, at such Bank's expense, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it and (iv) discuss its affairs, finances and accounts with its officers, employees and, upon prior notice to the Borrower and subject to the Borrower's right, unless an Event of Default shall have occurred and be continuing, to have a representative present at such discussion, its independent public accountants (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and the Restricted Subsidiaries).

                  Section 5.04. Authorization of Third Parties to Deliver Information. The Borrower hereby agrees that any opinion, report or other Information delivered to the Administrative Agent, the Arranging Agents or the Banks pursuant to the Loan Documents (including under Article 2 or this Article
5) is hereby deemed to have been authorized and directed by the Borrower to be delivered for the benefit of the Administrative Agent, the Arranging Agents and the Banks.

                                    ARTICLE 6

                                     DEFAULT

                  Section 6.01. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, any Restricted Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                  (a) Any payment of principal of or interest on any of the Loans or the Notes or of any fee shall not be made when and as due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for three Business Days;

                  (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

                  (c) (i) The Borrower shall default in the performance or observance of:

                                    (A)  any  term,   covenant,   condition   or
                  agreement contained in Section 4.01(a)(i) (insofar as such Section requires the preservation of the corporate existence of the Borrower), 4.01(a)(v), 4.01(b), 4.03 through 4.19,
                  5.01(e)(i), 5.03(b) or 5.03(c) of this Agreement; or

                                    (B)  any  term,   covenant,   condition   or
                  agreement contained in (x) this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section 6.01 specifically dealt with) or (y) any other Borrower Loan Document and, in the case of any such default under clause (x) or (y), if capable of being remedied, such default shall continue unremedied for a period of 30 days; or

                      (ii) Any Loan Party (other than the Borrower) shall default in the performance or observance of any term, covenant, condition or agreement contained in any Loan Document to which such Loan Party is a party, and, if capable of being remedied, such default shall continue unremedied for the duration of any applicable cure period provided for in such other Loan Document;

                  (d) (i) The Borrower or any Restricted Subsidiary shall fail to pay, in accordance with its terms and when due and payable (after giving effect to any applicable grace period), any of the principal of or interest on any Indebtedness (other than the Loans and Affiliate Subordinated Obligations) having a then outstanding principal amount in excess of $15,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid or purchased prior to the stated maturity thereof (other than pursuant to any customary due-on-sale clause or any provision requiring prepayment of such Indebtedness based on excess cash flow or other similar arrangement), in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness or (iii) (A) any event shall have occurred and be continuing that, after giving effect to any applicable waivers or amendments, permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment or purchase and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period;

                  (e) A default by the Borrower or any Restricted Subsidiary shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (a) or (d) of this Section 6.01 is applicable) binding upon the Borrower or any Restricted Subsidiary, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document;

                  (f) (i) The Borrower or any Restricted Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                      (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Restricted Subsidiary seeking (x) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (y) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Restricted Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Restricted Subsidiary, and such case or proceeding shall continue undismissed or unstayed for a period of 60 days or (B) an order granting the relief requested in such case or proceeding against the Borrower or any Restricted Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

                  (g) A judgment or order shall be entered against the Borrower or any Restricted Subsidiary by any court and (i) in the case of a judgment or order for the payment of money, such judgment or order shall continue undismissed, unbonded, undischarged or unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $15,000,000 and
(ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole;

                  (h) (i) Any Termination Event shall occur with respect to any Benefit Plan of the Borrower or any Restricted Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) therefrom, (v) the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 60 days thereafter or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) above shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected and is not reasonably likely to subject the Borrower or any Restricted Subsidiary to any Liability that, alone or in the aggregate, has had or could have a Materially Adverse Effect on (x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Material Loan Document;

                  (i) Any Loan Party asserts, or any Loan Party institutes any proceedings seeking to establish, that any provision of the Loan Documents is invalid, not binding or unenforceable;

                  (j) One or more Wireless Licenses held by the Borrower or any of the Restricted Subsidiaries shall be terminated or revoked such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related Wireless Systems and retain the revenue received therefrom or the Borrower and the Restricted Subsidiaries or the grantors of any such Wireless License shall fail to renew any such Wireless License at the stated expiration thereof such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related Wireless Systems and retain the revenue received therefrom, and the overall effect of all such terminations, revocations and failures to renew would be to reduce Annualized Cash Flow by (i) 10% or more, unless the Borrower shall have delivered a certificate of a Responsible Officer of the Borrower to the Administrative Agent within ten Business Days of such termination, revocation or failure to renew having such effect demonstrating that the Borrower would have been in compliance at all times with the requirements of Sections 4.15 and 4.16 on a pro forma basis determined as if all such terminations, revocations and failures to renew had occurred on the first day of, in the case of Section 4.15, the most recently completed two fiscal quarters of the Borrower and, in the case of Section 4.16, the most recently completed four fiscal quarters of the Borrower or (ii) 25% or more;

                  (k)  Any  of  the  parties  to  the  Affiliate   Subordination
Agreement (other than the Administrative Agent) shall have breached any of the provisions thereof or shall otherwise be in default thereunder;

                  (l) Comcast shall at any time cease to own, directly or indirectly, and control Capital Securities issued by the Borrower (a) having a majority of the total votes of all outstanding Capital Securities entitled to vote in an ordinary election of the Board of Directors of the Borrower and (b) representing not less than 51% of the equity ownership interest in the Borrower;

                  (m) The Management Agreement shall have been terminated or shall cease to be in full force and effect or Comcast shall at any time fail to manage and supervise pursuant to the Management Agreement each Wireless System of the Borrower and the Restricted Subsidiaries in a manner consistent with good industry practices;

                  (n) Any of the Capital Securities of the Borrower or any interest therein shall at any time become subject to a Lien other than a Permitted Lien; and

                  (o) Any Event of Default (as defined in the Additional Facility Credit Agreement) shall have occurred and be continuing.

                  Section 6.02. Remedies Upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f) with respect to the Borrower) and in every such event, the Administrative Agent, upon notice to the Borrower, may (but shall not be obligated to), and if so directed by the Required Banks shall, do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f) with respect to the Borrower, automatically and without any notice to the Borrower, (i) the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents shall be due and payable and (ii) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                  Section 6.03. Certain Cure Rights. Notwithstanding the provisions of Sections 6.01 and 6.02, but without limiting the obligations of the Borrower under Sections 4.15, and 4.16, if the Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in Sections 4.15 or 4.16, such default shall not constitute an Event of Default (but shall constitute a Default) until the Cure Date, and if on or before the Cure Date the respective actions set forth below shall have been taken and evidence thereof shall have been delivered to the Banks, then such default shall be deemed to have been cured:

                  (a) With respect to Section 4.15, the Borrower shall have prepaid Loans and/or Additional Facility Loans, either from cash on hand or the proceeds of new capital contributions or the proceeds of Junior Subordinated Indebtedness in an aggregate amount sufficient so that, after giving effect to the application of such prepayments and the reduction of Consolidated Indebtedness by the amount thereof for the purpose of determining compliance with Section 4.15, the Borrower would be in compliance therewith as recalculated at the date of receipt of such proceeds; and

                  (b) With respect to Section 4.16, the Borrower shall have prepaid Loans and/or Additional Facility Loans, either from the proceeds of new capital contributions or the proceeds of Junior Subordinated Indebtedness, in an aggregate amount sufficient so that if the ratio set forth in Section 4.16 as at the date of receipt of such proceeds were recalculated in a manner which would include as additional Cash Flow the amount of such proceeds, the Borrower would be in compliance with the Section 4.16 as at such date; provided that such addition to Cash Flow shall be attributed to the Cash Flow for the third most recent of the four consecutive fiscal quarters of the Borrower used to calculate the Interest Coverage Ratio so that such addition to Cash Flow shall continue to be given effect for purposes of determining compliance with Section 4.16 as of the end of the next following fiscal quarter of the Borrower;

provided, however, that (i) any such default may not be deemed to be cured pursuant to this Section 6.03 more than an aggregate of five times during the term of this Agreement or with respect to more than two consecutive fiscal quarters of the Borrower and, for purposes of this proviso, in the event that the receipt and application by the Borrower of the proceeds of any new capital contributions or Junior Subordinated Indebtedness shall at any time have the effect of enabling the Borrower to avoid any such default, the Borrower shall be deemed to have cured any such default pursuant to this Section 6.03 and (ii) the recalculations described in this Section 6.03 shall not be deemed to constitute a recalculation for any other purpose of this Agreement, including the determination of commitment fees under Section 1.08 or the Applicable Margin. For purposes of this Section 6.03, "Cure Date" means, with respect to any breach of the covenants contained in Sections 4.15 and 4.16, the date that is 30 days after the earlier of (A) the day on which financial statements for the fiscal quarter (or fiscal year, in the case of any such breach occurring in the fourth quarter of any fiscal year) in which such breach occurred are delivered to the Banks pursuant to Section 5.01 and (B) the day by which such financial statements are required to be delivered pursuant to Section 5.01.


                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

                  Section 7.01. Mandatory Suspension and Conversion of Eurodollar Rate Loans. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of such Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of such Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business

Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

                  (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of such Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

                  (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of such Type, the Required Banks have informed the Administrative Agent of their determination that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

                  (c) at any time  such  Bank  determines  that  any  Regulatory
Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into a Eurodollar Rate Loan of such Type, or to comply with its obligations hereunder in respect thereof; or

                  (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of such Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of such Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) or (b) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

                  Section 7.02. Regulatory Changes. If in the determination of any Bank (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan,

(iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to such compensation; provided, however, that the Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

                  Section 7.03. Capital Requirements. If, in the determination of any Bank, such Bank or any Affiliate of such Bank is required, as a result of a Regulatory Change, to maintain capital on account of any Loan or such Bank's commitment to make any Loan, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank; provided, however, that the Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the making of such Bank's initial request for such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

                  Section 7.04. Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense (excluding loss of the Applicable Margin) incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for Eurodollar Rate Loan or (b) a Eurodollar Rate Loan for any reason not being made or converted (other than as a result of the failure of such Bank to make such Loan available to the Borrower upon the fulfillment of the conditions specified in Article 2 without any determination by the Administrative Agent or such Bank under Section 7.01), or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the Borrower under this Agreement (excluding the Applicable Margin) on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the London interbank Dollar market for a period equal to such Interest Period or remaining portion.

                  Section 7.05. Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower, at the time of any request for compensation under Section 7.02 or 7.03 and otherwise upon request, a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article 7 and the assumptions underlying such computations, which shall include a statement of an officer of such Bank certifying that such request for compensation is being made pursuant to a policy adopted by such Bank to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Bank.

                  Section 7.06. Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.12, makes operable the provisions of Section 7.01(c) or (d) or entitles such Bank to make a claim under Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the written request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change subsequent to such designation.

                  Section 7.07. Replacement of Banks. If any Bank requests compensation pursuant to Section 1.12, 7.02 or 7.03, or such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Eurodollar Rate Loan shall be suspended pursuant to Section 7.01, the Borrower, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Notes to any bank or financial institution identified by the Borrower with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 7.04 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 1.12, 7.02 or 7.03, such proposed transferee's aggregate requested compensation, if any, pursuant to Section 1.12, 7.02 or 7.03 with respect to such replaced Bank's Loans is lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 1.12, 7.02, 7.03, 7.04 and 9.02 (without duplication of any payments made to such Bank by the Borrower or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 7.07 with respect to the time prior to such replacement.


                                    ARTICLE 8

                                   THE AGENTS

                  Section 8.01. Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes the Agents, individually in their respective capacities as Agents, to act as the agents for such Bank under the Loan Documents with such powers as are delegated to the respective Agents by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agents' duties shall be purely ministerial and they shall have no duties or responsibilities except those expressly set forth in the Loan Documents. None of the Agents shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. None of the Agents shall, by reason of its serving as an Agent, be a trustee or other fiduciary for any Bank. By its execution and delivery hereof, each Bank, in its capacity as a Bank and in its capacity, if any, as a party to an Interest Rate Protection Agreement, authorizes the Administrative Agent to act as its agent under, and to execute and deliver, in its name and on its behalf, the Affiliate Subordination Agreement. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of, or to any waiver of any right under, the Affiliate Subordination Agreement if, but only if, but subject to Section 9.07, the Administrative Agent is directed to do so in writing by the Required Banks; provided, however, that the Administrative Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties.

                  Section 8.02. Limitation on Agents' Liability. None of the Agents nor any of their respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. None of the Agents shall be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan
Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, or (c) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as such Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. Each of the Agents shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  Section 8.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in Section 6.02(a) and Section 6.02(b) if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

                  Section 8.04. Rights as a Bank. Each Person acting as an Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

                  Section 8.05. Indemnification. The Banks agree to indemnify each of the Agents (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent in its capacity as an Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct by such Agent.

                  Section 8.06. Non-Reliance on Agents and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on any of the Agents or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. None of the Agents shall be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, none of the Agents shall have any obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan
Documents that may come into the possession of such Agent or any of its Affiliates.

                  Section 8.07. Resignation of the Administrative Agent. Subject
to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. If no successor
Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.


                                    ARTICLE 9

                                  MISCELLANEOUS

                      Section 9.01. Notices and Deliveries.

                  (a) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05,
1.07 and 6.02 may be by telephone, promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

                  (b) Addresses. All notices, communications and materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

  (i)          if to the Borrower, to it at:

               1500 Market Street
               Philadelphia, PA  19102

               Telecopier No.: (215) 981-7744
               Telephone No.:  (215) 981-7503

               Attention:     John R. Alchin, Senior
                              Vice President and
                              Treasurer

 (ii)          if to the Administrative Agent, to it at:

               909 Fannin Street
               Suite 1700
               Houston, Texas  77010


               Telecopier No.: (713) 951-9921
               Telephone No.:  (713) 653-8235

               Attention:      Manager, Agency

(iii) if to any Bank, to it at the address or telecopier or telephone number and to the attention of the individual or department set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent and each Bank,
(y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

                  (c) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under
Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer of the Borrower, except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received.

                  Section 9.02. Expenses; Indemnification. Whether or not any Loans are made hereunder, the Borrower shall:

                  (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans, excluding any such taxes imposed as a result of the assignment of any Loan or any portion thereof (other than an assignment pursuant to Section 7.07 hereof);

                  (b) pay or reimburse the Arranging Agents for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel collectively retained by the Arranging Agents or, other than with respect to clause (i) below, appraisers, accountants and other experts employed or retained collectively by the Arranging Agents) incurred by the Arranging Agents in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents,
(iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent or the Banks in, under or related to the Loan Documents during a Default or (B) the performance of any of the obligations of the Administrative Agent or the Banks under or related to the Loan Documents, or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks in, under or related to the Loan Documents during a Default;

                  (c) pay or reimburse each Bank for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Loan Documents; and

                  (d) indemnify and hold each  Indemnified  Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and reasonable expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to (A) any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal to be the result of acts or omissions on the part of such Indemnified Person constituting gross negligence or willful misconduct or (B) any such losses, costs and expenses incurred in connection with any examination of such Indemnified Person by governmental authorities and arising other than with respect to this Agreement and the Loans specifically.

                  Section 9.03. Amounts Payable Due Upon Request for Payment. All amounts payable by the Borrower under Section 9.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof accompanied by a certificate of the requesting Bank setting forth the basis for the request and the computation for the amount thereof in reasonable detail.

                  Section 9.04. Remedies of the Essence. The various rights and remedies of the Administrative Agent and the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Administrative Agent and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

                  Section 9.05. Rights Cumulative. Each of the rights and remedies of the Administrative Agent and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

                  Section 9.06. Confidentiality. Each Bank agrees to exercise all reasonable efforts to keep any information delivered or made available by the Borrower confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (a) to any Affiliate of such Bank or to any other Bank, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) that has been publicly disclosed, (e) in connection with any litigation relating to the Loans, this Agreement or any transaction contemplated hereby to which any Bank, any Loan Party or any Agent may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors and (h) to any actual or proposed participant or assignee of all or any part of its Loans hereunder, if such other Person, prior to such disclosure, agrees for the benefit of the Borrower to comply with the provisions of this Section 9.06.

                  Section 9.07. Amendments; Waivers. Any term, covenant, agreement or condition of any Loan Document to which the Banks are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent are affected thereby, by the Administrative Agent and by each Loan Party that is a party thereto; provided, however, that no such amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (a) changes the amount or extends the term of such Bank's Commitment, (b) reduces the principal of or the rate of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder, (c) postpones any date fixed for, or reduces the amount of, (i) any scheduled payment of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder or (ii) any repayment of principal of such Bank's Loans or Notes, (d) waives any material condition precedent under Section 2.01 or 2.02 (as Section 2.02 applies to the initial Loans hereunder) or (e) amends this Section 9.07 or any provision of this Agreement or the other Loan Documents requiring the consent or other action of all of the Banks or amends the definition of "Required Banks." Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law.

                  Section 9.08. Set-Off; Suspension of Payment and Performance. The Administrative Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without prior notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Borrower Loan Documents owing to such Person (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States so long as, in each such case, such deposit shall constitute, in the reasonable judgment of such Person, an operating account of the Borrower) and (b) during any Event of Default, to suspend the payment and performance of such Liabilities owing by such Person and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits. The Person so setting off against any such Liabilities of the Borrower or suspending payment or performance of any such Liabilities of such Person, as the case may be, shall give the Borrower notice thereof promptly following such set-off or suspension, but any failure to give or delay in giving such notice shall not affect such Person's right to so set off or suspend payment or performance.

                  Section 9.09. Sharing of Recoveries. (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar proceeding being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal, interest or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, however, that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participation shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02,
9.02 and 9.08 and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

                  (b) Notwithstanding anything to the contrary contained herein,
Section 9.09(a) shall not be deemed to limit each Bank's entitlement to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in any manner as it may choose and to apply the amount subject to such exercise to the payment of Liabilities of the Borrower other than obligations subject to the sharing provisions of Section 9.09(a).

                  Section 9.10. Assignments and Participations. (a) Assignments.
(i) The Borrower may not assign any of its rights or obligations under the Borrower Loan Documents without the prior written consent of the Administrative Agent and each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless the Administrative Agent or each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

                      (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more banks or other financial institutions with (except in the case of any assignment by a Bank to an Affiliate of such Bank) the consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld); provided, however, that, no such assignment shall be effective unless and until
(x) a Notice of Assignment with respect thereto, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Administrative Agent and (y) except in the case of an assignment by the Bank that is the Administrative Agent or an assignment by any Bank to an Affiliate of such Bank, the Administrative Agent shall have been paid an assignment fee of $3,500; provided further, however, that, unless the Borrower and the Administrative Agent shall have otherwise consented, no such partial assignment, other than a partial assignment by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (1) if such assignment is made other than to another Bank, the amount thereof is not less than $5,000,000 and (2) after giving effect to such assignment and all other assignments made and participations granted by such Bank, the

Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank; provided, further, however, that, unless the Borrower shall have otherwise consented, no such assignment, other than an assignment by any Bank to an Affiliate of such Bank, shall be made or be effective unless, substantially contemporaneously therewith, the assigning Bank assigns, in the case of a complete assignment, all, or, in the case of a partial assignment, a ratable portion, of its rights and obligations under the Additional Facility Loan Documents to the same assignee. Any such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents shall release such Bank therefrom. No such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents to any Affiliate of such Bank shall obligate the Borrower to pay any amount to the assignee Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such assignee Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such assignment and not from a Regulatory Change subsequent to such assignment. In the event of any such assignment by a Bank, the Borrower shall issue a new Note to the assignee Bank (against, other than in the case of a partial assignment, receipt of the existing Note of the assignor Bank). Nothing in this Section 9.10 shall limit the right of any Bank to assign its interest in the Loans and Notes to a Federal Reserve Bank as collateral security under Regulation A of the Board of Governors of the Federal Reserve System, but no such assignment shall release such Bank from its obligations hereunder.

                  (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents without the consent of the Borrower, the Administrative Agent or any other Bank; provided, further, however, that, unless the Borrower and the Administrative Agent shall have otherwise consented, no such participation, other than a participation sold or granted by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (i) the amount thereof is not less than $5,000,000 and (ii) after giving effect to such participation and all other participations granted and assignments made by such Bank, the Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank; provided, further, however, that, unless the Borrower shall have otherwise consented, no such participation, other than a participation by any Bank to an Affiliate of such Bank, shall be sold or be effective unless, substantially contemporaneously therewith, the selling Bank sells, in the case of a complete participation, all, or, in the case of a partial participation, a ratable portion, of its rights and obligations under the Additional Facility Loan Documents to the same participant. No sale by a Bank of any participation shall relieve such Bank of any of its obligations to the Borrower hereunder.

                  (c) Rights of Assignees and Participants. Each assignee of, and each holder of a participation in, the rights of any Bank under the Borrower Loan Documents, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, in the case of assignees and with respect to its assignment, be entitled to all of the rights of a Bank and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Borrower were directly indebted to such holder for amounts payable under the Borrower Loan Documents to which such holder is entitled under the applicable participation agreement); provided, however, that each such participation agreement shall provide that the Bank that shall have sold or granted the participation shall retain the sole right to take or refrain from taking any action under the Loan Documents except that such participation agreement may provide that such Bank shall not, without the consent of the participant, agree to any amendment or waiver that would have any of the effects described in the proviso to the first sentence of Section 9.07, to the extent that the participant would be affected thereby. All amounts payable to any Bank under Section 1.12 or Article 7 shall be determined as if such Bank had not sold any participations. Each Bank that sells or grants a participation shall (A) withhold or deduct from each payment to the holder of such participation the amount of any Tax required under Applicable Law to be withheld or deducted from such payment and not withheld or deducted therefrom by the Borrower or the Administrative Agent, (B) pay any Tax so withheld or deducted by it to the appropriate taxing authority in accordance with Applicable Law and (C) indemnify the Borrower and the Administrative Agent for any losses, costs and expenses that they may incur as a result of any failure to so withhold or deduct and pay such Tax.

                  Section 9.11. Governing Law. This Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

                  Section 9.12. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(b)(i), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Agent or Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Agent or Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by the Borrower against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER, THE AGENTS AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

                  Section 9.13. Severability of Provisions. Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 9.14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                  Section 9.15. Survival of Obligations. Except as otherwise expressly provided therein, the obligations of the Borrower under Sections 1.12, 7.02, 7.03, 7.04 and 9.02, and the obligations of the Banks under Sections 8.05 and 9.06, shall survive the Repayment Date.

                  Section 9.16. Entire Agreement. This Agreement, the Notes and the other Loan Documents embody the entire agreement among the Borrower, the Administrative Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  Section 9.17. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                                   ARTICLE 10

                                 INTERPRETATION

                  Section 10.01. Definitional Provisions. (a) Defined Terms. For the purposes of this Agreement:

                  "Accumulated Funding Deficiency" has the meaning ascribed to such term in Section 302 of ERISA.

                  "Additional Facility Credit Agreement" means the $100,000,000 Credit Agreement dated as of the date hereof among the Borrower, the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank National Association and The Toronto-Dominion Bank, as arranging agents, and Toronto Dominion (Texas), Inc., as administrative agent.

                  "Additional Facility Loan" means a "Loan" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional   Facility   Loan   Documents"   means  the  "Loan
Documents" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional Facility Term Maturity Date" means the "Term Maturity Date" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional   Facility  Total  Commitment"  means  the  "Total
Commitment" as such term is defined in the Additional Facility Credit Agreement.

                  "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/100 of 1%) equal to the rate obtained by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

                  "Administrative Agent" means Toronto Dominion (Texas), Inc., as Administrative Agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.07.

                  "Administrative  Agent's  Office"  means  the  address  of the
Administrative   Agent  specified  in  or  determined  in  accordance  with  the provisions of Section 9.01(b)(ii).

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by Contract or otherwise); provided, however, that, in any event, any Person that owns directly or indirectly Capital Securities having 15% or more of the ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests in any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of such individual being an officer or director of such Person.

                  "Affiliate Subordinated Obligations" has the meaning ascribed to such term in the Affiliate Subordination Agreement, and, as provided therein, includes accrued Management Fees, Junior Subordinated Indebtedness and Senior Subordinated Indebtedness.

                  "Affiliate Subordination Agreement" means the Affiliate Subordination Agreement dated as of the date hereof among the Borrower, Comcast, Affiliates of the Borrower from time to time party thereto and the Administrative Agent.

                  "Agent" means the Administrative Agent or any of the Arranging Agents.

                  "Agreement" means this Agreement, including all Schedules, Annexes and Exhibits hereto.

                  "Agreement Date" means the date set forth as such on the last signature page hereof, which date is the date that executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

                  "Amcell" means American Cellular Network Corp., a New Jersey corporation.

                  "Annualized Cash Flow" means, as of any date of determination, Cash Flow of the Borrower and the Restricted Subsidiaries for the period of two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date multiplied by two. For purposes of determining Annualized Cash Flow, Cash Flow with respect to any Person, Wireless System, interest therein or other assets for any period shall be adjusted by (i) deducting therefrom an amount to reflect, as if such Person, Wireless System, interest therein or other assets were not owned (or, in the case of any Restricted Subsidiary redesignated as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein during such period, such Restricted Subsidiary were not a Restricted Subsidiary) for any portion of such period, the reduction in Cash Flow associated with any Person, Wireless System, interest therein or assets sold, exchanged or otherwise disposed of pursuant to Section 4.08(f) hereof (or Restricted Subsidiary so redesignated) during such period and (ii) adding thereto an amount to reflect, as if such Person, Wireless Systems, interest therein or other assets were owned (or, in the case of any Unrestricted Subsidiary redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein during such period, such Unrestricted Subsidiary were a Restricted Subsidiary) for the entire period, the addition to Cash Flow associated with any Person, Wireless Systems, interest therein or other assets acquired during such period pursuant to Section 4.07(d) (or Unrestricted Subsidiary so redesignated).

                  "Applicable Law" means, anything in Section 9.11 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and
(C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

                  "Applicable Margin" means, at any time, subject to the last sentence of this definition, the respective percentage set forth below opposite the applicable Leverage Ratio at such time set forth below:


          Leverage Ratio                                    Applicable Margin

          Greater than 3.50 to 1                                  0.500%

          Less than or equal to 3.50 to 1                         0.450%
          and greater than 3.00 to 1

          Less than or equal to 3.00 to 1                         0.400%
          and greater than 2.50 to 1

          Less than or equal to 2.50 to 1                         0.375%
          and greater than 2.00 to 1

          Less than or equal to 2.00 to 1                         0.325%
          and greater than 1.50 to 1

          Less than or equal to 1.50 to 1                         0.300%

                  The Leverage Ratio shall be determined initially on the basis of the certificate provided for in Section 2.01(h) and subsequently on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the Applicable Margin as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.

                  "Arranging  Agents" means The Bank of New York,  Barclays Bank
PLC,  The  Chase  Manhattan  Bank,  PNC  Bank,  National   Association  and  The
Toronto-Dominion Bank, as Arranging Agents for the Banks under the Loan Documents, and, in the event that any such Bank elects not to continue to serve as an Arranging Agent or merges into or otherwise consolidates with any other Arranging Agent, any successor to such Bank in its role as an Arranging Agent designated by the Borrower and agreed to by each of the other Arranging Agents.

                  "AWACS" means AWACS, Inc., a Pennsylvania corporation.

                  "Bank" means (i) any Person listed as such on the signature pages hereof and (ii) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.10(a).

                  "Bank Tax" means (i) any Tax based on or measured by net income, any franchise Tax and any doing business Tax imposed upon any Bank or any Agent by any jurisdiction (or any political subdivision thereof) in which such Bank, such Agent or any Lending Office is organized, located or doing business and (ii) for the purposes of Section 1.12, any other Tax imposed by a jurisdiction other than the United States or a political subdivision thereof that would not have been imposed but for a present or former connection between the Bank, Agent or Lending Office (as the case may be) and such jurisdiction.

                  "Base Financial Statements" means the consolidated balance sheet of Comcast and its Consolidated Subsidiaries as of December 31, 1996 and the related statements of operations and retained earnings and of cash flows for the fiscal year ended with the date of such balance sheet.

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 0.5%.

                  "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

                  "Benefit Plan" means, with respect to any Person at any time, any employee pension benefit plan (including a Multiemployer Benefit Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within five years preceding the time in question were, in whole or in part, the responsibility of such Person.

                  "Borrower" means Comcast Cellular Communications, Inc., a Delaware corporation.

                  "Borrower Loan Documents" means the Loan Documents to which the Borrower is a party.

                  "BTA" means a "Basic Trading Area" as such term is defined and modified by the FCC for purposes of licensing PCS Systems.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

                  "Capital Security" means, with respect to any Person, (i) any share of capital stock of such Person or (ii) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

                  "Cash  Flow"  means,  with  respect  to any  Person,  Wireless
System, interest therein or other assets for any period, (i) the net income (which shall be consolidated, as appropriate) attributable to such Person, Wireless System, interest therein or other assets for such period, adjusted to exclude (A) gains and losses from unusual or extraordinary items, (B) interest income and (C) the amount of any restoration of any charge to or other reserve against revenues taken during any prior period, in each case for such period plus (ii) income or gross receipts taxes (whether or not deferred), Interest
Expense (which for this purpose shall include, to the extent deducted in determining net income, interest on Junior Subordinated Indebtedness),
Management Fees accrued and not paid in cash, bank fees and expenses, depreciation, amortization and other non-cash charges to income, in each case for such period minus (iii) except to the extent deducted in determining such net income, Management Fees paid in cash during such period (other than Management Fees paid in cash on the Agreement Date in an aggregate amount not exceeding $17,000,000).

                  "Cash Flow Percentage" means, as of the date of any sale or exchange of capital stock, assets, or a Wireless System, or of any redesignation of any Restricted Subsidiary or Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, the ratio, expressed as a percentage, derived by dividing (a) Cash Flow attributable thereto for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date of sale or exchange by (b) Cash Flow of the Borrower and its Restricted Subsidiaries for such period.

                  "Cash Portion Exchange" means any exchange of assets by the Borrower or any Restricted Subsidiary with any Person pursuant to Section 4.08(ii) in which the Borrower or the applicable Restricted Subsidiary receives, in addition to the assets exchanged by such Person, consideration in the form of cash or cash equivalents in excess of $5,000,000.

                  "Cellular License" means any license issued or granted by the FCC to operate a Cellular System.

                  "Cellular System" means any wireline or non-wireline cellular telephone system.

                  "Closing Date" means the date of the making of the initial Loans hereunder.

                  "Code" means the Internal Revenue Code of 1986.

                  "Comcast"   means   Comcast   Corporation,    a   Pennsylvania
corporation.

                  "Comcast Cellular Holdings" means Comcast Cellular Holdings, Inc., a Delaware corporation.

                  "Commitment" means, with respect to any Bank, (i) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a) or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "Commitment Termination Date" means January 31, 2003.

                  "Consolidated   Indebtedness"   means,   at  any   time,   the
consolidated Indebtedness of the Borrower and the Restricted Subsidiaries as of such time.

                  "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time.

                  "Contract" means (i) any agreement (whether executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and (iv) any by-law.

                  "Cure Date" has the meaning ascribed to such term in Section 6.03.

                  "Debt" means any Liability that constitutes "debt" or "Debt" under Section 101(12) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

                  "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Bank, (i) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

                  "Environmental Laws" means any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Section 414(b),
(c), (m) or (o) of the Code of which such first Person is a member.

                  "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

                  "Eurodollar  Lending Office" means,  with respect to any Bank,
(i) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative

Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

                  "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Administrative Agent by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Agent that has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to the relevant Interest Period (rounded upward, if necessary, to the next higher 1/16 of 1%), as of 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Rate" shall be the interest rate per annum determined by the Administrative Agent to be the rate (rounded upward, if necessary to next higher 1/16 of 1% per annum) at which deposits in Dollars are offered to major banks in the London interbank market in London, England by the Administrative Agent, as of approximately 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

                  "Eurodollar Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

                  "Event  of  Default"  means  any of the  events  specified  in
Section 6.01.

                  "Excluded Subsidiary" means any of Comcast Directory Services, Inc., Comcast Publishing Holdings Corp., Comcast Publishing Holdings Financial Corp., Amcell of Hunterdon, Inc., AWACS Investment Holdings, Inc., AWACS Garden State, Inc., Garden State Cablevision L.P. and the Subsidiaries of the foregoing.

                  "Existing Benefit Plan" means, with respect to any Person at any time, any employee benefit plan (including a multiemployer benefit plan as defined in Section 4001(a)(3) of ERISA), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, in whole or in part, the responsibility of such Person.

                  "Existing Guaranty" means (i) any Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 4.04, and (ii) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (A) at the time such Guaranty is entered into and after giving effect thereto, no Default would exist, (B) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (C) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced and (D) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

                  "Existing Investment" means any investment outstanding on the Agreement Date, to the extent set forth on Schedule 4.14, and any renewal or extension thereof not involving an increase therein as the result of an additional investment by the Borrower or any Restricted Subsidiary.

                  "FCC" means the Federal Communications Commission.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Toronto-Dominion Bank, from three Federal funds brokers of recognized standing selected by such bank.

                  "Funded Current Liability Percentage" has the meaning ascribed to such term in Section 401(a)(29) of the Code.

                  "Generally Accepted Accounting Principles" means (i) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (ii) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements, except as provided in Section 10.02.

                  "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

                  "Guaranty" means, with respect to any Person, any contractual obligation, contingent or otherwise, of such Person (i) to pay any Indebtedness or other obligation of any other Person or to otherwise protect the holder of any such Indebtedness or other obligation against loss (whether such obligation arises by agreement to pay, to keep well, to purchase assets, goods, securities or services or otherwise) or (ii) incurred in connection with the issuance by a third Person of a Guaranty of any Indebtedness or other obligation of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise by Contract); provided, however, that the term "Guaranty" shall not include an endorsement for collection or deposit in the ordinary course of business. The word "Guarantee" when used as a verb has the correlative meaning.

                  "Hazardous Material" means any oil, hazardous waste, hazardous material or hazardous substance listed, defined or otherwise identified as hazardous in the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6921 et seq., the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., or any other Federal or state Environmental Law.

                  "Indebtedness" means, with respect to any Person (in each case, whether such obligation is with full or limited recourse), without duplication, (i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (iii) any obligation of such Person, whether or not owed to Affiliates, to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if, in the case of any such payable owed to Affiliates, it is payable on customary trade terms, (iv) any obligation of such Person as lessee under a capital lease, (v) any Mandatorily Redeemable Securities issued by such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Securities to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Securities),
(vi) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (vii) any contractual obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or performance or other bond issued by such other Person, (viii) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) a Lien on any asset of such Person and (ix) any Indebtedness of others Guaranteed by such Person; provided, however, that the term "Indebtedness" with respect to the Borrower and the Restricted Subsidiaries shall not include (x) letters of credit or performance or other bonds up to an aggregate outstanding face amount of $10,000,000 or (y) Permitted Management Fees.

                  "Indemnified Person" means, at any time, any Person that is, or at such time was, the Administrative Agent, any other Agent, a Bank, an Affiliate of the Administrative Agent, any other Agent or a Bank or a director, officer, employee or agent of any such Person.

                  "Information"  means  written  data,  certificates,   reports,
statements  (excluding  financial  statements),   documents  and  other  written
information.

                  "Intellectual Property" means (i) (A) patents and patent rights, (B) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i) above and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii) above, including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

                  "Interest Coverage Ratio" means, as of any date of determination, the ratio of (i) Cash Flow of the Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date to (ii) Interest Expense of the Borrower and the Restricted Subsidiaries for such period.

                  "Interest Expense" means, for any Person, Wireless System, interest therein or other assets for any period, without duplication, (i) all interest on Indebtedness of such Person, or attributable to such Wireless System, interest therein or assets, and commitment fees in respect thereof, accrued (other than, in the case of the Borrower and the Restricted Subsidiaries, interest on Junior Subordinated Indebtedness), whether or not actually paid, during such period plus (ii) the net amount accrued, whether or not actually paid, by such Person, or attributable to such Wireless System, interest therein or assets, pursuant to any Interest Rate Protection Agreement during such period (or minus the net amount receivable, whether or not actually received, by such Person, or attributable to such Wireless System, interest therein or assets, thereunder during such period).

                  "Interest Payment Date" means the last day of March, June, September and December of each year.

                  "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the day of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the next preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third, sixth or, if made available by each of the Banks, ninth or twelfth calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (ii) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

                  "Interest Rate Protection Agreements" means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and a Bank or other financial institution having combined capital and surplus of at least $200,000,000 or that has (or that is a subsidiary of a bank holding company that has) publicly traded unsecured long-term debt securities given a rating of A- (or the equivalent rating then in effect) or better by Standard & Poor's Ratings Group or a rating of A3 (or the equivalent rating then in effect) or better by Moody's Investors Service, Inc., providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "Junior Subordinated Indebtedness" means Affiliate Subordinated Obligations (other than Senior Subordinated Indebtedness and accrued Management Fees) advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement).

                  "Lending Office" means, with respect to any Bank, the Domestic Lending Office or the Eurodollar Lending Office of such Bank.

                  "Leverage Ratio" means, as of any date of  determination,  the
ratio  of  (i)  Consolidated   Indebtedness   (other  than  Junior  Subordinated
Indebtedness) on such date to (ii) Annualized Cash Flow as of such date.

                  "Liability"   means,   with   respect  to  any   Person,   any
indebtedness, liability or obligation of or binding upon such Person or any of its assets.

                  "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise), (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement under which the same is transferred, sequestered or otherwise identified with the intention of subjecting the same to, or making the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured creditors of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means any amount advanced by a Bank pursuant to Section 1.01(a) with respect to its Commitment.

                  "Loan Document Related Claim" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) arising out of, related to, or connected with, the Loan Documents, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

                  "Loan Document Representation and Warranty" means any "Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made pursuant to the terms of any Loan Document.

                  "Loan Documents" means (i) this Agreement, the Notes and the Affiliate Subordination Agreement and (ii) all other agreements, documents and instruments (other than the assumption agreements referred to in Section
4.09(g)(i) and any promissory notes payable to the Borrower and executed in connection therewith) arising out of (A) any agreement, document or instrument referred to in clause (i) above, (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions pursuant to any agreement, document or instrument referred to in clause (i) above or in this clause (ii).

                  "Loan Parties" means the Borrower, Comcast and any Affiliate of the Borrower from time to time party to the Affiliate Subordination Agreement (until such time as such Affiliate shall be released therefrom in the manner provided therein).

                  "Management Agreement" means the Management Agreement dated as of May 20, 1997 between the Borrower and Comcast.

                  "Management Fees" means all fees and other amounts payable under the Management Agreement, including but not limited to overhead and administrative costs allocated by Comcast to the Restricted Subsidiaries of the Borrower party thereto but excluding amounts paid in reimbursement of out-of-pocket costs and expenses incurred on behalf of such Restricted Subsidiaries.

                  "Mandatorily Redeemable Securities" means, with respect to any Person, any Capital Securities issued by such Person to the extent that they are
(i) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (A) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (B) at the option of any Person other than such Person or (C) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (ii) convertible into Mandatorily Redeemable Securities.

                  "Material Loan Documents" means this Agreement, the Notes and the Affiliate Subordination Agreement.

                  "Materially Adverse Effect" means, (i) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (ii) with respect to a group of Persons "taken as a whole," any materially adverse effect on such Persons' business, assets, Liabilities, financial condition or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (iii) with respect to any Loan Document, any material adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto.

                  "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the payee or (ii) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

                  "MSA" means a "Metropolitan Statistical Area" as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

                  "MTA" means a "Major Trading Area" as such term is defined and modified by the FCC for purposes of licensing PCS Systems.

                  "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Flow Percentage" means, with respect to any Cash Portion Exchange, the Cash Flow Percentage (determined as of the date of such exchange before giving effect thereto) of the excess of (i) the Cash Flow attributable to the assets disposed of by the Borrower or the applicable Restricted Subsidiary in such exchange for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date over (ii) the Cash Flow attributable to the assets received by the Borrower or the applicable Restricted Subsidiary in such exchange for the four consecutive fiscal quarters of the Person so exchanging such assets ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date.

                  "Non-U.S. Bank" has the meaning set forth in Section 1.15.

                  "Note" means any promissory note in the form of Exhibit A.

                  "Notice of Assignment" means any notice to the Borrower and the Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of Schedule 9.10(a).

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PCS License" means any license issued or granted by the FCC to operate a PCS System.

                  "PCS  System"  means  any  personal   communications  services
telephone system.

                  "Permitted  Guaranty"  means (i) any Guaranty to which Section
4.09 is by its express terms inapplicable by virtue of clauses (d) or (e) thereof and (ii) any Guaranty of obligations of the Borrower or any Restricted Subsidiary so long as such obligations do not constitute Indebtedness and have been incurred in the ordinary course of business.

                  "Permitted Lien" means (i) any right of set-off arising under law and not under Contract, any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01(a)(iv) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced and remained unstayed or undismissed for more than 30 days; (ii) any Lien on the properties and assets of a Restricted Subsidiary securing an obligation owing to the Borrower or a Restricted Subsidiary; (iii) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; (iv) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as, in the case of any such Lien arising in connection with a judgment, no Event of Default set forth in Section 6.01(g) shall exist and, in each other case, the execution or other enforcement thereof is not unstayed for more than 20 days; (v) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Restricted Subsidiary or (B) any property or asset at the time such property or asset is acquired by the Borrower or a Restricted Subsidiary, but only, in the case of either (A) or (B), if and so long as (w) such Lien was not created in contemplation of such Person becoming a Restricted Subsidiary or such property or asset being acquired, (x) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (y) such Lien secures only the obligation secured thereby at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and (z) the obligation secured by such Lien is not in default; (vi) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.05, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (vii) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (v), (vi) or (vii) of this definition, but only if (A) at the time such Lien is granted and after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (D) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase; or (viii) any Lien securing the obligations of the obligor in respect of Indebtedness to which Section 4.09 is by its express terms inapplicable by virtue of clause (g) thereof.

                  "Permitted Management Fees" has the meaning ascribed to such term in Section 4.11(b).

                  "Permitted Restrictive Covenant" means (i) any covenant or restriction contained in any Loan Document or any Additional Facility Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Restricted Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction described in
Schedule 4.12, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained or (iv) any covenant or restriction that
(A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii) or (iv) above, (B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

                  "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate," any trade or business.

                  "Pops" means (i) with respect to any Cellular System, the aggregate number of individuals resident in the MSA or RSA (as the case may be) in which such Cellular System is licensed to operate, (ii) with respect to any PCS System, the aggregate number of individuals resident in the BTA or MTA (as the case may be) in which such PCS System is licensed to operate and (iii) with respect to any other Wireless System, the aggregate number of individuals (without duplication) resident in the analogous statistical area or areas (as defined and modified by the FCC for purposes of licensing such Wireless System) in which such Wireless System is licensed to operate, in each case as reflected in the population estimates most recently published by the Pops Information Service.

                  "Pops Information Service" means (a) any of Donnelly Marketing Service, Rand McNally or the United States Census Bureau as shall be selected by the Borrower as the source for the population information in the first quarterly or annual report required to be delivered by the Borrower under Section 5.01(f) and (b) if such Person as shall have been selected by the Borrower shall cease to publish such estimates, either of the other two Persons referred to in clause
(a) above.

                  "Post-Default Rate" means the rate otherwise  applicable under
Section 1.03(a) plus 2% or, if there is no such rate, the Base Rate plus 2%.

                  "Predecessor  Indebtedness"  means  Indebtedness  set forth on
Schedule 10.01.

                  "Pre-existing Default" has the meaning ascribed to such term in the definition of "Restricted Subsidiary" herein.

                  "Prime Rate" means the prime commercial lending rate of The Toronto- Dominion Bank, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily the lowest rate of interest of The Toronto-Dominion Bank.

                  "Prohibited   Transaction"   means  any  transaction  that  is
prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

                  "Register" has the meaning set forth in Section 1.15.

                  "Registered Note" has the meaning set forth in Section 1.15.

                  "Registered Noteholder" has the meaning set forth in Section 1.15.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

                  "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date (including any Applicable Law that shall have become such as the result of any act or omission of the Borrower or any of its Affiliates, without regard to when such Applicable Law shall have been enacted or implemented), whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

                  "Repayment Date" means the later of (i) the termination of the Total Commitment (whether as a result of the occurrence of the Commitment Termination Date, the reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (ii) the payment in full of the Loans and all other amounts payable or accrued hereunder.

                  "Reportable Event" means, with respect to any Benefit Plan of any Person, (i) the occurrence of any of the events set forth in ERISA Section 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC,
(ii) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (iii) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (iv) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Section 401(a)(29) of the Code or
(v) any failure to make a payment required by Section 412(m) of the Code with respect to such Benefit Plan.

                  "Representation and Warranty" means any written representation or warranty made pursuant to or under (i) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR (ii) ABOVE (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

                  "Required Agents" means no fewer than four out of five of the Arranging Agents.

                  "Required Banks" means, at any time, Banks having at least 51% of the Loans outstanding or, if there are no Loans outstanding, at least 51% of the Total Commitment.

                  "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities," as such term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

                  "Responsible Officer" means, with respect to any Loan Party, the chairman, vice chairman, president, any senior vice president, the chief financial officer, the treasurer or any assistant treasurer of such Loan Party.

                  "Restricted Payment" means (i) (A) any dividend or other distribution on account of any Capital Securities issued by the Borrower or any Restricted Subsidiary (other than dividends payable solely in such Capital Securities other than Mandatorily Redeemable

Securities and other than dividends and other distributions payable to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary), (B) any payment on account of the principal of or premium, if any, on any Indebtedness convertible into Capital Securities issued by the Borrower or any Restricted Subsidiary (other than any such payment to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary) or (C) any payment on account of any purchase, redemption, retirement, exchange or conversion of any Capital Securities issued by the Borrower or any Restricted Subsidiary (other than any such payment to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary) and (ii) payments of interest on, or payments or prepayments of principal of, or the setting apart of money for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any principal of or interest on Junior Subordinated Indebtedness. For the purposes of this definition, a "payment" or "prepayment" shall include the transfer of any asset or the issuance of any Indebtedness or other obligation (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any Capital Securities other than Mandatorily Redeemable Securities.

                  "Restricted Subsidiary" means (a) each Subsidiary of the Borrower (other than the Excluded Subsidiaries) in existence on the Agreement Date and (b) each Subsidiary of the Borrower formed, created or acquired by the Borrower or a Restricted Subsidiary after the Agreement Date, unless such
Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a notice to the Administrative Agent given on or prior to the tenth day following such formation, creation or acquisition (such designation to be effective on the date of receipt of such notice by the Administrative Agent and only so long as neither the Borrower nor any Restricted Subsidiary shall have sold, leased, licensed, transferred or otherwise disposed of any material assets or interests therein to such Subsidiary during the period, if any, from the date of formation, creation or acquisition of such Subsidiary to the date of receipt of such notice by the Administrative Agent); provided that (A) any Subsidiary which owns, directly or indirectly, the Capital Securities of any Restricted Subsidiary shall, for so long as it is a Subsidiary, be a Restricted Subsidiary and (B) at least 80% of the issued and outstanding capital securities of each Restricted Subsidiary shall, for so long as it is a Restricted Subsidiary, be directly owned by the Borrower or another Restricted Subsidiary; provided, further, that any such Restricted Subsidiary may be redesignated by the Borrower as an Unrestricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Banks given not less than five Business Days prior to such specified date, so long as (1) no Default, including but not limited to a Default under Section 4.08(f), shall have occurred and be continuing both before and after giving effect to such redesignation (and by delivering such notice the Borrower shall be deemed to have made a Representation and Warranty to such effect) and (2) such notice shall be accompanied by a certificate of a Responsible Officer of the Borrower, in form and content satisfactory to the Arranging Agents, demonstrating that, on a pro forma basis determined as if such redesignation had been consummated on the first day of the most recently completed two fiscal quarters of the Borrower, the Borrower would have been in compliance at all times with the requirements of Sections 4.15 and 4.16; provided, further, that any Unrestricted Subsidiary may be redesignated by the Borrower as a Restricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Banks given not less than five Business Days prior to such specified date, so long as (1) no Default (other than any Default that shall have occurred and be continuing immediately before giving effect to such redesignation (a "Pre-existing Default")) shall have occurred and be continuing after giving effect to such redesignation, and, with respect to any Pre-existing Default, such redesignation shall not have increased the degree of the Borrower's non-compliance with the terms of this Agreement (and by delivering such notice the Borrower shall be deemed to have made a Representation and Warranty to the effect set forth in this clause (1)) and (2) such notice shall be accompanied by a certificate of a Responsible Officer of the Borrower, in form and content satisfactory to the Arranging Agents, demonstrating that, on a pro forma basis determined as if such redesignation had been consummated on the first day of the most recently completed two fiscal quarters of the Borrower, such redesignation would not have resulted in (A) a failure by the Borrower to be in compliance at all times with the requirements of Sections 4.15 and 4.16 or (B) if a Pre-existing Default with respect to either such Section shall exist, an increase in the degree of the Borrower's non-compliance with the terms of this Agreement in respect of such Pre-existing Default.

                  "RSA" means a "Rural Service Area" as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

                  "Senior Subordinated Indebtedness" means Affiliate Subordinated Obligations advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement), bearing interest at a rate per annum, for any fiscal quarter of the Borrower, not in excess of the rate that is 1/4% below the weighted average interest rate applicable to the Loans hereunder at the beginning of such fiscal quarter and in an aggregate principal amount not in excess of the unused portion, if any, of the Total Commitment at such time. Obligations treated as Junior Subordinated Indebtedness by the lender and borrower thereof shall not be deemed Senior Subordinated Indebtedness irrespective of the interest rate or other terms applicable thereto.

                  "Subsidiary" means, with respect to any Person, any other Person (i) Capital Securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) of such Person or (ii) other ownership interests, including partnership interests, of which ordinarily constituting a majority voting interest are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

                  "Tax" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

                  "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of May 20, 1997 among the Comcast, Comcast Cellular Holdings, Comcast Cellular Corporation and the Borrower.

                  "Termination  Event" means,  with respect to any Benefit Plan,
(i) any Reportable Event with respect to such Benefit Plan, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under Section 4041(c) of ERISA,
(iii) the  institution  of  proceedings  to  terminate  such  Benefit Plan under
Section 4042 of ERISA or (iv) the appointment of a trustee to administer such Benefit Plan under Section 4042 of ERISA.

                  "Total   Commitment"   means  the  aggregate   amount  of  the
Commitments, as the same may be reduced from time to time pursuant to Section 1.07.

                  "Total  Revenue"  has the  meaning  ascribed  to such  term in
Section 4.11(b).

                  "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period, Eurodollar Rate Loans having a six-month Interest Period and, if made available by each of the Banks, Eurodollar Rate Loans having a nine-month Interest Period and Eurodollar Rate Loans having a twelve-month Interest Period. Any Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (i) and (ii) of the definition of "Interest Period" shall be deemed to be a Loan of such Type notwithstanding such difference in duration of Interest Periods.

                  "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under Section 4001(a)(18) of ERISA.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "United States person" has the meaning ascribed to such term in Section 1.12(a).

                  "Unrestricted Subsidiary" means any Subsidiary of the Borrower that is not a Restricted Subsidiary.

                  "U.S. Person" means a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

                  "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

                  "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned

Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

                  "Wireless License" means any Cellular License, PCS License or other license issued or granted by the FCC to operate a Wireless System.

                  "Wireless System" means any Cellular System, PCS System or other wireless telecommunications system.

                  (b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                      (ii) When used in this Agreement, the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article," "Section," "Annex," "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                     (iii) Whenever the context so requires, the singular number includes the plural and vice versa.

                      (iv) Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                       (v) Each authorization in favor of the Administrative Agent, the Banks, the Borrower or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                      (vi) Except as otherwise specified herein, all references herein to the Administrative Agent, any Bank or any Loan Party shall be deemed to refer to such Person however designated in the Loan
         Documents, so that (A) a reference to rights or duties of the Administrative Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as a party under the Affiliate Subordination Agreement, (B) a reference to costs incurred by a Bank in connection with the Loan

         Documents shall be deemed to include costs incurred by such Person as a beneficiary of the terms of the Affiliate Subordination Agreement and
         (C) a reference to the obligations of the Loan Parties (other than the Borrower) under the Loan Documents shall be deemed to include the obligations of such Persons as parties under the Affiliate Subordination Agreement.

                     (vii) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the Notes or any certificate, opinion or other document delivered pursuant hereto or thereto.

                  Section 10.02. Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except for (a) the exclusion of the Unrestricted Subsidiaries and (b) such departures from Generally Accepted Accounting Principles so long as (i) the Borrower shall have delivered to the Administrative Agent, with sufficient copies for each of the Banks, not later than the first time that such financial statements or computations are prepared or made on the basis of such departures, a notice setting forth in reasonable detail the nature and substance of such departures and the application thereof to such financial statements or computations and (ii) the Required Banks shall not have notified the Borrower within 60 days of the receipt of the Borrower's notice that such financial statements or computations may not be prepared or made in accordance with or on the basis of such departures.

                  Section 10.03. Representations and Warranties. Except to the extent that any Representation or Warranty is expressly stated to be made only at or as of a specified time or times, all Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

                  Section 10.04. Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.



                              COMCAST CELLULAR COMMUNICATIONS, INC.


                              By:/s/ John R. Alchin
                              Name:  John R. Alchin
                              Title: Senior Vice President and Treasurer



                              THE BANK OF NEW YORK, as
                              an Arranging Agent and a Bank


                              By: /s/ James W. Whitaker
                              Name:  James W. Whitaker
                              Title:  Vice President



                              BARCLAYS BANK PLC, as
                              an Arranging Agent and a Bank


                              By: /s/ Andrew Wynn
                              Name:  Andrew Wynn
                              Title: Managing Director



                              THE CHASE MANHATTAN BANK, as
                              an Arranging Agent and a Bank


                              By:  /s/ Tracey A. Navin
                              Name:  Tracey A. Navin
                              Title:  Vice President




$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              PNC BANK, NATIONAL ASSOCIATION, as
                              an Arranging Agent and a Bank


                              By: /s/ Daniel E. Hopkins
                              Name:  Daniel E. Hopkins
                              Title: Vice President



                              THE TORONTO-DOMINION BANK, as
                              an Arranging Agent and a Bank


                              By: /s/ Jane Mott
                              Name:  Jane Mott
                              Title:  Mgr. Syndications & Credit Administration



                              BANK OF AMERICA NT&SA


                              By: /s/ Cynthia E. Sachs
                              Name:  Cynthia E. Sachs
                              Title: Vice President



                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ Keith M. Wilson
                              Name:  Keith M. Wilson
                              Title: Vice President



                              MITSUBISHI TRUST AND BANKING CORPORATION (U.S.A.)


                              By:  /s/ Shinichi Nakakubo
                              Name:  Shinichi Nakakubo
                              Title:  Executive Vice President

$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                              By: /s/ Janey P. Sammons
                              Name:  Janey P. Sammons
                              Title: Vice President



                              MELLON BANK, N.A.


                              By:  /s/ Nathan H. Kelm
                              Name:  Nathan H. Kelm
                              Title: Assistant Vice President



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., NEW YORK BRANCH


                              By: /s/ Shuighi Tajima
                              Name:  Shuighi Tajima
                              Title: Deputy General Manager



                              FIRST NATIONAL BANK OF MARYLAND


                              By:  /s/ Timothy A. Knabe
                              Name:  Timothy A. Knabe
                              Title:  Vice President



                              RIGGS BANK N.A.


                              By:  /s/ David H. Olson
                              Name:  David H. Olson
                              Title:  Vice President


$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              CITIBANK, N.A.


                              By: /s/ Carolyn Lee
                              Name:  Carolyn Lee
                              Title: AS-ATTORNEY-IN-FACT



                              BANK OF MONTREAL


                              By: /s/ W. T. Calder
                              Name:  W. T. Calder
                              Title: Director



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:  /s/ Masahiro Watanabe
                              Name: Masahiro Watanabe
                              Title: Joint General Manager



                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH


                              By:  /s/ Alan E. McLintock
                              Name:  Alan E. McLintock
                              Title:  Vice President


                              By: /s/ W. Pieter C. Kodde
                              Name:  W. Pieter C. Kodde
                              Title:  Vice President





$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By: /s/ Robert Grella
                              Name:  Robert Grella
                              Title: Vice President


                              By:  /s/ Brian Haughney
                              Name:  Brian Haughney
                              Title:  Assistant Treasurer


                              CORESTATES BANK, N.A.


                              By:  /s/ Elizabeth Elmore
                              Name:  Elizabeth Elmore
                              Title: Vice President



                              THE DAI-ICHI KANGYO BANK, LTD.


                              By:  /s/ Nancy Stenger
                              Name:  Nancy Stenger
                              Title: Assistant Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By: /s/ Glen B. Echert, CFA
                              Name:  Glen B. Echert, CFA
                              Title: Vice President


$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              ROYAL BANK OF CANADA


                              By: /s/ John P. Page
                              Name:  John P. Page
                              Title: Senior Manager


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By: /s/ David V. Fox
                              Name:  David V. Fox
                              Title: Vice President



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Mark A. Campellone
                              Name:  Mark A. Campellone
                              Title: Vice President



                              THE FUJI BANK LIMITED, NEW YORK BRANCH


                              By:  /s/ Feiji Teramoto
                              Name:  Feiji Teramoto
                              Title: Vice President & Manager


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By:  /s/ John McCloskey
                              Name: John McCloskey
                              Title: Vice President


$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              TORONTO DOMINION (TEXAS), INC. as
                              Administrative Agent


                              By: /s/ Jano Mott
                              Name:  Jano Mott
                              Title: Vice President





$300,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                                                           ANNEX A
Banks, Lending Offices Commitment
and Notice Addresses

THE BANK OF NEW YORK                                             $15,000,000

Domestic Lending Office:
One Wall Street, 16th Floor
New York, New York  10286


Eurodollar Lending Office:
One Wall Street, 16th Floor
New York, New York  10286


Notice Address for Credit Issues:
One Wall Street, 16th Floor
New York, New York  10286

Telecopier No.:            212-635-8595/3
Telephone No.:             212-635-8843
Attention:                 James Whitaker, Vice President
                           Communications, Entertainment and Publishing
                           Division


Notice Address for Administrative, Operations and Other Issues:
One Wall Street, 18th Floor
New York, New York  10286

Telecopier No.:            212-916-7845
Telephone No.:             212-916-7930
Attention:                 Pilar Kinzie

BARCLAYS BANK PLC                                        $15,000,000

Domestic Lending Office:
75 Wall Street, 11th Floor
New York, New York 10265


Eurodollar Lending Office:
75 Wall Street, 11th Floor
New York, New York 10265


Notice Address for Credit Issues:
388 Market Street, Suite 1700
San Francisco, California 94111

Telecopier No.:                     415-765-4760
Telephone No.:                      415-765-4702
Attention:                          Matthew Traina


Notice Address for Administrative, Operations and Other Issues:
75 Wall Street, 11th Floor/CSU
New York, New York 10265

Telecopier No.:                     212-412-5306/5307
Telephone No.:                      212-412-3701
Attention:                          Warren Walker

THE CHASE MANHATTAN BANK                                           $15,000,000

Domestic Lending Office:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081


Eurodollar Lending Office:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081


Notice Address for Credit Issues:
Global Media & Telecommunications
270 Park Avenue, 37th Floor
New York, New York  10017

Telecopier No.:                     212-270-4164
Telephone No.:                      212-270-8916
Attention:                          Tracey Navin, Vice President


Notice Address for Administrative, Operations and Other Issues:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081

Telecopier No.:                     212-552-5700
Telephone No.:                      212-552-7447
Attention:                          Ganesh Persaud, Account Manager

PNC BANK, NATIONAL ASSOCIATION                                  $15,000,000

Domestic Lending Office:
1600 Market Street
Philadelphia, Pennsylvania 19103


Eurodollar Lending Office:

Notice Address for Credit Issues:
1600 Market Street
Philadelphia, Pennsylvania 19103

Telecopier No.:                     215-585-6680
Telephone No.:                      215-585-7468
Attention:                          Daniel E. Hopkins, Vice President

Telecopier No.:                     215-585-6680
Telephone No.:                      215-585-6014
Attention:                          Scott C. Meves, Senior Vice President


Notice Address for Administrative, Operations and Other Issues:
1600 Market Street
Philadelphia, Pennsylvania 19103

Telecopier No.:                     215-585-7485
Telephone No.:                      215-585-6809
Attention:                          Joanne Kane, Loan Originator

Telecopier No.:                     215-585-7485
Telephone No.:                      215-585-7457
Attention:                          Diane Flannery, Vice President

THE TORONTO-DOMINION BANK                               $15,000,000
Domestic Lending Office:
909 Fannin Street, 17th Floor
Houston, Texas 77010


Eurodollar Lending Office:
909 Fannin Street, 17th Floor
Houston, Texas 77010


Notice Address for Credit Issues:
31 West 52nd Street
New York, NY  10019

Telecopier No.:                     212-262-1928
Telephone No.:                      212-468-0732
Attention:                          Bernadette Collins


Notice Address for Administrative, Operations and Other Issues:
909 Fannin Street, 17th Floor
Houston, Texas 77010

Telecopier No.:                     713-951-9921
Telephone No.:                      713-653-8235
Attention:                          Sophia Sgarbi

BANK OF AMERICA NT&SA                                  $12,750,000

Domestic Lending Office:
1850 Gateway Blvd.
Concord, California  94520


Eurodollar Lending Office:
1850 Gateway Blvd.
Concord, California  94520


Notice Address for Credit Issues:
335 Madison Avenue
New York, New York  10017

Telecopier No.:                     (212) 503-7137
Telephone No.:                      (212) 503-8409
Attention:                          Cynthia Sachs


Notice Address for Administrative, Operations and Other Issues:
335 Madison Avenue
New York, New York  10017

Telecopier No.:                     (510) 603-7297
Telephone No.:                      (510) 675-7119
Attention:                          Stephanie Aragon

NATIONSBANK OF TEXAS, N.A.                             $12,750,000

Domestic Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202


Eurodollar Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202


Notice Address for Credit Issues:
901 Main Street, 64th Floor
Dallas, Texas  75202

Telecopier No.:                     (214) 508-2576
Telephone No.:                      (214) 508-0988
Attention:                          Keith Wilson


Notice Address for Administrative, Operations and Other Issues:
901 Main Street, 64th Floor
Dallas, Texas  75202

Telecopier No.:                     (214) 508-2020
Telephone No.:                      (214) 508-2151
Attention:                          Jean North

MITSUBISHI TRUST & BANKING                       $10,500,000
  CORPORATION (U.S.A.)

Domestic Lending Office:
520 Madison Avenue, 39th Floor
New York, New York  10022


Eurodollar Lending Office:
520 Madison Avenue, 39th Floor
New York, New York  10022


Notice Address for Credit Issues:
520 Madison Avenue, 39th Floor
New York, New York  10022

Telecopier No.:                     (212) 838-6838
Telephone No.:                      (212) 891-8547
Attention:                          Gary Maciak


Notice Address for Administrative, Operations and Other Issues:
520 Madison Avenue, 39th Floor
New York, New York  10022

Telecopier No.:                     (212) 838-6838
Telephone No.:                      (212) 891-8549
Attention:                          Hemlata Shah

SUNTRUST BANK, CENTRAL                           $10,500,000.00
  FLORIDA, N.A.

Domestic Lending Office:
200 South Orange Avenue
Orlando, Florida  32801


Eurodollar Lending Office:
200 South Orange Avenue
Orlando, Florida  32801


Notice Address for Credit Issues:
200 South Orange Avenue
Orlando, Florida  32801

Telecopier No.:                     (407) 237-4253
Telephone No.:                      (407) 237-4299
Attention:                          David Miller


Notice Address for Administrative, Operations and Other Issues:
200 South Orange Avenue
Orlando, Florida  32801

Telecopier No.:                     (407) 237-4253
Telephone No.:                      (407) 237-5209
Attention:                          Debbie Torres

MELLON BANK, N.A.                              $10,500,000.00

Domestic Lending Office:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258


Eurodollar Lending Office:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258


Notice Address for Credit Related Issues:
1735 Market Street
Philadelphia, PA  19103

Telecopier No.:                     (215) 553-4899
Telephone No.:                      (215) 553-2906
Attention:                          David B. Crawford


Notice Address for Administrative, Operations and Other Issues:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258

Telecopier No.:                     (412) 236-2027
Telephone No.:                      (412) 234-4749
Attention:                          Carol Bufalini

THE LONG-TERM CREDIT BANK OF                                 $10,500,000.00
  JAPAN, LTD., NEW YORK BRANCH

Domestic Lending Office:
165 Broadway
New York, New York  10006


Eurodollar Lending Office:
165 Broadway
New York, New York  10006


Notice Address for Credit Related Issues:
Telecopier No.:                     (212) 608-2371
Telephone No.:                      (212) 335-4561
Attention:                          Jeffrey L. Kaufman


Notice Address for Administrative, Operations and Other Issues:
Telecopier No.:                     (212) 608-3452
Telephone No.:                      (212) 335-4801
Attention:                          Robert Pacifici

FIRST NATIONAL BANK OF MARYLAND                         $10,500,000.00

Domestic Lending Office:
25 South Charles Street, 18th Floor
Baltimore, MD  21201


Eurodollar Lending Office:
25 South Charles Street, 18th Floor
Baltimore, MD  21201


Notice Address for Credit Related Issues:
25 South Charles Street, 18th Floor
Baltimore, MD  21201

Telecopier No.:                     (410) 244-4920
Telephone No.:                      (410) 244-4350
Attention:                          Timothy A. Knabe


Notice Address for Administrative, Operations and Other Issues:
25 South Charles Street, 18th Floor
Baltimore, MD  21201

Telecopier No.:                     (410) 244-4920
Telephone No.:                      (410) 244-4051
Attention:                          Darla Holbrook

RIGGS BANK N.A.                                        $10,500,000.00

Domestic Lending Office:
808 17th Street N.W.
10th Floor
Washington, DC  20006


Eurodollar Lending Office:
808 17th Street N.W.
10th Floor
Washington, DC  20006


Notice Address for Credit Related Issues:
808 17th Street N.W.
10th Floor
Washington, DC  20006

Telecopier No.:                     (202) 835-5977
Telephone No.:                      (202) 835-5105
Attention:                          David Olson


Notice Address for Administrative, Operations and Other Issues:
808 17th Street N.W.
10th Floor
Washington, DC  20006

Telecopier No.:                     (202) 835-5977
Telephone No.:                      (202) 835-5136
Attention:                          Mamduh Abutaa

CITIBANK, N.A.                                            $10,500,000.00

Domestic Lending Office:
399 Park Avenue
New York, New York  10043


Eurodollar Lending Office:
399 Park Avenue
New York, New York  10043


Notice Address for Credit Related Issues:
399 Park Avenue
New York, New York  10043

Telecopier No.:                     (212) 793-6873
Telephone No.:                      (212) 559-8564
Attention:                          Eric Huttner


Notice Address for Administrative, Operations and Other Issues:
2 Penns Way
New Castle, Delaware 19702

Telecopier No.:                     (302) 894-6120
Telephone No.:                      (302) 894-6010
Attention:                          Annmarie Pavco

BANK OF MONTREAL                                             $10,500,000.00

Domestic Lending Office:
430 Park Avenue
New York, New York  10022


Eurodollar Lending Office:
430 Park Avenue
New York, New York  10022


Notice Address for Credit Related Issues:
430 Park Avenue
New York, New York  10022

Telecopier No.:                     (212) 605-1621
Telephone No.:                      (212) 605-1664
Attention:                          Sarah Kim

Telecopier No.:                     (212) 605-1621
Telephone No.:                      (212) 605-1426
Attention:                          Allegra Griffths


Notice Address for Administrative, Operations and Other Issues:
115 South LaSalle Street
Chicago, Illinois  60603

Telecopier No.:                     (312) 750-4345
Telephone No.:                      (312) 750-3722
Attention:                          Nilda Diaz

THE INDUSTRIAL BANK                                          $10,500,000.00
  OF JAPAN, LIMITED

Domestic Lending Office:
1251 Avenue of the Americas
New York, New York  10020-1104


Eurodollar Lending Office:
1251 Avenue of the Americas
New York, New York  10020-1104


Notice Address for Credit Related Issues:
1251 Avenue of the Americas
New York, New York  10020-1104

Telecopier No.:                     (212) 282-4490
Telephone No.:                      (212) 282-3515
Attention:                          Christian Gioidano, Assistant Vice President


Notice Address for Administrative, Operations and Other Issues:
1251 Avenue of the Americas
New York, New York  10020-1104

Telecopier No.:                     (212) 282-4480
Telephone No.:                      (212) 282-4060
Attention:                          A. Kawai

COOPERATIEVE CENTRALE RAIFFEISEN--                            $10,500,000.00
  BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND",
  NEW YORK BRANCH

Domestic Lending Office:
245 Park Avenue
New York, New York  10167


Eurodollar Lending Office:
245 Park Avenue
New York, New York  10167


Notice Address for Credit Related Issues:
300 South Wacker Drive
Suite 3500
Chicago, Illinois  60606

Telecopier No.:                     (312) 786-0052
Telephone No.:                      (312) 408-8253
Attention:                          Alan E. McLintock

245 Park Avenue
New York, New York 10167

Telecopier No.:                     (212) 916-78
Telephone No.:                      (212) 808-2513
Attention:                          Andrew Sherman

Notice Address for Administrative, Operations and Other Issues:
Corporate Services
245 Park Avenue
New York, New York 10167

Telecopier No.:                     (212) 916-7930
Telephone No.:                      (212) 916-7845
Attention:                          Debra Rivers

DRESDNER BANK AG NEW YORK                           $10,500,000.00
  AND GRAND CAYMAN BRANCHES

Domestic Lending Office:
75 Wall Street
New York, New York  10005-2889


Eurodollar Lending Office:
75 Wall Street
New York, New York  10005-2889


Notice Address for Credit Related Issues:
75 Wall Street
New York, New York  10005-2889

Telecopier No.:                     (212) 429-2129
Telephone No.:                      (212) 429-2252
Attention:                          Robert Grella


Notice Address for Administrative, Operations and Other Issues:
75 Wall Street
New York, New York  10005-2889

Telecopier No.:                     (212) 429-2130
Telephone No.:                      (212) 429-2288
Attention:                          Laura Lam

CORESTATES BANK, NA                                 $10,500,000.00

Domestic Lending Office:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103


Eurodollar Lending Office:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103


Notice Address for Credit Related Issues:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103

Telecopier No.:                     (215) 786-7721
Telephone No.:                      (215) 786-4321
Attention:                          Elizabeth Elmore


Notice Address for Administrative, Operations and Other Issues:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103

Telecopier No.:                     (215) 786-4313
Telephone No.:                      (215) 786-7721
Attention:                          Mary Lockhart

THE DAI-ICHI KANGYO BANK, LTD.                               $10,500,000.00

Domestic Lending Office:
1 World Trade Center, Suite 4911
New York, New York  10048


Eurodollar Lending Office:
1 World Trade Center, Suite 4911
New York, New York  10048


Notice Address for Credit Related Issues:
1 World Trade Center, Suite 4911
New York, New York  10048

Telecopier No.:                     (212) 524-0579
Telephone No.:                      (212) 432-8748
Attention:                          Nancy Stengel


Notice Address for Administrative, Operations and Other Issues:
1 World Trade Center, Suite 4911
New York, New York  10048

Telecopier No.:                     (212) 432-0194
Telephone No.:                      (212) 432-8441
Attention:                          Christine Dell'Aira

THE BANK OF TOKYO-MITSUBISHI                                 $10,500,000.00
  TRUST COMPANY

Domestic Lending Office:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104


Eurodollar Lending Office:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104


Notice Address for Credit Related Issues:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104

Telecopier No.:                     (212) 782-4935
Telephone No.:                      (212) 782-4310
Attention:                          Emile Elnems


Notice Address for Administrative, Operations and Other Issues:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104

Telecopier No.:                     (212) 766-3127
Telephone No.:                      (201) 413-8570
Attention:                          Rolando Uy

ROYAL BANK OF CANADA                                         $10,500,000.00

Domestic Lending Office:
Financial Square, 23rd Floor
New York, New York  10005


Eurodollar Lending Office:
Financial Square, 23rd Floor
New York, New York  10005


Notice Address for Credit Related Issues:
Financial Square, 23rd Floor
New York, New York  10005

Telecopier No.:                     (212) 428-6460
Telephone No.:                      (212) 428-6552
Attention:                          Andy Cozewith


Notice Address for Administrative, Operations and Other Issues:
Financial Square, 23rd Floor
New York, New York  10005

Telecopier No.:                     (212) 428-2372
Telephone No.:                      (212) 428-6321
Attention:                          Jewel Haines

MORGAN GUARANTY TRUST                                        $10,500,000.00
  COMPANY OF NEW YORK

Domestic Lending Office:
60 Wall Street
New York, New York  10260-0060


Eurodollar Lending Office:
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
500 Stanton Christina Road, 3rd Floor
Newark, Delaware  19713


Notice Address for Credit Related Issues:
60 Wall Street
New York, New York  10260-0060

Telecopier No.:                     (212) 648-5014
Telephone No.:                      (212) 648-4833
Attention:                          David Fox


Notice Address for Administrative, Operations and Other Issues:
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
500 Stanton Christina Road, 3rd Floor
Newark, Delaware  19713

Telecopier No.:                     (302) 634-1094
Telephone No.:                      (302) 634-4218
Attention:                          Mark Connor

CREDIT LYONNAIS                                              $10,500,000.00
  NEW YORK BRANCH

Domestic Lending Office:
1301 Avenue of the Americas
18th Floor
New York, New York  10019


Eurodollar Lending Office:
1301 Avenue of the Americas
18th Floor
New York, New York  10019


Notice Address for Credit Related Issues:
1301 Avenue of the Americas
18th Floor
New York, New York  10019

Telecopier No.:                     (212) 261-3288
Telephone No.:                      (212) 261-7852
Attention:                          Mark Thorsheim


Notice Address for Administrative, Operations and Other Issues:
1301 Avenue of the Americas
18th Floor
New York, New York  10019

Telecopier No.:                     (212) 261-3318
Telephone No.:                      (212) 261-7741
Attention:                          Debbie Vellozzi

THE FUJI BANK, LIMITED,                                      $10,500,000.00
  NEW YORK BRANCH

Domestic Lending Office:
2 World Trade Center, 79th Floor
New York, New York  10048


Eurodollar Lending Office:
2 World Trade Center, 79th Floor
New York, New York  10048


Notice Address for Credit Related Issues:
2 World Trade Center, 79th Floor
New York, New York  10048

Telecopier No.:                     (212) 898-2399
Telephone No.:                      (212) 898-2082
Attention:                          Mark Gronich

Telecopier No.:                     (212) 898-2399
Telephone No.:                      (212) 898-2061
Attention:                          Brian Carlson


Notice Address for Administrative, Operations and Other Issues:
2 World Trade Center, 79th Floor
New York, New York  10048

Telecopier No.:                     (212) 488-8216
Telephone No.:                      (212) 898-2099
Attention:                          Tina Catapano

CAISSE NATIONALE DE CREDIT AGRICOLE            $10,500,000.00

Domestic Lending Office:
55 East Monroe Street, Suite 47
Chicago, Illinois 60603

Eurodollar Lending Office:
55 East Monroe Street, Suite 47
Chicago, Illiois 60603

Notice Address for Credit Related Issues:
520 Madison Avenue
New York, New York  10022

Telecopier No.:                     (212) 418-2228
Telephone No.:                      (212) 418-2217
Attention:                          John McCloskey


Notice Address for Administrative, Operations and Other Issues:
55 E. Monroe Street, Suite 4700
Chicago, Illinois  60603

Telecopier No.:                     (312) 372-4421
Telephone No.:                      (312) 917-7420
Attention:                          Karen Bergstrom

                                                                   Schedule 1.02


                           FORM OF NOTICE OF BORROWING



[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]


Date:


Ladies and Gentlemen:


         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:

                 Type of Loan1                             Amount

         ---------------------------------             --------------

         ---------------------------------             --------------

         ---------------------------------             --------------



         [Please disburse the proceeds of the Loans by [insert requested method of disbursement]].2

         The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of Section 1.02 of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]3 (i) each Loan Document Representation and Warranty is true and correct in all material respects at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m.

(New York time) on the Business Day before the requested date for the making of the Loans) will be true and correct in all material respects at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default, including a Default under Section 4.15 or 4.16 (other than a Default meeting the requirements of the parenthetical provision set forth in Section 2.02(c) of the Credit Agreement), has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) no Default (other than a Default meeting the requirements of the parenthetical provision set forth in Section 2.02(c) of the Credit Agreement) will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.


                              COMCAST CELLULAR COMMUNICATIONS, INC.


                              By:
                              Name:
                              Title:






1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

2. Include and complete this sentence if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of the Borrower at the Administrative Agent's Office.

3. If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                           Schedule 1.03(c)(iv)


                  FORM OF NOTICE OF CONVERSION OR CONTINUATION


[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:

                  Loans to be                                             Converted or
         Converted or Continued                                          Continued Loans


                            Last Day of                                            Date of
       Type                   Current                                           Conversion or             Type
     of Loan1             Interest Period            Amount                      Continuation           of Loan1           Amount

    ---------             ---------------           --------                     ------------           --------           -------

    ---------             ---------------           --------                     ------------           --------           -------

    ---------             ---------------           --------                     ------------           --------           -------


                              COMCAST CELLULAR COMMUNICATIONS, INC.


                              By:
                              Name:
                              Title:


1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                                   Schedule 1.05


                          FORM OF NOTICE OF PREPAYMENT


[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

                               Last Day of
                                  Current
   Type of Loan1              Interest Period                       Amount








                              COMCAST CELLULAR COMMUNICATIONS, INC.


                              By:
                              Name:
                              Title:





1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                                Schedule 2.01(a)


                   FORM OF CERTIFICATE AS TO RESOLUTIONS, ETC.

                              [NAME OF LOAN PARTY]

             I, ________________, [Secretary/Assistant Secretary/Responsible Officer] of [NAME OF LOAN PARTY], a __________ corporation (the "Company"), hereby certify, pursuant to Section 2.01(a) of the Credit Agreement (the "Credit Agreement"), dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Credit Agreement):

             1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


      Name                     Office                            Signature

[               ]   [                          ]

[               ]   [                          ]

[               ]   [                          ]


             2. Attached as Annex A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

             3. [List the Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are substantially in the forms thereof approved by the Board of Directors of the Company, except for such changes as have been approved by the officer or officers of the Company executing such documents.

             4. There has been no amendment to the certificate of incorporation of the Company since __________.

             5. Attached as Annex B is a true and correct copy of the by-laws of the Company as in effect on ________, 1997 and at all subsequent times to and including the date hereof.

             IN WITNESS WHEREOF, I have signed this certificate this __ day of _____, 1997.



                                                By: ____________________________
                                                Name:
                                                Title:


             I, __________, __________ of the Company, hereby certify that __________ has been duly elected or appointed and has been duly qualified as, and on this day is, [Secretary/Assistant Secretary/Responsible Officer] of the Company, and the signature in paragraph 1 above is such individual's genuine signature.

             IN WITNESS WHEREOF, I have signed this certificate this __ day of ___, 1997.



                                                By: ____________________________
                                                Name:
                                                Title:

                                                              Schedule 2.01(d)-1


                         FORM OF OPINION OF COUNSEL FOR
                     THE BORROWER AND EACH OTHER LOAN PARTY

                     [Letterhead of Drinker, Biddle & Reath]

                           ___________________, 1997

To  the Banks party to the Credit
    Agreement referred to below
    on the date hereof and
    Toronto Dominion (Texas), Inc., as
    Administrative Agent.

Re:      Comcast Cellular Communications, Inc./Communications
         Corporation/Comcast Financial Corporation

Ladies and Gentlemen:

         We have acted as special counsel to Comcast Cellular Communications, Inc., a Delaware corporation (the "Company"), Comcast Corporation, a Pennsylvania corporation ("Comcast") and Comcast Financial Corporation, a Delaware corporation ("Comcast Financial"), in connection with the execution and delivery of the $300,000,000.00 Credit Agreement dated as of __________________, 1997 (the "Credit Agreement"), among (A) the Company, (B) each of the banks which is a signatory thereto (individually a "Bank" and, collectively, the "Banks"), (C) The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association, and The Toronto-Dominion Bank, as Arranging Agents, and (D) Toronto Dominion (Texas), Inc., as Administrative Agent. This opinion is being delivered to you pursuant to Section 2.01(d) of the Credit Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (hereinafter, those documents, together with the Exhibits and Schedules appended thereto or referred to therein, are collectively referred to as the "Loan Documents"):

          (1)  the Credit Agreement;

          (2)  the Notes delivered on the date hereof;

          (3)  the Affiliate Subordination Agreement; and

          (4)  the Company's officer's certificate delivered pursuant to
               Section 2.01(a) of the Credit Agreement.

In addition, we have examined such corporate records (consisting of Certificates or Articles of Incorporation, by-laws and resolutions respecting the subject transactions) of the Company, Comcast and Comcast Financial (individually, a "Loan Party" and collectively, the "Loan Parties"), the originals, or copies certified to our satisfaction, of certificates of public officials, including without limitation, W a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for the Company (the "Company Good Standing Certificate"), (ii) a Subsistence Certificate issued by the Office of the Secretary of the Commonwealth of Pennsylvania on October 9, 1997 for Comcast (the "Comcast Good Standing Certificate"), and a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for Comcast Financial (the "Comcast Financial Good Standing Certificate") and such other agreements, documents and instruments as we have deemed appropriate as the basis for the opinions hereinafter set forth.

         In all cases, we have assumed the genuineness of all signatures (other than those of the signatures of officers of the Loan Parties on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of documents submitted to us as copies. As to questions of fact material to this opinion, we have relied with your permission upon the accuracy of the representations and warranties made by the parties in the Loan Documents and of certificates and other comparable documents of appropriate officers and representatives of the Loan Parties and upon certificates of public officials. We have not undertaken any independent investigation of factual matters.

         Opinions of separate counsel of the Loan Parties are being delivered to you under Section 2.01(d) of the Credit Agreement contemporaneously herewith with respect to, among other things, the corporate status and power of Comcast, the Company and Comcast Financial, as applicable; the authorization, execution and delivery of documents by Comcast, the Company and Comcast Financial, as applicable; the absence of conflict with (a) the charter or by-laws of Comcast, the Company and Comcast Financial, as applicable or (b) certain laws, orders or agreements; the absence of certain litigation; and certain regulatory matters. In rendering the opinions herein, we have assumed, without investigation, the accuracy of such other opinions and we express no opinion with respect to any such matters.

         In addition, in rendering the opinions set forth herein, we have assumed (except to the extent specifically opined on below with respect to certain Loan Parties) without investigation, with respect to all of the documents referred to in this opinion letter and the transactions contemplated therein, that:

                   (A) each party to such documents and transactions (1) has satisfied and will satisfy those legal requirements that are applicable to it to the extent necessary to make such documents enforceable against it and (2) has complied and will comply with all legal requirements pertaining to its status as such status relates to its rights to enforce the documents; and

                   (B) the execution, delivery and performance in accordance with their respective terms by each of the parties of the Loan Documents to which it is a party do not and will not (1) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or -(2) violate or conflict with, result in a breach of, or constitute a default under (a) any Contract to which any of such parties may be bound or (b) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

         When we state herein that matters are to our "knowledge," we mean that we have no actual knowledge of facts which are contrary to the opinion rendered, without having undertaken independent investigation or verification of any such facts. The words "actual knowledge,, mean the conscious attention to such information by the Primary Lawyer Group. The phrase "Primary Lawyer Group" includes only attorneys who are currently members of or employed by this firm who have been involved in the preparation of this letter and such other attorneys as have been involved in the representation of the Loan Parties in connection with the transaction that is the subject of this letter.

         Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, in our opinion:

         1. The Company is a corporation validly existing and, based solely on the Company Good Standing Certificates, in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         2. Comcast is a corporation validly existing and, based solely on the Comcast Good Standing Certificates, is subsisting under the laws of the Commonwealth of Pennsylvania. Comcast has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         3. Comcast Financial is a corporation validly existing and, based solely on the Comcast Financial Good Standing Certificates, in good standing under the laws of the State of Delaware. Comcast Financial has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         4. The execution, delivery and performance by the Company of the Loan Documents to which it is a party and the borrowings by the Company under the Credit Agreement (A) have been duly authorized by all necessary corporate action on the part of the Company and (B) do not violate the Certificate of Incorporation or bylaws of the Company. Each of the Loan Documents to which the Company is a party (X) has been duly executed and delivered by the Company and
(Y) constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

         5. The execution, delivery and performance by Comcast of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast. Each of the Loan Documents to which Comcast is a party has been duly executed and delivered by Comcast and constitutes a legal, valid and binding obligation of Comcast enforceable against it in accordance with its terms.

         6. The execution, delivery and performance by Comcast Financial of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast. Each of the Loan Documents to which Comcast Financial is a party has been duly executed and delivered by Comcast Financial and constitutes a legal, valid and binding obligation of Comcast Financial enforceable against it in accordance with its terms.

         7. Neither the Company nor any of its Restricted Subsidiaries is (A) an "investment company" within the meaning of the Investment Company Act of 1940, or (B) a "holding company or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Company Act of 1935, as amended.

         8. Assuming the Company does not use the proceeds of the loans provided in the Credit Agreement to purchase "margin securities" or "margin stock" within the meanings of Regulations

G, T, U, or X of the Federal Reserve Board and that any debt which is refinanced with such proceeds did not constitute a "purpose credit" or "purpose loan" within the meaning of such regulations, the Company's execution and performance of the Loan Documents will not violate such regulations.

         9. The obligations of the Company under the Loan Documents to which the Company is a party are within the definitions of "Senior obligations" contained in the Affiliate Subordination Agreement.

         The opinions set forth above are subject to the following qualifications and limitations:

                   (A) We have assumed the legal capacity of all individuals executing any of the Loan Documents.

                   (B) The validity and enforceability of the Loan Documents are subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors, rights generally (including those relating to fraudulent conveyances and transfers), principles of equity and to the equitable discretion of courts, whether in proceedings at law or in equity.

                   (C) We express no opinion as to the enforceability of any provisions in any Loan Document imposing penalties, forfeitures, late payment charges, prepayment premiums, attorneys, commissions, or an increase in interest rate upon the occurrence of a default or an event of default.

                   (D) Requirements in any Loan Document specifying that provisions therein may only be waived in writing may be unenforceable if an oral agreement modifying provisions of those documents has been performed.

                   (E) We express no opinion as to the enforceability of provisions contained in any Loan Document which purport to constitute or provide for the waiver and release of any rights, claims, defenses, counterclaims or remedies of the Loan Parties, including, without limitation, the waiver and release of (1) the benefit of statutes of limitation or moratoria, (2) errors, defects and imperfections in proceedings, service of process or the establishment of jurisdiction, (3) the benefits of any stay of execution, exemption from service of process or extension of time for payment, (4) the benefits of laws requiring the marshalling of assets or election of remedies, and (5) the benefits of laws, regulations or judicial decisions exempting certain property and/or proceeds from execution, attachment, levy or sale.

                  (F) We express no opinion concerning the financial condition or solvency of the Loan Parties, nor do we express any opinion concerning the effect of any action, suit, proceeding, litigation or transaction (including, without limitation, the transactions contemplated in the Credit Agreement) upon either (1) the financial condition of any of the Loan Parties or (2) any financial covenants which the Loan Parties may have agreed to in the Loan Documents or any other instrument executed and delivered in connection with the transactions contemplated in the Credit Agreement or any other transaction.

                   (G) No opinion is expressed as to the enforceability of any of the following kinds of provisions in the Loan Documents: (1) provisions for self-help except as permitted by applicable law; (2) provisions which purport to establish evidentiary standards; (3) provisions relating to the non-waiver of your rights, discharge or waiver of defenses, liquidated damages, or ratification of creditors' actions without consent of the Loan Parties or any person secondarily liable; (4) provisions in the Loan Documents purporting to waive statutory, constitutional or equitable rights which cannot by applicable law be waived; (5) provisions containing powers of attorney or waiving commercial reasonableness; (6) provisions which purport to retain a claim against a guarantor where the primary debtor has been released; (7) provisions for post-judgment interest in excess of the "legal rate" permitted on judgments in Pennsylvania; (8) provisions which purport to create obligations to indemnify you, except as permitted by applicable law; (9) provisions imposing penalties, forfeitures, or (to the extent deemed to constitute penalties) increases in interest rate upon the occurrence of a default or an event of default, provided that the inclusion of such provisions does not affect the validity of the other provisions of the Loan Documents.

                  (H) Pennsylvania law prohibits the imposition of interest at a rate in excess of 25% per annum unless otherwise authorized by law. We express no opinion concerning-the effect on the Loan Documents if (1) increases in the interest rates as provided in the Loan Documents or (2) any fees, costs, charges or expenses, in addition to the interest charged at the rates recited in the Loan Documents cause the effective rate of interest payable under the Loan Documents to increase to a rate in excess of 25% per a

                  (1) We express no opinion concerning the laws of any jurisdiction other than the law of the Commonwealth of Pennsylvania, the federal law of the United States of America and with respect to the opinions in paragraph 1 hereof and the opinions in subparagraph 4(A) and 4(X), the General Corporate Law of Delaware. In that connection, we note that the Loan Documents provide that they are governed by the laws of the State of New York. We are not expert regarding those laws and express no opinion about them. With your permission, we have assumed, solely for purposes of this opinion, that the Loan Documents will be governed by the laws of the Commonwealth of Pennsylvania notwithstanding their express terms. We express no opinion concerning what law will actually govern the Loan Documents or concerning the effectiveness of any choice of law provision in the Loan Documents. Further, we express no opinion concerning (1) the effects of any local law and regulation, or (2) federal or state laws, rules or regulations governing securities, antitrust or unfair competition, compliance with fiduciary duty, environmental liability, or any aspect of the communications business.

         This opinion is intended for the sole benefit of the Administrative Agent and the Banks only in connection with the transactions contemplated by the Loan Documents and may not be disclosed to, quoted from or relied upon by any other person for 'any purpose, except that future holders of the Notes may rely on this opinion and you and such future holders may make the opinion available for inspection by regulatory authorities having jurisdiction over your affairs. This opinion is rendered as of the date hereof, is based upon and relies upon the current status of law and in all respects is subject to and may be limited by future legislation, as well as future case law. We assume no responsibility to advise you as to any matters after the date hereof.

                                        Very truly yours,

                                        DRINKER BIDDLE & REATH LLP

                                                              Schedule 2.01(d)-2


                         FORM OF OPINION OF COUNSEL FOR
                     THE BORROWER AND EACH OTHER LOAN PARTY

                         [Letterhead of Arthur R. Block]

                           ____________________, 1997

To the Banks party to the Credit
 Agreement referred to below
 on the date hereof and
 Toronto Dominion (Texas), Inc., as
 Administrative Agent.


Re:      Comcast Cellular Communications, Inc./ Comcast
         Corporation/Comcast Financial Corporation

Ladies and Gentlemen:

         I am Senior Deputy General Counsel of Comcast Corporation, a Pennsylvania corporation ("Comcast"), Comcast Cellular Communications, Inc., a Delaware corporation (the "Company") and Comcast Financial Corporation, a Delaware corporation ("Comcast Financial") and, as such am familiar with the $300,000,000.00 Credit Agreement dated as of ___________________, 1997 (the
"Credit Agreement"), among (A) the Company, (B) each of the banks which is a signatory thereto (individually a "Bank" and, collectively, the "Banks"), (C) The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents and Toronto Dominion (Texas), Inc., as Administrative Agent. This opinion is being delivered to you pursuant to Section 2.01(d) of the Credit Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the following documents (hereinafter, those documents, together with the Exhibits and Schedules appended thereto or referred to therein, are collectively referred to as the "Loan Documents"):

          (1)  the Credit Agreement;

          (2)  the Notes delivered on the date hereof;

          (3)  the Affiliate Subordination Agreement; and

          (4)  the Company's officer's certificate delivered pursuant to
               Section 2.01(a) of the Credit Agreement.

In addition, I have examined such corporate records (consisting of Certificates or Articles of Incorporation, by-laws and resolutions respecting the subject transactions) of Comcast, the Company and Comcast Financial (individually, a "Loan Party" and collectively, the "Loan Parties"), the originals, or copies certified to my satisfaction, of certificates of public officials, including without limitation, (i) a Subsistence Certificate issued by the Office of the Secretary of the Commonwealth of Pennsylvania on October 9, 1997 for Comcast (the "Comcast Good Standing Certificate"), (ii) a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for the Company the "Company Good Standing Certificate") and (iii) a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for Comcast Financial (the "Comcast Financial Good Standing Certificate") and such other agreements, documents and instruments as I have deemed appropriate as the basis for the opinions hereinafter set forth.

         In all cases, I have assumed the genuineness of all signatures (other than those of the signatures of officers of the Loan Parties on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of documents submitted to us as copies. As to questions of fact material to this opinion, I have relied with your permission upon the accuracy of the representations and warranties made by the parties in the Loan Documents and of certificates and other comparable documents of appropriate officers and representatives of the Loan Parties and upon certificates of public officials. I have not undertaken any independent investigation of factual matters.

                  In addition, in rendering the opinions set forth herein, I have assumed (except to the extent specifically opined on below with respect to certain Loan Parties) without investigation, with respect to all of the documents referred to in this opinion letter and the transactions contemplated therein, that:

                   (A) each party to such documents and transactions (1) has satisfied and will satisfy those legal requirements that are applicable to it to the extent necessary to make such documents enforceable against it and (2) has complied and will comply with all legal requirements pertaining to its status as such status relates to its rights to enforce the documents; and

                   (B) the execution, delivery and performance in accordance with their respective terms by each of the parties of the Loan Documents to which it is a party do not and will not (1) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (2) violate or conflict with, result in a breach of, or constitute a default under any Contract to which any of such parties may be bound or (3) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

         Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, in my opinion:

         1. The Company is a corporation validly existing and, based solely on the Company Good Standing Certificate, in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, the Company is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         2. Comcast is a corporation validly existing and, based solely on the Comcast Good Standing Certificate, subsisting under the laws of the Commonwealth of Pennsylvania and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, Comcast is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         3. Comcast Financial is a corporation validly existing and, based solely on the Comcast Financial Good Standing Certificate, in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, Comcast Financial is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         4. The execution, delivery and performance by the Company of the Loan Documents to which it is a party and the borrowings under the Credit Agreement
(A) have been duly authorized by all necessary corporate action on the part of the Company and (B) do not violate the Certificate of Incorporation or by-laws of the Company. Each of the Loan Documents to which the Company is a party (X) has been duly executed and delivered by the Company and (Y) constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

         5. The execution, delivery and performance by Comcast of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast and do not violate the Articles of incorporation or bylaws of Comcast. Each of the Loan Documents to which Comcast is a party has been duly executed and delivered by Comcast and constitutes a legal, valid and binding obligation of Comcast enforceable against it in accordance with its terms.

         6. The execution, delivery and performance by Comcast Financial of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast Financial and do not violate the Certificate of Incorporation or by-laws of Comcast Financial. Each of the Loan

Documents to which Comcast Financial is a party has been duly executed and delivered by Comcast Financial and constitutes a legal, valid and binding obligation of Comcast Financial enforceable against it in accordance with its terms.

         7. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which each of them is a party in accordance with their respective terms and each borrowing thereunder do not and (absent any change after the date hereof in any Applicable Law (as hereinafter defined) or applicable Contract) will not (A) require any Governmental Approval under Applicable Law or any other material consent or approval, other than Governmental Approvals and other consents and approvals that have been obtained and are in full force and effect or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Company or any Restricted Subsidiary under, (1) any Contract to which any Loan Party is a party or by which any Loan Party or any of their respective properties may be bound, or any Applicable Law, except I render no opinion as to any such violations, breaches or defaults of or under Contracts or Applicable Law, if in the case of Contracts, both (a) such Contract is not expressly identified or contemplated in the Credit Agreement or in any other Loan Document and (b) no Loan Party is party thereto, or, if in the case of Applicable Law, such Applicable Law is not applicable to any of the Loan Parties, which could not reasonably be expected to expose any Agent or Bank to any liability, loss, cost or expense, and which, either alone or in conjunction with all other such violations, breaches or defaults, could not have a Materially Adverse Effect on W the Company and the Restricted Subsidiaries taken as a whole, or (ii) any Loan Document. As used herein, "Applicable Law" shall mean those statutes and regulations of the Commonwealth of Pennsylvania, Delaware General Corporate Law and the Federal law of the United States of America which, if violated, would subject the Loan Parties to a fine, penalty or other similar sanction or would materially impair any material rights or remedies explicitly provided to the Agents and the Banks in the Loan Documents, and which a Pennsylvania lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the Loan Parties, the subject loan transaction or both, provided, however, Applicable Law shall not include reference to any law, including Federal law, governing communications or securities regulation.

         8. 1 confirm to you that, except as set forth on Schedule 3.04 of the Credit Agreement, to my knowledge, there are no lawsuits or other proceedings pending or threatened against or affecting (A) the Company or any of its Subsidiaries, or any of their respective properties or businesses, or (B) any Loan Documents, before any court or arbitrator of any kind or by or before any governmental or non-governmental body, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (1) the Company and the Restricted Subsidiaries taken as a whole, or (2) any Loan Document.

         The opinions set forth above are subject to the following qualifications and limitations:

                  (A) I have assumed the legal capacity of all individuals executing any of the Loan Documents.

                  (B) The validity and enforceability of the Loan Documents are subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally (including those relating to fraudulent conveyances and transfers), principles of equity and to the equitable discretion of courts, whether in proceedings at law or in equity.

                  (C) I express no opinion as to the enforceability of any provisions in any Loan Document imposing penalties, forfeitures, late payment charges, prepayment premiums, attorneys' commissions, or an increase in interest rate upon the occurrence of a default or an event of default.

                  (D) Requirements in any Loan Document specifying that provisions therein may only be waived in writing may be unenforceable if an oral agreement modifying provisions of those documents has been performed.

                  (E) I express no opinion as to the enforceability of provisions contained in any Loan Document which purport to constitute or provide for the waiver and release of any rights, claims, defenses, counterclaims or remedies of the Loan Parties, including, without limitation, the waiver and release of (1) the benefit of statutes of limitation or moratoria, (2) errors, defects and imperfections in proceedings, service of process or the establishment of jurisdiction, (3) the benefits of any stay of execution, exemption from service of process or extension of time for payment, (4) the benefits of laws requiring the marshalling of assets or election of remedies, and (5) the benefits of laws, regulations or judicial decisions exempting certain property and/or proceeds from execution, attachment, levy or sale.

                   (F) I express no opinion concerning the financial condition or solvency of the Loan Parties, nor, except as provided in paragraph 6 above, do we express any opinion concerning the effect of any action, suit, proceeding, litigation or transaction (including, without limitation, the transactions contemplated in the Credit Agreement) upon either (1) the financial condition of any of the Loan Parties or (2) any financial covenants which the Loan Parties may have agreed to in the Loan Documents or any other instrument executed and delivered in connection with the transactions contemplated in the Credit Agreement or any other transaction.

                   (G) No opinion is expressed as to the enforceability of any of the following kinds of provisions in the Loan Documents: (1) provisions for self-help except as permitted by applicable law; (2) provisions which purport to establish evidentiary standards; (3) provisions relating to the non-waiver of your rights, discharge or waiver of defenses, liquidated damages, or ratification of creditors' actions without consent of the companies or any person secondarily liable; (4) provisions in the Loan Documents purporting to waive statutory, constitutional or equitable rights which cannot by applicable law be waived; (5) provisions containing powers of attorney or waiving commercial reasonableness; (6) provisions which purport to retain a claim against a guarantor where the primary debtor has been released; (7) provisions for post-judgment interest in excess of the "legal rate" permitted on judgments in Pennsylvania; (8) provisions which purport to create obligations to indemnify you, except as permitted by applicable law; (9) provisions imposing penalties, forfeitures, or (to the extent deemed to constitute penalties) increases in interest rate upon the occurrence of a default or an event of default provided that the inclusion of such provisions does not affect the validity of the other provisions of the Loan Documents.

                   (H) Pennsylvania law prohibits the imposition of interest at a rate in excess of 25% per annum unless otherwise authorized by law. We express no opinion concerning the effect on the Loan Documents if (1) increases in the interest rates as provided in the Loan Documents or (2) any fees, costs, charges or expenses, in addition to the interest charged at the rates recited in the Loan Documents cause the effective rate of interest payable under the Loan Documents to increase to a rate in excess of 25% per annum.

                   (I) I express no opinion concerning the laws of any jurisdiction other than the law of the Commonwealth of Pennsylvania, the federal law of the United States of America and, with respect to the opinions in the first sentence of paragraph 1 hereof and the opinions in Subparagraph 3(A) and 3(X), the law of Delaware. In that connection, we note that the Loan Documents provide that they are governed by the laws of the State of New York. I am not expert regarding those laws and express no opinion about them. With your permission, I have assumed, solely for purposes of this opinion, that the Loan Documents will be governed by the laws of the Commonwealth of Pennsylvania notwithstanding their express terms. I express no opinion concerning what law will actually govern the Loan Documents or concerning the effectiveness of any choice of law provision in the Loan Documents. Further, I express no opinion concerning (1) the effects of any local law and regulation, or (2) federal or state laws, rules or regulations governing securities, antitrust or unfair competition, compliance with fiduciary duty, environmental liability, or any aspect of the communications business.

         This opinion is intended for the sole benefit of the Administrative Agent and the Banks only in connection with the transactions contemplated by the Loan Documents and may not be disclosed to, quoted from or relied upon by any other person for any purpose, except that future holders of the Notes may rely on this opinion and you and such future holders may make the opinion available for inspection by regulatory authorities having jurisdiction over your affairs. This opinion is rendered as of the date hereof, is based upon and relies upon the current status of law and in all respects is subject to and may be limited by future legislation, as well as future case law. I assume no responsibility to advise you as to any matters after the date hereof.

                                        Very truly yours,

                                        Arthur R. Block
                                        Senior Deputy General Counsel

                                                                Schedule 2.01(e)


                           FORM OF OPINION OF SPECIAL
                          FCC COUNSEL FOR THE BORROWER

                  [Letterhead of Dow, Lohnes & Albertson, PLLC]

To: The Administrative Agent and Each Bank Listed on the Signature Pages to the Credit Agreement Described Below

                  Re: Credit Agreement dated as of ___________, 1997, among Comcast Cellular Communications Inc.. as Borrower, The Chase Manhattan Bank, PNC Bank. National Association and The Toronto-Dominion Bank as Arranging Agents. Toronto Dominion (Texas). Inc. as Administrative Agent and the Banks listed on the signature pages thereof

         We are acting as special communications counsel to Comcast Cellular Communications, Inc. (the "Borrower: in connection with the negotiation. execution and delivery of that certain Credit Agreement("Credit Agreement") dated as of _____________, 1997. by and among Comcast Cellular Communications. Inc.. as Borrower (the "Borrower"): The Chase Manhattan Bank. PNC Bank, National Association and The Toronto-Dominion Bank as Arranging Agents; Toronto Dominion (Texas). Inc., as Administrative Agent; and the Banks listed on the signature pages thereof. Our representation of the Company in connection with the Credit Agreement is limited to specific matters before the Federal Communications Commission (the "FCC") concerning those licenses issued by the FCC that are listed on Annex I hereto (the "FCC Licenses"). We are delivering this opinion at the request of the Company pursuant to Section 2.01 (e) of the Credit Agreement. Unless otherwise defined herein, terms which are defined in the Credit Agreement shall have the same meaning in this opinion.

         To provide the opinions rendered herein in our capacity as special communications counsel, we have reviewed the Credit Agreement and those documents listed in Annex 2 hereto in the form described in Annex 2 (including the Credit Agreement. the "Reviewed Documents"). We assume that each of the Reviewed Documents. as executed in final form, will conform in all respects material to our opinions rendered herein with the drafts of these documents that we have reviewed. Our opinion is limited solely to matters arising under the Communications Act of 1934, as amended (the "Communications Act"), and the rules. regulations, and published and publicly available policy statements of the FCC ("FCC Rules"). We have not reviewed any other agreement, contract or other similar document in connection with the opinions expressed herein.

         As to questions of fact in connection with our opinions, we have relied solely upon (a) the representations and warranties set forth in the Credit Agreement and the other Reviewed Documents, (b) certificates provided to us or statements made to us by officers or representatives of the Borrower or any of the Subsidiaries of the Borrower, and (c) our review as of October 10, 1997, of the FCCs publicly available facilities records in Washington, D.C., for the FCC Licenses listed in Annex 1 and an inquiry to the FCC's Compliance and Information Bureau with respect to the licensees for the FCC Licenses listed in Annex 1, which records and information we assume to have been accurate and complete at the time of our examination and to be unchanged between the date of our examination and the date of this opinion. We have not made inquiry as to any complaints pending before the Enforcement Division of the Wireless Telecommunications Bureau, given that the substance of any such complaints would, by policy, not be made available until the completion of processing by the Enforcement Division. It is possible that there may be matters pending before the FCC relating to the FCC Licenses that have not been incorporated into the publicly available files of the FCC reviewed by us and are therefore beyond the scope of this opinion. We render no opinion as to whether any application pending before the FCC will be granted.

         In rendering the opinions herein expressed. we have assumed: (i) the genuineness of all signatures on documents submitted to us; (ii) the legal capacity of natural persons; (iii) the conformity with original documents of all documents submitted to us as certified. conformed or photostatic copies or facsimiles; (iv) the authority of the person or persons who executed any such documents on behalf of any person or entity; (v) that such person or entity has all the requisite power and authority and has fulfilled all necessary procedures to take and adopt the actions. or enter into the agreements. set forth in such documents executed by him or it or on his or its behalf and to effect the actions contemplated thereby; and (vii) that such agreements constitute the legal. valid and binding obligations of such parties. We have not conducted an independent field investigation of the Borrower or any of its Subsidiaries. nor have we examined their actual day-to-day operations. We have not examined the docket or records of any court or federal administrative agency, other than the FCC. Whenever any statement in this opinion is indicated to be based on our knowledge, it is intended to signify that, during the course of our representation of the Borrower in connection herewith, no information has come to the attention of the attorneys in our firm involved in the preparation of this opinion that gives those attorneys current actual knowledge of the inaccuracy of such statement. Our engagement by the Borrower has been limited to matters as to which we have been consulted, we do not routinely represent the Borrower on federal licensing matters, and the Company may employ other counsel from time to time, including its own internal counsel. Accordingly, no inference as to our knowledge of the existence or absence of facts should be drawn from our serving as special counsel to the Borrower.

         Based upon the foregoing, and subject to the assumptions. limitations and exceptions contained herein. it is our opinion that:

         1. The execution and delivery by the Borrower of the Credit Agreement and the other Reviewed Documents to which it is a party and the performance by the Borrower of its obligations under the Credit Agreement and the other Reviewed Documents do not require the prior consent or approval of the FCC and do not violate the Communications Act or the FCC Rules, except that any exercise of control over, or transfer of control of any license, permit or other authorization issued bv the FCC in connection with the exercise by or on behalf of the Lenders under the Credit Agreement or the other Reviewed Documents upon the occurrence of an event of default may require the prior consent of the FCC of any proposed assignment or transfer of control of such licenses, permits or other authorizations, and we render no opinion as to whether any such consent would be granted.

         2. Based upon our above-described review of the publicly available records of the FCC, each of the FCC Licenses is held by the entity designated on Annex I hereto, has the expiration date set forth on Annex 1, and, except as may be set forth in Annex 1, is in effect in accordance with its terms.

         3. To our knowledge, based solely upon inquiry to the Borrower and upon our above-described review of certain publicly available files and records of the FCC, there is no proceeding pending before the FCC against the Borrower or the Subsidiaries listed on Annex 1 hereof with regard to the FCC Licenses, which reasonably could be expected to result in the revocation, rescission or non-renewal of any of the FCC Licenses. In rendering this opinion, we have not considered rule making proceedings for the formulation of policies that affect the cellular industry. The PCS industry and/or the microwave common carrier industry generally.

         The opinions and statements set forth herein are as of the date hereof, and we assume no obligation to advise you of changes which may hereafter be brought to our attention. This letter is solely for your benefit as lenders under the above-referenced Credit Agreement and it may not be relied upon by you for any other purpose, nor may it be released to or relied upon by any other person without the express written consent of this firm.

                                        Very truly yours,

                                        DOW, LOHNES & ALBERTSON, PLLC

                                        By:

                                   ANNEX 1

                            Cellular System Licenses

Call Sign           Licensee                                Expiration Date
KNKA382             AWACS, Inc.                             02/09/06
KNKA353             Wilmington Cellular Telephone           02/09/06
                    Company
KNKA311             Long Branch Cellular Telephone          12/17/06
                    Company
KNKA319             New Brunswick Cellular Telephone        12/17/06
                    Company
KNKA513             CellSouth of New Jersey, Inc.           10/01/97
KNKA625             Joliet Cellular Telephone               10/01/98
                    Company, Inc.
KNKA760             Aurora Elgin Cellular Telephone         10/01/98
                    Company, Inc.
KNKN836             Ocean County Cellular Telephone         10/01/00
                    Company
KNKA652             Vineland Cellular Telephone             10/01/98
                    Company, Inc.
KNKA791             Amcell of Atlantic City, Inc.           10/01/98
KNKN720             C-SW Cellular Partnership               10/01/00



_____________
*/ The Borrower has confirmed to us that a renewal application was filed for this license on September 16, 1997. As of October 10, 1997, the FCC's records did not yet reflect that the renewal application had been filed. The FCC released a public notice on October 16, 1997, indicating that this renewal application had been accepted for filing by the FCC.

                Point-to-Point Common Carrier Microwave Licenses

1) American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WLN998              Millstone, NJ                           02/01/01
WLN999              Freehold, NJ                            02/01/01
WLU865              Perth Amboy, NJ                         02/01/01
WLS552              Edison, NJ                              02/01/01
WLS556              Old Bridge, NJ                          02/01/01
WMJ742              Hazlet, NJ                              02/01/01
WMN881              Gibson Point, PA                        02/01/01
WMN882              Spectrum, PA                            02/01/01
WPJF575             Philadelphia, PA                        02/01/01
WPJF574             Hahneman Univ., PA                      02/01/01

2) Wilmington Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLK631              Theodore, MD                            02/01/01
WLK632              Iron Hill, DE                           02/01/01
WLK638              South Gate, DE                          02/01/01
WLK640              Mannington, NJ                          02/01/01
WHF558              Pine Tree, DE                           02/01/01
WHF560              Dover, DE                               02/01/01
WMR677              Woodstown, NJ                           02/01/01
WPJF792             Elmer, NJ                               02/01/01
WPJF793             Elwood, NJ                              02/01/01

3) Ocean County Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLS721              Toms River, NJ                          02/01/01

                                38 GHz Licenses

1. American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WMW543              Allentown, PA                           02/01/01
WMW544              Long Branch, NJ                         02/01/01
WMW545              West Chester, PA                        02/01/01
WMW546              Philadelphia, PA                        02/01/01
WPJC701             Wilmington, DE                          02/01/01
WPNA363             New Brunswick, NJ                       02/01/01

                                    ANNEX 2


1. Credit Agreement dated as of October 14, 1997 among Comcast Cellular Communications, Inc., Toronto Dominion (Texas), Inc. as Arranging Agent, et al. (Draft dated October 13, 1997).

2. Form of Promissory Note (included in Exhibit A to the above-referenced draft Credit Agreement).

                                                                Schedule 2.01(f)


                           FORM OF OPINION OF SPECIAL
                        COUNSEL FOR THE ARRANGING AGENTS

               [Letterhead of Winthrop, Stimson, Putnam & Roberts]




                                 _________, 1997



To the Administrative Agent and each Bank party to the Credit Agreement referred to below


Ladies and Gentlemen:

             We have acted as counsel to The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, in connection with the negotiation, execution and delivery of the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

             For the purposes of rendering the opinions contained in this letter, we have examined executed counterparts of the Credit Agreement, the Notes delivered on the date hereof and the Affiliate Subordination Agreement (collectively, the "Loan Documents").

             For the purposes of this opinion, we have assumed (i) the authenticity of all such documents submitted to us as originals, (ii) the due authorization, execution and delivery by the Administrative Agent and the Banks of the Loan Documents to which they are parties, (iii) that each of the Loan Parties has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party, (iv) that the Loan Documents have been duly executed and delivered by each of the Loan Parties and (v) that the execution, delivery and performance in accordance with their respective terms by each of the Loan Parties of the Loan Documents to which it is a party do not and will not (A) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (B) violate or conflict with, result in a breach of, or constitute a default under (1) any Contract to which any of the Loan Parties is a party or by which it or its properties may be bound or (2) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

             Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Loan Documents are legal, valid and binding obligations of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their respective terms.

             Our opinion above is subject to the following qualifications and limitations:

             (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). Such principles applied by a court might include a requirement that a creditor act with reasonableness and good faith. Furthermore, a court may refuse to enforce a covenant where a court deems such covenant to be violative of applicable public policy.

             (b) Our opinions are limited to the law of the State of New York and the Federal law of the United States. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Bank may be located or wherein enforcement of the Loan Documents may be sought that limits the rates of interest legally chargeable or collectable.

             This opinion is intended for the sole benefit of the Administrative Agent and the Banks and no other Person shall be entitled to rely hereon for any purpose.

                                                Very truly yours,

Schedule 3.02: Capital Securities

                                                  Jurisdication of
Name                                              Organization                       Ownership
Comcast Cellular Communications, Inc.             Delaware            Comcast Cellular Corp. - 100% Common

                                                  Subsidiaries

Unless otherwise indicated, a) all entitites listed below are Subsidiaries of the Borrower and b) 100% of their common stock or partnership interests, as applicable, is owned by the entity or entities listed under the heading "Ownership".

                                                  Jurisdication of
Name                                              Organization                       Ownership
American Cellular Network Corp. (AMCELL)          New Jersey                         Borrower
AWACS, Inc. (AWACS)                               Pennsylvania                       Borrower
Comcast Directory Services, Inc.                  Delaware                           Borrower
Comcast Publishing Holdings Corporation (1)       Pennsylvania                       Borrower
Comcast Central NJ Holding Company, Inc.          Delaware                           AMCELL
American Cellular Network Corp. of Delaware       Delaware                           AMCELL
Amcell of Atlantic City, Inc.                     New Jersey                         AMCELL
Amcell of Ocean County, Inc.                      Delaware                           AMCELL
Amcell of Trenton, Inc.                           New Jersey                         AMCELL
Amcell of Vineland Holdings, Inc.                 Delaware                           AMCELL
American Cellular Network Corp. of
     Pennsylvania (1)                             Pennsylvania                       AMCELL
Comcast Cellular Communications Inc.              Pennsylvania                       AMCELL
Amcell of Pennsylvania Holdings, Inc.             Delaware                           AMCELL
Amcell of Hunterdon, Inc. (1)                     New Jersey                         AMCELL
Cell South of New Jersey, Inc.                    New Jersey                         Amcell of Trenton, Inc. - approx. 85.31%
                                                                                     Other - 14.69%
Aurora/Elgin Cellular Telephone Company, Inc.     Illinois                           AMCELL - approx. 81.43%
                                                                                     Other - 18.57%
Joliet Cellular Telephone Company, Inc.           Illinois                           AMCELL - approx. 83.44%
                                                                                     Other - 16.56%
Vineland Cellular Telephone Company, Inc.         Delaware                           Amcell of Vineland Holdings, Inc. - 94.57%
                                                                                     Other - 5.43%
Long Branch Cellular Telephone Company            Delaware                           AMCELL - 91.67%
                                                                                     Comcast Central NJ Holding Company, Inc-8.33%
New Brunswick Cellular Telephone Company          Delaware                           AMCELL - 63.15%
                                                                                     Comcast Central NJ Holding Company, Inc-36.85%
Comcast Directory Assistance Partnership          Delaware                           Comcast Directory Services, Inc. 51%
                                                                                     Hebenstreit Communications of Phil-Wilm LP-49%
Ocean County Cellular Telephone Company           Washington                         Amcell of Ocean County, Inc. - 75%
                                                                                     Comcast Central NJ Holding Company - 25%
Wilmington Cellular Telephone Company             Delaware                           AMCELL - 41.176%
                                                                                     American Cellular Network Corp of
                                                                                     Delaware-58.824%
AWACS Financial Corporation                       Delaware                           AWACS
AWACS Purchasing Corporation                      Delaware                           AWACS
AWACS Investment Holdings, Inc.                   Delaware                           AWACS
AWACS Retail Stores, Inc.                         Delaware                           AWACS
Comcast Publishing Holdings Financial
     Corporation (1)                              Delaware                           Comcast Publishing Holdings Corporation
AWACS Garden State, Inc.                          Delaware                           AWACS Investment Holdings, Inc.
Garden State Cablevision, L.P.                    Delaware                           Comcast Garden State - 10.005%
                                                                                     AWACS Garden State, Inc. - 39.995%
                                                                                     Lenfest Jersey, Inc. - 50.00%
                                                  Other Interests
C-SW Cellular Partnership                         Delaware                           AMCELL - 50%
                                                                                     SW Bell Mobile Systems, Inc. 50%

(1) - Currently inactive. Scheduled to be dissolved.

Schedule 3.03 List of Governmental Approvals and approvals or consents of other Persons

None.

Schedule 3.04: Litigation


None.

                                  SCHEDULE 3.09

                     Wireless Licenses and Related Matters

                            Cellular System Licenses

Call Sign           Licensee                                Expiration Date
KNKA382             AWACS, Inc.                             02/09/06
KNKA353             Wilmington Cellular Telephone           02/09/06
                    Company
KNKA311             Long Branch Cellular Telephone          12/17/06
                    Company
KNKA319             New Brunswick Cellular Telephone        12/17/06
                    Company
KNKA513             CellSouth of New Jersey, Inc.           10/01/97*
KNKA625             Joliet Cellular Telephone               10/01/98
                    Company, Inc.
KNKA760             Aurora/Elgin Cellular Telephone         10/01/98
                    Company, Inc.
KNKN836             Ocean County Cellular Telephone         10/01/00
                    Company
KNKA652             Vineland Cellular Telephone             10/01/98
                    Company, Inc.
KNKA791             Amcell of Atlantic City, Inc.           10/01/98
KNKN720             C-SW Cellular Partnership               10/01/00



_____________
*. A renewal application was filed for this license on September 16, 1997.

                Point-to-Point Common Carrier Microwave Licenses

1) American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WLN998              Millstone, NJ                           02/01/01
WLN999              Freehold, NJ                            02/01/01
WLU865              Perth Amboy, NJ                         02/01/01
WLS552              Edison, NJ                              02/01/01
WLS556              Old Bridge, NJ                          02/01/01
WMJ742              Hazlet, NJ                              02/01/01
WMN881              Gibson Point, PA                        02/01/01
WMN882              Spectrum, PA                            02/01/01
WPJF575             Philadelphia, PA                        02/01/01
WPJF574             Hahneman Univ., PA                      02/01/01

2) Wilmington Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLK631              Theodore, MD                            02/01/01
WLK632              Iron Hill, DE                           02/01/01
WLK638              South Gate, DE                          02/01/01
WLK640              Mannington, NJ                          02/01/01
WHF558              Pine Tree, DE                           02/01/01
WHF560              Dover, DE                               02/01/01
WMR677              Woodstown, NJ                           02/01/01
WPJF792             Elmer, NJ                               02/01/01
WPJF793             Elwood, NJ                              02/01/01

3) Ocean County Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLS721              Toms River, NJ                          02/01/01

                                38 GHz Licenses

1. American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WMW543              Allentown, PA                           02/01/01
WMW544              Long Branch, NJ                         02/01/01
WMW545              West Chester, PA                        02/01/01
WMW546              Philadelphia, PA                        02/01/01
WPJC701             Wilmington, DE                          02/01/01
WPNA363             New Brunswick, NJ                       02/01/01

Schedule 3.13: Benefit Plans



None.

Schedule 4.04: Existing Guaranties


None.

Schedule 4.05: Existing Liens

Those liens respecting Predecessor Indebtedness being paid off at Closing, and:

In connection with the due diligence performed by the Borrower, the following encumbrance was found.

A lien filed in the office of the Secretary of the Commonwealth of Pennsylvania against AWACS, Inc. granting Neopost Leasing a lien of mailing, shipping, computing and other equipment under lease from Neopost Leasing.

                                 Schedule 4.12

                        Permitted Restrictive Covenants

Restrictions on the granting of Liens set forth in Section 4.17 of the Indenture dated as of May 8, 1997 (the "Indenture") between Comcast Cellular Holdings, Inc., as issuer, and The Bank of New York, as trustee, provided, however that, such restriction does not prohibit the Borrower or its Restricted Subsidiaries from granting Liens securing Indebtedness under this Agreement, the Additional Facility Credit Agreement, or any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto.

Schedule 4.14: Existing Investments

1) Comcast Cellular Communications, Inc. ("CCCI") is party to an interest rate swap with The Bank of Montreal effective through November 23, 1998 whereby CCCI pays a fixed rate of 5.65% vs. 3 Month LIBOR on a notional amount of $50,000,000.

2) Comcast Cellular Communications, Inc. ("CCCI") is party to an interest rate collar with Barclays Bank effective through November 3, 1997 whereby 3 Month LIBOR for CCCI is capped at 5.2% with a floor of 5.00% on a notional amount of $50,000,000.

3) Amcell owns a 3.40% interest in the non-wireline license for Bloomington, Indiana RSA.

4) Amcell owns a 10.07% interest in the non-wireline license for the Kanakee, Illinois RSA.

5) Amcell owns a 50% interest in the C-SW Partnership, which owns the non-wireline license for the Delaware 1 RSA.


Note: The information presented in items 3&$ is subject to minor variances

                                                                Schedule 5.01(a)


            FORM OF CERTIFICATE AS TO QUARTERLY FINANCIAL STATEMENTS

                      COMCAST CELLULAR COMMUNICATIONS, INC.


         I, _______________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(a) of the Credit Agreement, dated as of October 14, 1997, among the Borrower, the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto- Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"), that (terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them):

         1. (a) The accompanying unaudited consolidated financial statements of the Borrower and the Restricted Subsidiaries as at ______________ and for the quarterly accounting period ending _______________, 19__, present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been explained in the financial statements, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period, and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented and subject only to normal year-end auditing adjustments.

         (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or, insofar as can reasonably be foreseen by the Borrower, might have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

             2. The changes in and departures from Generally Accepted Accounting Principles, and the amount of any charges to or other reserves against revenues of the Borrower and the Restricted Subsidiaries taken during such quarterly period, are as follows:

             3. The calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Credit Agreement are as follows:

                      (a)  Section 4.15.

                      (b) Section 4.16.

             4. Based on an examination sufficient in my judgment to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Credit Agreement, except the following:

         [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]



Dated:
                              [Responsible Officer]

                                                                Schedule 5.01(b)


             FORM OF CERTIFICATE AS TO YEAR-END FINANCIAL STATEMENTS


                      COMCAST CELLULAR COMMUNICATIONS, INC.

         I, _____________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(b) of the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

         1. (a) The accompanying consolidated financial statements of the Borrower and the Restricted Subsidiaries as at _____________ and for the fiscal year ending _____________, 19__, present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below, that have been explained in the financial statements, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at the end of such fiscal [year] [period], and the consolidated results of operations and cash flows for such fiscal [year] [period], in each case on the basis presented.

         (b) Except as disclosed or reflected in such financial statements, as at _____________, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or, insofar as can reasonably be foreseen by the Borrower, might have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

             2. (a) The changes in and departures from Generally Accepted Accounting Principles, and the amount of any charges to or other reserves against revenues of the Borrower and the Restricted Subsidiaries taken during such fiscal [year] [period], are as follows:

             3. The calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Credit Agreement are as follows:


                      (a) Section 4.15.

                      (b) Section 4.16.

             4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Credit Agreement, except the following:

         [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]





Dated:
                              [Responsible Officer]

                                                                Schedule 5.01(f)



              FORM OF CERTIFICATE AS TO CELLULAR SYSTEM INFORMATION


                      COMCAST CELLULAR COMMUNICATIONS, INC.

                                       Fiscal quarter ended:  __________, 19__

             I, _______________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(f) of the Credit Agreement, dated as of October 14, 1997, among Comcast Cellular Communications, Inc., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, N.A., PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"), that as at the end of the fiscal quarter referred to above:

             To the best of my knowledge, the information included in the report attached hereto as Schedule I accurately reflects the books and records of the Borrower and the Restricted Subsidiaries (as defined in the Credit Agreement).




                                                         -----------------------
                                                           Responsible Officer


Dated:  ____________, 19__

                                                                      SCHEDULE I


                      COMCAST CELLULAR COMMUNICATIONS, INC.
              FORM OF CERTIFICATE AS TO WIRELESS SYSTEM INFORMATION
                 FOR THE FISCAL QUARTER ENDED ___________, 19__

                           Subscribers        Aggregate Percentage
                          at End of the      Ownership at End of the       Pops at End of the
 Wireless System         Fiscal Quarter        Fiscal Quarter 1              Fiscal Quarter *



--------

          1 To be completed only in the case of a certificate delivered with respect to financial statements covering the fourth fiscal quarter of any fiscal year of the Borrower.

Schedule 5.02(1): Historial Financial Statements

For Comcast Cellular Communications, Inc.

1) Consolidated Financial Statements for the Years Ended December 31, 1996 and 1995 and Independent Auditors' Report

2) Consolidated Financial Statements for the Quarter Ended June 30, 1997 unaudited

3) Pro Forma Consolidated Balance Sheet as of June 30, 1997

                                                                Schedule 9.10(a)



                          FORM OF NOTICE OF ASSIGNMENT



[Name and address
  of Borrower in accordance with
  Section 9.01(b)(i)]

[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby give notice pursuant to Section 9.10(a) of the Credit Agreement that [name of Assignor] [(the "Assignor")] has made the following assignment to [name of Assignee] [(the "Assignee")]:

                  Amount of rights and obligations assigned:

                  Effective date of
                    assignment:

                  [The Assignee's Lending Offices and address for notices
                   are as follows:

                  Domestic Lending Office:

                  Eurodollar Lending Office:

                  Notice address:]1

                  The Assignor hereby requests that the Borrower and the Administrative Agent consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor.


                              [NAME OF ASSIGNOR]


                              By:
                              Name:
                              Title:


                              [NAME OF ASSIGNEE]


                              By:
                              Name:
                              Title:

Assignment consented to:

COMCAST CELLULAR COMMUNICATIONS, INC.



By:
Name:
Title:


TORONTO DOMINION (TEXAS), INC.
as Administrative Agent


By:
Name:
Title:





1. Omit if the Assignee is a Bank prior to such assignment.

Schedule 10.01: Predecessor Indebtedness

1) Debt arising from the credit agreement dated September 14, 1995 between Comcast Cellular Communications, Inc. and The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, N.A., PNC Bank, National Association and The Toronto Dominion Bank (collectively, the Arranging Agents).

It is anticipated that this debt will be $140,294,738.89, including Accrued interest, at Closing.

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE

                      COMCAST CELLULAR COMMUNICATIONS, INC.


                                                                _________ , 1997


         FOR VALUE RECEIVED, COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Bank") the principal amount of the Loans of the Bank outstanding on the date specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.10 of such Credit Agreement.

         Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, prepayment or conversion with respect thereto.

         Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

         This Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of October 14, 1997, among the Borrower, the Banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas) Inc., as Administrative Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity of, and for the respective meanings assigned to the capitalized terms used and not otherwise defined in, this Note.

         This Note shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).


                              COMCAST CELLULAR COMMUNICATIONS, INC.



                              By:
                              Name:
                              Title:






         [This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register, together with compliance with all other requirements provided for in the Credit Agreement.] [INSERT THE FOREGOING IN ALL REGISTERED NOTES]

                                                            GRID

                                                            NOTE

--------------------------------------------------------------------------------

                      Amount of
                    Principal Paid,        Unpaid
        Amount of     Prepaid or        Principal Amount      Notation
Date      Loan        Converted            of Note             Made By

================================================================================
================================================================================
================================================================================
================================================================================
================================================================================
================================================================================
================================================================================
================================================================================
================================================================================

                                                                  EXECUTION COPY

        -----------------------------------------------------------------



                                  $100,000,000

                                CREDIT AGREEMENT

                          Dated as of October 14, 1997


                                      Among


                     COMCAST CELLULAR COMMUNICATIONS, INC.,


                             THE BANKS LISTED ON THE
                             SIGNATURE PAGES HEREOF,


                              THE BANK OF NEW YORK,

                               BARCLAYS BANK PLC,

                            THE CHASE MANHATTAN BANK,

                         PNC BANK, NATIONAL ASSOCIATION,

                                       and

                           THE TORONTO-DOMINION BANK,

                              as Arranging Agents,


                                       and


                         TORONTO DOMINION (TEXAS), INC.,

                             as Administrative Agent


        -----------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                           Page
                                    ARTICLE 1

                                 CREDIT FACILITY

         Section 1.01.  Commitment to Lend.................................-1-
                        (a)  Loans.........................................-1-
                        (b)  Type of Loans.................................-1-
         Section 1.02.  Manner of Borrowing................................-1-
         Section 1.03.  Interest...........................................-3-
                        (a)  Rates.........................................-3-
                        (b)  Payment.......................................-3-
                        (c)  Conversion and Continuation...................-3-
                        (d)  Maximum Interest Rate.........................-4-
         Section 1.04.  Repayment..........................................-4-
         Section 1.05.  Prepayments........................................-4-
                        (a)  Optional Prepayments..........................-4-
                        (b)  Mandatory Prepayments.........................-5-
                        (c)  Application and Timing........................-5-
         Section 1.06.  Limitation on Types of Loans.......................-5-
         Section 1.07.  Reductions of Commitments..........................-5-
                        (a)  Optional Reductions...........................-5-
                        (b)  No Reinstatement..............................-5-
         Section 1.08.  Commitment Fees....................................-5-
         Section 1.09.  Computation of Interest and Fees...................-6-
         Section 1.10.  Payments by the Borrower...........................-6-
                        (a)  Time, Place and Manner........................-6-
                        (b)  No Reductions.................................-7-
                        (c)  Authorization to Charge Accounts..............-7-
                        (d)  Extension of Payment Dates....................-7-
         Section 1.11.  Distribution of Payments by the Administrative
                        Agent..............................................-7-
         Section 1.12.  Taxes on Payments..................................-8-
                        (a)  Taxes Payable by the Borrower.................-8-
                        (b)  Taxes Payable by any Bank or Agent............-8-
                        (c)  Exemption from U.S. Withholding Taxes.........-8-

                        (d)  Credits and Deductions........................-9-

         Section 1.13.  Evidence of Indebtedness..........................-10-
         Section 1.14.  Pro Rata Treatment................................-10-
         Section 1.15.  Registered Notes..................................-10-

                                    ARTICLE 2

                               CONDITIONS TO LOANS

         Section 2.01.  Conditions to Initial Loans.......................-12-
         Section 2.02.  Conditions to Each Loan...........................-13-

                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

         Section 3.01.  Organization; Power; Qualification................-14-
         Section 3.02.  Capitalization; Subsidiaries......................-14-
         Section 3.03.  Authorization; Enforceability; Required Consents;
                           Absence of Conflicts...........................-15-
         Section 3.04.  Litigation........................................-15-
         Section 3.05.  Burdensome Provisions.............................-16-
         Section 3.06.  No Adverse Change or Event........................-16-
         Section 3.07.  Taxes.............................................-16-
         Section 3.08.  No Default........................................-17-
         Section 3.09.  Wireless Licenses and Related Matters.............-17-
         Section 3.10.  Not an Investment Company.........................-17-
         Section 3.11.  Hazardous Materials...............................-17-
         Section 3.12.  Senior Obligations................................-18-
         Section 3.13.  Benefit Plans.....................................-18-

                                    ARTICLE 4

                                CERTAIN COVENANTS

         Section 4.01.  (a) Preservation of Existence and Properties, Compliance
                         with Law, Payment of Taxes and Claims, Preservation
                         of Enforceability................................-18-
                        (b)  Subsidiary Matters...........................-19-
         Section 4.02.  Insurance.........................................-19-
         Section 4.03.  Use of Proceeds...................................-20-
         Section 4.04.  Guaranties........................................-20-
         Section 4.05.  Liens.............................................-20-

         Section 4.06.  Restricted Payments...............................-21-
         Section 4.07.  Merger or Consolidation; Acquisitions.............-21-
         Section 4.08.  Disposition of Assets.............................-21-
         Section 4.09.  Indebtedness......................................-24-
         Section 4.10.  Transactions with Affiliates......................-24-
         Section 4.11.  Management........................................-24-
                        (a)  Management Agreement.........................-24-
                        (b)  Management Fees..............................-24-
         Section 4.12.  Limitation on Restrictive Covenants...............-25-
         Section 4.13.  Issuance or Disposition of Capital Securities.....-25-
         Section 4.14.  Investments.......................................-25-
         Section 4.15.  Leverage Ratio....................................-26-
         Section 4.16.  Interest Coverage Ratio...........................-26-
         Section 4.17.  Revenues..........................................-26-
         Section 4.18.  Tax Sharing Agreement and Management Agreement....-26-
         Section 4.19.  Senior Subordinated Indebtedness..................-27-

                                    ARTICLE 5

                      FINANCIAL STATEMENTS AND INFORMATION

         Section 5.01.  Financial Statements and Information to Be
                         Furnished..........................................-27-
                        (a)  Quarterly Financial Statements; Officer's
                               Certificate..................................-27-
                        (b)  Year-End Financial Statements; Accountants' and
                               Officer's Certificates.......................-27-
                        (c)  Reports and Filings............................-28-
                        (d)  Requested Information..........................-28-
                        (e)  Notice of Defaults and Other Matters...........-28-
                        (f)  Wireless System Information....................-29-
         Section 5.02.  Accuracy of Financial Statements and Information....-29-
                        (a)  Historical Financial Statements................-29-
                        (b)  Future Financial Statements....................-29-
                        (c)  Historical Information.........................-30-
                        (d)  Future Information.............................-30-
         Section 5.03.  Additional Covenants Relating to Disclosure.........-31-
                        (a)  Accounting Methods and Financial Records.......-31-
                        (b)  Fiscal Year....................................-31-
                        (c)  Visits, Inspections and Discussions............-31-
         Section 5.04.  Authorization of Third Parties to Deliver
                        Information.........................................-31-

                                    ARTICLE 6

                                     DEFAULT

         Section 6.01.  Events of Default.................................-32-
         Section 6.02.  Remedies Upon Event of Default....................-35-
         Section 6.03.  Certain Cure Rights...............................-35-

                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

         Section 7.01.  Mandatory Suspension and Conversion of Eurodollar Rate
                           Loans..........................................-36-
         Section 7.02.  Regulatory Changes................................-37-
         Section 7.03.  Capital Requirements..............................-38-
         Section 7.04.  Funding Losses....................................-39-
         Section 7.05.  Determinations....................................-39-
         Section 7.06.  Change of Lending Office..........................-39-
         Section 7.07.  Replacement of Banks..............................-40-

                                    ARTICLE 8

                                   THE AGENTS

         Section 8.01.  Appointment and Powers............................-40-
         Section 8.02.  Limitation on Agents' Liability...................-41-
         Section 8.03.  Defaults..........................................-41-
         Section 8.04.  Rights as a Bank..................................-41-
         Section 8.05.  Indemnification...................................-42-
         Section 8.06.  Non-Reliance on Agents and Other Banks............-42-
         Section 8.07.  Resignation of the Administrative Agent...........-42-

                                    ARTICLE 9

                                  MISCELLANEOUS

         Section 9.01.  Notices and Deliveries............................-43-
                        (a)  Manner of Delivery...........................-43-
                        (b)  Addresses....................................-43-
                        (c)  Effectiveness................................-44-
         Section 9.02.  Expenses; Indemnification.........................-45-
         Section 9.03.  Amounts Payable Due Upon Request for Payment......-46-

         Section 9.04.  Remedies of the Essence...........................-46-
         Section 9.05.  Rights Cumulative.................................-46-
         Section 9.06.  Confidentiality...................................-46-
         Section 9.07.  Amendments; Waivers...............................-46-
         Section 9.08.  Set-Off; Suspension of Payment and Performance....-47-
         Section 9.09.  Sharing of Recoveries.............................-47-
         Section 9.10.  Assignments and Participations....................-48-
                       (a)  Assignments...................................-48-
                       (b)  Participations................................-49-
                       (c)  Rights of Assignees and Participants..........-49-
         Section 9.11.  Governing Law.....................................-50-
         Section 9.12.  Judicial Proceedings; Waiver of Jury Trial........-50-
         Section 9.13.  Severability of Provisions........................-51-
         Section 9.14.  Counterparts......................................-51-
         Section 9.15.  Survival of Obligations...........................-51-
         Section 9.16.  Entire Agreement..................................-51-
         Section 9.17.  Successors and Assigns............................-51-

                                   ARTICLE 10

                                 INTERPRETATION

         Section 10.01.  Definitional Provisions..........................-51-
                        (a)  Defined Terms................................-51-
                        (b)  Other Definitional Provisions................-71-
         Section 10.02.  Accounting Matters...............................-72-
         Section 10.03.  Representations and Warranties...................-72-
         Section 10.04.  Captions.........................................-72-



SCHEDULES AND EXHIBITS


Annex A             - Banks, Lending Offices and Notice Addresses
Schedule 1.02       - Form of Notice of Borrowing
Schedule 1.03(c)(iv)- Form of Notice of Conversion or Continuation
Schedule 1.05       - Form of Notice of Prepayment
Schedule 2.01(a)    - Form of Certificate as to Resolutions, etc.
Schedule 2.01(d)-1  - Form of Opinion of Counsel for the Borrower and each other
                      Loan Party
Schedule 2.01(d)-2  - Form of Opinion of Counsel for the Borrower and each Other
                      Loan Party
Schedule 2.01(e)-1  - Form of Opinion of Special FCC Counsel for the Borrower
                      and the Restricted Subsidiaries

Schedule 2.01(f)    - Form of Opinion of Special Counsel for the Arranging
                      Agents
Schedule 3.02       - Capitalization and Subsidiaries
Schedule 3.03       - Required Consents and Governmental Approvals
Schedule 3.04       - Material Litigation
Schedule 3.09       - Wireless Licenses and Related Matters
Schedule 3.13       - Existing Benefit Plans
Schedule 4.04       - Existing Guaranties
Schedule 4.05       - Existing Liens
Schedule 4.12       - Permitted Restrictive Covenants
Schedule 4.14       - Existing Investments
Schedule 5.01(a)    - Form of Certificate as to Quarterly Financial Statements
Schedule 5.01(b)    - Form of Certificate as to Year-End Financial Statements
Schedule 5.01(f)    - Form of Certificate as to Wireless System Information
Schedule 5.02(a)    - Historical Financial Statements
Schedule 9.10(a)    - Form of Notice of Assignment
Schedule 10.01      - Predecessor Indebtedness
Exhibit A           - Form of Note

                                CREDIT AGREEMENT

                          Dated as of October 14, 1997


                  COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation, the BANKS listed on the signature pages hereof, THE BANK OF NEW YORK, BARCLAYS BANK PLC, THE CHASE MANHATTAN BANK, PNC BANK, NATIONAL ASSOCIATION and THE TORONTO-DOMINION BANK, as Arranging Agents, and TORONTO DOMINION (TEXAS), INC., as Administrative Agent, agree as follows (with certain terms used herein being defined in Article 10):


                                    ARTICLE 1

                                 CREDIT FACILITY

                  Section 1.01. Commitment to Lend. (a) Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Commitment Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided, however, that no Loan shall be requested or made if, after giving effect to the making thereof and the making of each other Loan requested to be made at such time, the aggregate principal amount of all Loans outstanding at such time, together with the aggregate principal amount of all Senior
Subordinated Indebtedness outstanding at such time, would exceed the Total Commitment at such time.
The Total Commitment on the Agreement Date is $100,000,000.

                  (b) Type of Loans. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

                  Section 1.02. Manner of Borrowing. (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, in the case of Base Rate Loans, the Business Day and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar

Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate amount of which shall be $2,000,000 or any integral multiple of $500,000 in excess thereof or the amount of the unused Total Commitment. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

                  (b) Not later than 12:00 noon (New York time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. The obligations of the Banks hereunder are several and, accordingly, any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

                  (c) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been paid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a); provided, however, that, with respect to such repayment, the Borrower shall have no liability with respect to losses, costs or expenses otherwise compensable under
Section 7.04 in connection therewith.

                  (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 3:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

                  Section 1.03. Interest. (a) Rates. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin and (ii) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time. If all or any part of a Loan or any other amount due and payable under the Borrower Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

                  (b) Payment. Interest shall be payable, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, in the case of a Eurodollar Rate Loan having an Interest Period longer than three months, on each three month anniversary of the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

                  (c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of the applicable Interest Periods therefor and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

                    (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

                    (iii) Notwithstanding  anything to the contrary contained in
Section 1.03(c)(i) or (ii), so long as an Event of Default shall have occurred and be continuing, the Administrative Agent may (and, at the request of Banks having more than 662/3% of the Loans outstanding (or, if there are no Loans outstanding, more than 662/3% of the Total Commitment), shall) notify the Borrower that Loans may only be converted into or continued upon the expiration of the applicable current Interest Period therefor as Loans of certain specified Types and, thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                    (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (New York time) on, in the case of a conversion into Base Rate Loans, the Business Day and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify
(A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for each Loan to be converted or continued by such Bank, and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

                  (d)  Maximum  Interest  Rate.  Nothing  contained  in the Loan
Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum amount permitted, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the corresponding Loans.

                  Section 1.04. Repayment. The aggregate outstanding principal amount of the Loans shall mature and become due and payable, and shall be repaid by the Borrower, on the Term Maturity Date.

                  Section 1.05. Prepayments. (a) Optional Prepayments. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any optional partial prepayment shall be in an aggregate principal amount of $2,000,000 or any integral multiple of $500,000 in excess thereof. Any prepayment of Eurodollar Rate Loans made on a day other than the last day of the applicable Interest Periods therefor shall be accompanied by the amount, if any, required to be paid in respect thereof pursuant to Section 7.04. The Borrower shall give the Administrative Agent notice of each prepayment no later than 11:00 a.m. (New York time) on, in the case of a prepayment of Base Rate Loans, the Business Day and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05 and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Periods for the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Periods for the Loans of such Bank to be prepaid. Amounts to be so prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

                  (b) Mandatory Prepayments. If, after giving effect to any reduction of the Total Commitment pursuant to Section 1.07, the aggregate outstanding principal amount of the Loans exceeds the Total Commitment, the Borrower shall prepay the Loans in an amount equal to the amount of such excess, together with interest thereon as provided in Section 1.03(b), and the amount, if any, required to be paid in respect thereof pursuant to Section 7.04, on the date of such reduction.

                  (c) Application and Timing. Prepayments of Loans made pursuant to Section 1.05(b) shall be applied first to prepay Base Rate Loans and then to prepay Eurodollar Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be so prepaid shall be paid on the date specified therefor, whether or not such payment would require a prepayment of any Eurodollar Rate Loans prior to the last day of the applicable Interest Periods therefor or would result in losses, costs or expenses compensable under Section 7.04.

                  Section 1.06. Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans having the same Interest Period shall at all times be not less than $2,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.10(d)) on the dates specified in Sections 1.04 and 1.05(b).

                  Section 1.07. Reductions of Commitments. (a) Optional Reductions. The Borrower may reduce the Total Commitment by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that each partial reduction thereof shall be in an amount equal to $2,000,000 or any integral multiple of $500,000 in excess thereof and that no reduction shall reduce the Total Commitment to an amount less than the aggregate principal amount of all Loans and all Senior Subordinated Indebtedness outstanding at such time. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amounts to which such Bank's Commitment is to be reduced.

                  (b) No Reinstatement. No reduction of the Total Commitment may be reinstated.

                  Section 1.08. Commitment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Bank, a commitment fee on the daily unused amount of such Bank's Commitment for each day from the Agreement Date through the Commitment Termination Date at the rate per annum set forth below opposite the applicable Leverage Ratio set forth below for such day, payable in arrears on successive Interest

Payment Dates, on the date of any reduction of the Total Commitment (to the extent accrued and unpaid on the amount of such reduction) and on the Commitment Termination Date:


        Leverage Ratio                                  Commitment Fee Rate

Greater than 3.50 to 1                                          0.200%

Less than or equal to 3.50 to 1 and                             0.175%
greater than 3.00 to 1

Less than or equal to 3.00 to 1 and                             0.150%
greater than 2.50 to 1

Less than or equal to 2.50 to 1 and                             0.100%
greater than 1.50 to 1

Less than or equal to 1.50 to 1                                 0.090%


                  The Leverage Ratio shall be determined initially on the basis of the certificate provided for in Section 2.01(h) and subsequently on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the commitment fee rate as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.

                  Section 1.09. Computation of Interest and Fees. Interest calculated on the basis of the Adjusted Eurodollar Rate or the Federal Funds Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate and commitment fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

                  Section 1.10. Payments by the Borrower. (a) Time, Place and Manner. All payments due to the Administrative Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 1:00 p.m. (New York time) on such day; provided, however, that the failure of the Borrower to make any such payment by such time shall not constitute a Default hereunder so long as such payment is received no later than 3:00 p.m. (New York time) on such day, but any such payment received later than 1:00 p.m. (New York time) on such day shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the amount paid.

                  (b) No Reductions. All payments due to the Administrative Agent or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for, so long as the Borrower is in compliance with Section 1.12, any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

                  (c) Authorization to Charge Accounts. The Borrower hereby authorizes the Administrative Agent and each Bank, if and to the extent any amount payable by the Borrower under the Borrower Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the demand deposit or other transaction accounts of the Borrower with such Person or any of such Person's Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. The Person so charging any such account shall give the Borrower prompt notice thereof, but any failure to give or delay in giving such notice shall not affect such Person's right to effect such charge.

                  (d) Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the due date for any payment under the Borrower Loan Documents is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

                  Section 1.11. Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States or at any Federal Reserve Bank, in each case as may be specified by such Bank.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

                  Section  1.12.  Taxes on  Payments.  (a) Taxes  Payable by the
Borrower. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any Bank or any Agent that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) hereunder, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) except in the case of any Bank Tax, shall pay to such Bank or Agent such additional amounts as may be necessary so that the net amount received by such Bank or Agent with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any such Bank or Agent hereunder, the Borrower shall furnish to such Bank or Agent the original or a certified copy of a receipt for such Tax from the applicable taxing authority within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrower shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to any such Bank or Agent the required receipts, the Borrower shall indemnify such Bank or Agent for any Taxes, interest, penalties or additions to Tax that may become payable by such Bank or Agent as a result of any such failure.

                  (b) Taxes Payable by any Bank or Agent. The Borrower shall, promptly upon request by any Bank or Agent that is not a United States person for the payment thereof, pay to any such Bank or Agent an amount equal to (i) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to Section 1.12(a)) payable by such Bank or Agent with respect to any payment due to such Bank or Agent hereunder and (ii) all Taxes (other than Bank Taxes) payable by such Bank or Agent as a result of payments made by the Borrower (whether made to a taxing authority or to such Bank or Agent) pursuant to Section 1.12(a) or this Section 1.12(b).

                  (c) Exemption from U.S. Withholding Taxes. (i) Each Bank that is not a United States person shall submit to the Borrower and the
Administrative Agent, on or before the fifth day prior to the first Interest Payment Date occurring after the Closing Date

(or, in the case of a Person that is not a United States person and that became a Bank by assignment, promptly upon such assignment), two duly completed and signed copies of either (A) (1) Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or
(2) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or
(B) in the case of any Bank (or Person that becomes a Bank by assignment) that is exempt from United States Federal withholding tax pursuant to Sections 871(b) or 881(c) of the Code, Form W-8 of the United States Internal Revenue Service. Each such Bank shall, from time to time after submitting any such Form, submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or another such Forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (A) requested in writing by the Borrower or the Administrative Agent and
(B) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is a United States person.

                  (ii) If any Bank determines that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Bank is obligated to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Bank shall promptly notify the Borrower and the Administrative Agent of such fact.

                  (iii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Section 1.12(a) or
Section 7.02 to any Bank that (A) is not, on the date this Agreement is executed by such Bank (or, in the case of a Person that became a Bank by assignment, on the date of such assignment), either (x) entitled to submit Form W-8 or Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or Form 4224 of the United States
Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or (y) a United States person, (B) is no longer entitled, or in the case of a Bank that is no longer a United States person, is not entitled, to submit either such Form (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change or (C) with respect to any affected interest payments, fails to fulfill its requirements set forth in Section 1.12(c)(i).

                  (d) Credits and Deductions. If any Agent or Bank is, in its sole opinion, able to apply for any refund, offset, credit, deduction or other reduction in Taxes by reason of any payment made by the Borrower under Section 1.12(a) or (b), such Agent or Bank, as the case may be, shall use reasonable efforts to obtain such refund, offset, credit, deduction or other reduction and, upon receipt thereof, will pay to the Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to such Agent or Bank, in its sole opinion, of such part of such refund, offset, credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of such Agent's or Bank's dealings giving rise to similar refunds, offsets, credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that if any Agent or Bank has made a payment to the Borrower pursuant to this Section 1.12(d) and the applicable refund, offset, credit, deduction or other reduction in Tax is subsequently disallowed, the Borrower shall, promptly upon request by any Agent or Bank, refund to such Agent or Bank that portion of such payment determined by such Agent or Bank, in its sole opinion, relating to such disallowance; and provided, further that (i) such Agent or Bank, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its Tax affairs or computations and (ii) nothing in this Section 1.12(d) shall interfere with the right of such Agent or Bank to arrange its Tax affairs as it deems appropriate.

                  Section 1.13. Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

                  Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of commitment fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable.

                  Section 1.15. Registered Notes. (a) Any Bank that is not a U.S. Person (a "Non-U.S. Bank"), and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any obligations due to such Bank hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes, may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to register such Loans as provided in Section 1.15(c) and to issue such Bank's Note, evidencing such Loans, or to exchange such Note for a new Note, registered as provided in
Section 1.15(c) (a "Registered Note"). A Registered Note may not be exchanged for a Note that is not in registered form. A Registered Note shall be deemed to be and shall be a Note for all purposes of this Agreement and the other Loan Documents.

                  (b) Each Non-U.S. Bank that requests or holds a Registered Note pursuant to Section 1.15(a) or registers its Loans pursuant to Section 1.15(c) (a "Registered Noteholder") (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrower (with a copy to the Administrative Agent) prior to or at the time such Non-U.S. Bank becomes a Registered Noteholder, the applicable form described in Section 1.12(c)(i) (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America) together with an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower (with a copy to the Administrative Agent) if at any time such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such previously delivered certificate to the Borrower (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes).

                  (c) The Administrative Agent, acting, for this purpose, as agent of the Borrower, shall maintain a register (the "Register") (which shall be kept by the Administrative Agent at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or for which a Registered Note has been requested (and, upon request of such registered owner, such entry shall be made by the Administrative Agent notwithstanding that such Registered Note may not have yet been delivered to such owner). In addition to the requirements of Section 9.10, a Registered Note and the Loans evidenced thereby (or such Loans pending delivery of such Registered Note) may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register (and each such Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the provisions of Section 9.10 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer fully executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than all of such Registered Notes is thereby being assigned or transferred, the assignor or transferor. Prior to the due presentation for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

                  (d) The Register shall be available for inspection by the Borrower and any Bank at any reasonable time during the Administrative Agent's business hours upon reasonable prior notice.

                                    ARTICLE 2

                               CONDITIONS TO LOANS

                  Section 2.01. Conditions to Initial Loans. The obligation of each Bank to make its initial Loan is subject to the Arranging Agents' receipt of each of the following, in form and substance and, in the case of the materials referred to in clauses (a), (b), (c), (g), (h), (j) and (k) below, certified in a manner satisfactory to the Arranging Agents:

                  (a) a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of each of the Loan Parties, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.01(a), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                  (b) copies of the certificate of incorporation of each of the Loan Parties, in each case certified, as of a recent date, by the Secretary of State or other appropriate official of the jurisdiction of incorporation of such Loan Party;

                  (c) a good standing or subsistence certificate with respect to the Borrower, each Restricted Subsidiary and each other Loan Party (in each case, other than partnerships, to the extent such certificate is not customarily available with respect to partnerships), issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

                  (d) opinions of counsel for the Borrower and each other Loan Party, each dated the requested date for the making of such Loan, in the form of Schedules 2.01(d)-1 and 2.01(d)-2, respectively, with such changes as the Arranging Agents shall approve;

                  (e) an opinion of special FCC counsel for the Borrower and the Restricted Subsidiaries, dated the requested date for the making of such Loan, in the form of Schedule 2.01(e), with such changes as the Arranging Agents shall approve;

                  (f) an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents, dated the requested date for the making of such Loan, in the form of Schedule 2.01(f);

                  (g) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;

                  (h) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such Loan, with respect to the conditions set forth in Sections 2.02(b) and (c) and setting forth the calculation of the Leverage Ratio in effect immediately after giving effect to the making of the initial Loans and the application of the proceeds thereof;

                  (i) a duly executed Note for each Bank and a duly executed copy of each of the other Loan Documents;

                  (j) copies of the  Management  Agreement  and the Tax  Sharing
Agreement, each of which shall be in form and substance satisfactory to the Arranging Agents;

                  (k) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such Loan, to which shall be attached a pro forma balance sheet of the Borrower and the Restricted Subsidiaries as at June 30, 1997, reflecting the making of the initial Loans and the repayment or satisfaction of the Predecessor Indebtedness, which shall be in reasonable detail and in form satisfactory to the Arranging Agents;

                  (l) evidence that the Borrower shall have paid all of the fees required to be paid to the Agents and the Banks on the date of the initial Loans and all of the reasonable fees and disbursements of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents, in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the making of the initial Loans;

                  (m) evidence that, prior to or substantially simultaneously with the making of such Loan, (A) the Predecessor Indebtedness will be repaid,
(B) all commitments to lend in respect of the Predecessor Indebtedness shall have been effectively terminated and (C) all UCC-3 termination statements and all other documents necessary in the determination of the Arranging Agents to effectively terminate of record all security interests related to the Predecessor Indebtedness shall have been duly executed by the proper parties and shall have been delivered to the Administrative Agent, or other arrangements with respect thereto satisfactory to the Arranging Agents shall have been made; and

                  (n) evidence that the conditions to the making of the initial Additional Facility Loans specified in Sections 2.01 and 2.02 of the Additional Facility Credit Agreement shall have been satisfied, or shall be satisfied substantially simultaneously with the making of the initial Loans hereunder.

                  Section 2.02. Conditions to Each Loan. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions:

                  (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

                  (b) each Loan Document Representation and Warranty shall be true and correct in all material respects at and as of the time such Loan is to be made (it being acknowledged that certain Loan Document Representations and Warranties expressly relate to an earlier date and that such Loan Document Representations and Warranties shall continue to be true and correct as of such earlier date), both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof, except, in the case of Loans other than the initial Loans, to the extent waived by the Required Banks;

                  (c) no Default (other than a Default (i) that shall have been waived by the Required Banks or (ii) that shall not constitute an Event of Default and will be cured, contemporaneously with the making of such Loan pursuant to arrangements satisfactory to the Arranging Agents, by the application of the proceeds of such Loans and the other Loans to be made at such time) shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof.

                  Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in Section 2.02(b) or
(c) will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in Section 2.02(b) or (c) will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to decline to make the Loans requested to be made by it if such condition has not been fulfilled at such time.

                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

                  In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

                  Section 3.01. Organization; Power; Qualification. Each of the Borrower and the Restricted Subsidiaries is a corporation or a partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full corporate or partnership power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and, insofar as can reasonably be foreseen, will not have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  Section 3.02. Capitalization; Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, (a) all of the Capital Securities issued by the Borrower and the Persons owning such Capital Securities, the jurisdictions of incorporation of such Persons and the percentages of such Capital Securities so owned and (b) all of the Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital

Securities owned by the Borrower or another Subsidiary. As of the Agreement Date, all such Subsidiaries (other than the Excluded Subsidiaries) are Restricted Subsidiaries. As of the Agreement Date, the Borrower or another Restricted Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities issued by the Subsidiaries indicated on
Schedule 3.02 as owned by the Borrower or such Restricted Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

                  Section 3.03. Authorization; Enforceability; Required Consents; Absence of Conflicts. The Borrower has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and to borrow hereunder in the amount of the unused Total Commitment. This Agreement has been, and each of the other Loan Documents to which the Borrower is a party when delivered to the Arranging Agents will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents to which it is a party, and each borrowing hereunder, whether or not in the amount of the unused Total Commitment, do not and (absent any change in any Applicable Law or applicable Contract) will not
(a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders or the partners, as the case may be, of the Borrower or any Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03 or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound or
(ii) any Applicable Law, except for such violations, conflicts, breaches or defaults of or under, or Liens resulting from or created under, Contracts or Applicable Law (A) so long as, in the case of any Contract, such Contract is not expressly identified or contemplated herein or in any other Loan Document, and no Loan Party is party thereto, or, in the case of Applicable Law, such Applicable Law is not applicable to the Borrower, or, in the case of any such Lien, such Lien does not attach to any property of the Borrower, (B) that could not reasonably be expected to expose any Agent or Bank to any liability, loss, cost or expense and (C) that, either alone or in conjunction with all other such violations, breaches or defaults, could not have a Materially Adverse Effect on
(x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Material Loan Document.

                  Section 3.04. Litigation. Except as set forth on Schedule 3.04, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of the Borrower and the Restricted Subsidiaries, threatened against or in any other way relating to or affecting (i) the Borrower or any Restricted Subsidiary or any of their respective businesses or properties or (ii) any Material Loan Document (except actions, suits or proceedings that may affect the wireless telephone industry generally but with respect to which neither the Borrower or any Restricted Subsidiary nor any other Loan Party is a party) with respect to which there is a reasonable probability of a determination adverse to the interests of the Borrower or any Restricted Subsidiary that, if adversely determined, would, singly or in the aggregate, have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole or (B) any Material Loan Document.

                  Section 3.05. Burdensome Provisions. As of the Agreement Date and as of the Closing Date, neither the Borrower nor any Restricted Subsidiary is a party to or bound by any Contract or Applicable Law (other than Applicable Law affecting the wireless telephone industry generally) compliance with which might, insofar as can reasonably be foreseen by the Borrower, have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.06. No Adverse Change or Event. Except for events affecting the wireless telephone industry generally, since December 31, 1996, no change in the business, assets, Liabilities, financial condition or results of operations of the Borrower or any Restricted Subsidiary has occurred, and no event has occurred or, in the case of events anticipated by the Borrower to have occurred prior to the making or deemed making of this representation and warranty, failed to occur, that has had or might have, insofar as can reasonably be foreseen by the Borrower, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, within the meaning of this Section 3.06 at any particular time without regard to whether such change, event or failure constitutes a Default or whether any other Default shall have occurred and be continuing.

                  Section 3.07. Taxes. Each of the Borrower and the Restricted Subsidiaries has filed (either directly or indirectly through the Affiliate of the Borrower or such Restricted Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such filing) all United States Federal income tax returns and all other material Tax returns that are required to be filed by such Person and have paid (either directly or indirectly through the Affiliate of the Borrower or such Restricted Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such payment) all Taxes reflected as being due pursuant to such returns and all Taxes due pursuant to any assessment received by the Borrower or any of its Affiliates and relating to the Borrower or any Restricted Subsidiary, except such Taxes, if any, as are being contested in good faith by appropriate proceedings, if any, and as to which adequate reserves have been provided and except, with respect to such Restricted Subsidiaries, as at the Agreement Date and the Closing Date, for such tax returns the failure to file and Taxes the failure to pay of which could not reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. The charges, accruals and reserves on the books of the Borrower and each of the Restricted Subsidiaries in respect of Taxes and other governmental charges are, as of the Agreement Date and the Closing Date, to the knowledge of the Borrower, and at all other times, in the opinion of the Borrower, adequate. Other than the Tax Sharing Agreement, there is in effect on the Agreement Date no tax sharing, tax allocation or similar agreement to which the Borrower or any Subsidiary is a party.

                  Section 3.08. No Default. Neither the Borrower nor any of the Restricted Subsidiaries is in default in the payment or performance or observance of any Contract to which it is a party or by which it or its properties or assets may be bound that, individually or together with all other such defaults, could have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.09. Wireless Licenses and Related Matters.  Schedule
3.09 sets forth, as of the Agreement Date, (a) each MSA and RSA in which Amcell, AWACS or any of their respective Subsidiaries is authorized by the FCC to operate a Cellular System, together with, for each such Cellular System, (i) the FCC call sign for such Cellular System, (ii) the name of the licensee of such Cellular System and (iii) the date of the expiration of the license for such Cellular System and (b) each point-to-point common carrier microwave station that Amcell, AWACS or any of their respective Subsidiaries is authorized by the FCC to operate, together with, for each such microwave station, (i) the FCC call sign for such station and (ii) the name of the licensee of such station. Except as set forth on Schedule 3.09, each of the Borrower and the Restricted Subsidiaries has duly secured all permits, licenses, consents and authorizations from, and has duly filed all registrations, applications, reports and other documents with, the FCC and, if applicable, any state public utilities commission or similar regulatory authority, and has obtained all other Governmental Approvals, necessary for the ownership and operation of the Wireless Systems owned or operated by the Borrower or any Restricted Subsidiary, and the ownership and operation of such Wireless Systems by the Borrower and the Restricted Subsidiaries comply in all material respects with the Communications Act of 1934 and all rules and regulations of the FCC thereunder, except to the extent that the failure to secure any such permit, license, consent or authorization, or to have made any such filing, or to obtain any such Governmental Approval, or to comply with such Act or any such rules or regulations, would not have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document.

                  Section 3.10. Not an Investment Company. Neither the Borrower nor any of the Restricted Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940.

                  Section 3.11. Hazardous Materials. The Borrower and each of the Restricted Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Restricted Subsidiaries taken as a whole or (b) any Material Loan Document. The Borrower and each of the Restricted Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document. In addition, to the knowledge of the Borrower, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of the Restricted Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of the Restricted Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or "release" (as such term is defined in 42 U.S.C. ss. 9601(22)) of Hazardous Materials generated by the Borrower or any of the Restricted Subsidiaries, the consequences of any of which would have a Materially Adverse Effect on (x) the Borrower and the Restricted Subsidiaries taken as a whole or
(y) any Material Loan Document.

                  Section 3.12. Senior Obligations. The obligations of the Borrower under the Borrower Loan Documents and under any Interest Rate
Protection Agreement entered into with any Bank or any Affiliate of a Bank constitute "Senior Obligations" within the meaning and pursuant to the terms of the Affiliate Subordination Agreement with respect to Affiliate Subordinated Obligations.

                  Section 3.13. Benefit Plans. As of the Agreement Date, neither the Borrower nor any Restricted Subsidiary has any Existing Benefit Plans other than those listed on Schedule 3.13.


                                    ARTICLE 4

                                CERTAIN COVENANTS

              From the Agreement Date and until the Repayment Date,

      A. The Borrower shall and shall cause each Restricted Subsidiary to:

                  Section 4.01. (a)  Preservation  of Existence and  Properties,
Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability. (i) Preserve and maintain its corporate or partnership existence, as the case may be (except as permitted by Section 4.07 and except for liquidation or dissolution of any Restricted Subsidiary in connection with or following the sale or other disposition of all or substantially all of the assets of such Subsidiary in a disposition permitted under Section 4.08), and all of its other franchises, licenses, rights and privileges, including Wireless Licenses, (ii) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (iii) comply with

Applicable Law, including, but not limited to, all laws applicable to the construction, ownership and operation of a Wireless System or the ownership and use of a Wireless License (including, but not limited to, the Communications Act of 1934, and all rules and regulations of the FCC thereunder), (iv) pay or discharge when due all Taxes and all Liabilities that are or might become a Lien on any of its properties and (v) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; provided, however, that this Section 4.01(a) (other than clause (i) above (insofar as it requires the Borrower to preserve its corporate or partnership existence, as the case may be) and clause
(v) above) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on (A) the Borrower and the Restricted Subsidiaries taken as a whole or (B) any Material Loan Document.

                  (b) Subsidiary Matters. (i) Ensure that no payment is made or required to be made by the Borrower or a Restricted Subsidiary to a creditor of an Unrestricted Subsidiary in respect of any Indebtedness or other contractual liability of such Unrestricted Subsidiary, keep the bank accounts of the Borrower and the Restricted Subsidiaries separate from and not commingled with the bank accounts of any Unrestricted Subsidiary, and ensure that no action is taken by it, and that its affairs are not conducted in a manner, which is likely to result in the corporate existence of any Unrestricted Subsidiary that is a direct Subsidiary of the Borrower or any Restricted Subsidiary being ignored, or in the assets or Liabilities of the Borrower or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  (ii) In the case of the Borrower and each Restricted Subsidiary which directly owns the issued and outstanding Capital Securities of any Restricted Subsidiary, whether such Restricted Subsidiary (A) is owned by the Borrower or such Restricted Subsidiary as of the Agreement Date or (B) is formed, created or acquired by the Borrower or any Subsidiary after the Agreement Date and is not designated by the Borrower as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein on or prior to the tenth day following such formation, creation or acquisition, for so long as such Restricted Subsidiary is a direct Restricted Subsidiary of the Borrower or such Restricted Subsidiary, own not less than 80% of the issued and outstanding Capital Securities of such Restricted Subsidiary.

                  (iii) If an Unrestricted Subsidiary will file a consolidated tax return with the Borrower, deliver to the Administrative Agent, on or prior to the date on which such Unrestricted Subsidiary shall have been designated as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, and maintain in full force and effect a tax sharing agreement, in form and substance reasonably satisfactory to the Arranging Agents and duly executed by such Unrestricted Subsidiary and the Borrower.

                  Section 4.02. Insurance. Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts (a) as is customarily maintained by similar businesses or (b) as may be required by Applicable Law, except, in the case of clause (b) above, to the extent that the failure to maintain such insurance could not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document. Whether or not customarily maintained by similar businesses, the Borrower shall, and shall cause the Restricted Subsidiaries to, maintain business interruption insurance, so long as such insurance is available on commercially reasonable terms.

                  Section 4.03. Use of Proceeds. Use the proceeds of the Loans only to (a) subject to Section 4.14, make investments, (b) subject to Section 4.07, make acquisitions, (c) fund working capital and capital expenditure requirements and other general corporate purposes, (d) subject to Section 4.06, make Restricted Payments, (e) to the extent permitted hereunder, make payments of principal and interest in respect of Senior Subordinated Indebtedness, (f) repay the Predecessor Indebtedness (it being intended that this Agreement and the Loans hereunder, together with the Additional Facility Credit Agreement and the Additional Facility Loans thereunder, replace and refinance the Predecessor Indebtedness), (g) pay transaction costs incurred in connection with the execution and delivery of the Loan Documents and the Additional Facility Loan Documents and (h) subject to Section 4.11(b), make payments of Permitted Management Fees. None of the proceeds of any of the Loans shall be used by the Borrower or any Subsidiary to purchase or carry, or to reduce or retire or refinance any credit incurred by the Borrower or any Subsidiary to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System and deliver such copy to such Bank.

         B. The Borrower shall not, and shall not permit or suffer any Restricted Subsidiary to, directly or indirectly:

                  Section 4.04. Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.04 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

                  Section 4.05. Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 4.05 shall not apply to Permitted Liens; provided, however, that if, notwithstanding this Section 4.05, any Lien to which this Section 4.05 is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall automatically be secured by such Lien to the full extent permitted by Applicable Law equally and ratably with the other
Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected; provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.05.

                  Section 4.06. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, if, at either the time of the declaration or other incurrence, if any, of such Restricted Payment, or the time of the making thereof, or immediately after giving effect thereto, any Default shall have occurred and be continuing.

                  Section 4.07. Merger or Consolidation; Acquisitions. Merge or consolidate with any Person, or acquire any assets or business from or Capital Securities issued by any Person, except that, if after giving effect thereto no Default would exist, this Section 4.07 shall not apply to (a) (i) any merger or consolidation of the Borrower with any one or more Restricted Subsidiaries or with any Person acquired as provided in clause (d) below, provided that the Borrower shall be the continuing Person or (ii) any merger or consolidation of the Borrower with any Person so long as the sole purpose of such merger or consolidation was to change the domicile of the Borrower, the Person into which the Borrower merged or with which it consolidated was specially formed for such purpose and had at no time conducted any business or operations and such Person shall have assumed in writing the obligations of the Borrower under the Loan Documents in a manner reasonably satisfactory to the Arranging Agents, (b) any merger or consolidation of any Restricted Subsidiary with any one or more other Restricted Subsidiaries or with any Person acquired as provided in clause (d) below, (c) any acquisition of assets in the ordinary course of business or contemplated by Section 4.08(c) and (d) any acquisition (whether effected by merger, consolidation, acquisition of Capital Securities, exchanges permitted under Section 4.08(f)(ii), joint venture or otherwise) of one or more wireless telephone or other communications businesses.

                  Section 4.08. Disposition of Assets. Sell, lease, license, transfer or otherwise dispose (which shall include, for purposes of this Section 4.08, any redesignation of any Restricted Subsidiary as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein) of any asset (which shall include, but not be limited to, for purposes of this Agreement, any Capital Securities or other ownership interests) or any interest therein, except that this Section 4.08 shall not apply to (a) any disposition of property in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or required in its business, (c) any disposition of any asset or any interest therein by a Restricted Subsidiary to the Borrower or a Restricted Subsidiary or any disposition of any asset or any interest therein by the Borrower to a Restricted Subsidiary, (d) any sale or assignment of delinquent accounts receivable or other trade receivables (or notes evidencing such receivables) to a collection agency or similar service in the ordinary course of business, (e) any transaction to which any of the other provisions of this Agreement (other than Section 4.10) is by its express terms inapplicable and (f) any other disposition (including any such redesignation), so long as no Default shall have occurred and be continuing immediately prior to or after giving effect to such disposition and

                           (i) such disposition is a sale to any Person for cash or other marketable consideration (which shall include the cash portion of an exchange of assets by the Borrower or a Restricted Subsidiary pursuant to clause (ii) below) in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Restricted Subsidiary, and

                                    (A) unless the  Required  Agents  shall have
                  otherwise consented in writing, the percentage equal to the sum of

                                            (1)   the   Cash   Flow   Percentage
                           attributable to such assets (or, in the case of any such redesignation, such Restricted Subsidiary),

                                            (2) plus the  Cash  Flow  Percentage
                           (determined, with respect to prior sales or redesignation of Restricted Subsidiaries, at the time of each such sale or redesignation) attributable to all other assets sold (and Restricted Subsidiaries so redesignated) by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) within the prior twelve calendar month period (or, if shorter, the period from the Closing Date),

                                            (3) plus (without duplication), with
                           respect to all Cash Portion Exchanges by the Borrower and the Restricted Subsidiaries within the prior twelve calendar month period (or, if shorter, the period from the Closing Date), the aggregate of the Net Cash Flow Percentages with respect to such Cash Portion Exchanges,

                                            (4) minus  the Cash Flow  Percentage
                           attributable to any Unrestricted Subsidiary (that had formerly been a Restricted Subsidiary) redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) (such subtracted Cash Flow Percentage to be determined as of the date of such redesignation after giving effect thereto), does not exceed 25%, and

                                    (B)  the percentage equal to the sum of

                                            (1)   the   Cash   Flow   Percentage
                           attributable to such assets (or, in the case of any such redesignation, such Restricted Subsidiary),

                                            (2) plus the  Cash  Flow  Percentage
                           (determined, with respect to prior sales or redesignation of Restricted Subsidiaries, at the time of each such sale or redesignation) attributable to all other assets sold (and Restricted Subsidiaries so redesignated) by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) since the Closing Date,

                                            (3) plus (without duplication), with
                           respect to all Cash Portion Exchanges by the Borrower and the Restricted Subsidiaries since the Closing Date, the aggregate of the Net Cash Flow Percentages with respect to such Cash Portion Exchanges,

                                            (4) minus  the Cash Flow  Percentage
                           attributable to any Unrestricted Subsidiary (that had formerly been a Restricted Subsidiary) redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein since the Closing Date (such subtracted Cash Flow Percentage to be determined as of the date of such redesignation after giving effect thereto), does not exceed 50%, or

                      (ii) such disposition is an exchange, with any Person, of assets exchanged by the Borrower or the applicable Restricted Subsidiary for assets (together with any cash consideration) of equal or greater value, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Restricted Subsidiary, and (A) if the Cash Flow Percentage attributable to such assets exchanged by the Borrower or applicable Restricted Subsidiary together with the Cash Flow Percentage attributable to all other assets exchanged by the Borrower and its Restricted Subsidiaries pursuant to this clause (ii) within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) exceeds 20%, the Borrower shall have notified the Administrative Agent of such exchange not later than the third Business Day following the consummation of such exchange and shall have provided to the Administrative Agent, together with such notice, historical financial information in form and content reasonably satisfactory to the Administrative Agent with respect to the assets disposed of and acquired pursuant to such exchange and (B) if the assets so exchanged are assets of or interests in wireless telephone or related businesses, such assets shall be exchanged principally for assets of or interests in wireless telephone or related businesses located in the United States; provided that any sale of assets (which shall include the cash portion of an exchange of assets by the Borrower or a Restricted Subsidiary pursuant to this clause (ii)) by the Borrower or any of the Restricted Subsidiaries pursuant to clause (i) above shall, to the extent of the reinvestment hereinafter referred to, be deemed an exchange for purposes of this clause (ii) and no longer deemed a sale for purposes of clause (i) above if, within 15 months after such sale, the Borrower or the applicable Restricted Subsidiary shall have reinvested, or shall have entered into a binding agreement to reinvest, all or any portion of the net proceeds of such sale in an acquisition permitted by Section 4.07(d);

provided that, in the case of any such sale to or exchange with an Affiliate, in addition to the requirements set forth above in clause (i) and (ii), (y) unless the Required Agents shall have otherwise consented in writing, the Cash Flow Percentage attributable to the assets sold or exchanged, together with the Cash Flow Percentage of all other assets sold to or exchanged with Affiliates since the Closing Date, shall not exceed 10%, and (z) such Board of Directors shall have determined, in its good faith judgment, that such sale or exchange is for consideration or in exchange for assets reflecting the fair market value of the assets sold or exchanged, and the Borrower shall have furnished to the Banks, not later than the fifteenth Business Day preceding the date of such sale or exchange, a fairness opinion with respect to such sale or exchange from a recognized investment bank or cellular telephone or wireless telecommunications broker, as the case may be, reasonably satisfactory in form and content to the Required Agents.

                  Section 4.09. Indebtedness. Incur, create, assume or suffer to exist any Indebtedness, except that this Section 4.09 shall not apply to (a) Indebtedness under the Loan Documents, (b) Indebtedness under the Additional Facility Loan Documents, (c) Junior Subordinated Indebtedness, (d) Senior Subordinated Indebtedness, (e) Indebtedness to which Section 4.14 is by its express terms inapplicable by virtue of clause (f) thereof, (f) other Indebtedness of the Borrower, provided that (i) such Indebtedness is not senior in right of payment to the Loans, is unsecured and is not entitled to the benefit of any Guaranty, (ii) the final maturity of such Indebtedness is no earlier than the date that is six months after the Term Maturity Date and (iii) no more than 50% of the principal amount of such Indebtedness shall be scheduled or otherwise required to be repaid or prepaid (and no more than 50% of any commitments in respect thereof shall be scheduled or otherwise required to be reduced) earlier than the date that is six months after the Term Maturity Date,
(g) additional Indebtedness in an aggregate principal amount at any time outstanding not in excess of $35,000,000 and (h) assumptions by certain Restricted Subsidiaries of portions of the Indebtedness of the Borrower described in clauses (a) and (b) of this Section 4.09, so long as such assumptions (i) are effected pursuant to assumption agreements in the forms furnished to the Arranging Agents on the Closing Date and (ii) shall not constitute a release in whole or in part of the Borrower from its obligations in respect thereof.

                  Section 4.10. Transactions with Affiliates. Effect any material transaction with any Affiliate (other than the Borrower or any Restricted Subsidiary) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that this Section 4.10 shall not apply to (a) transactions to which this Agreement is by its express terms inapplicable, (b) the Management Agreement, (c) the Tax Sharing Agreement, and (d) any other such transaction that would not, either singly, or together with all other such transactions, reasonably be expected to have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document.

                  Section 4.11. Management. (a) Management Agreement. Fail at any time to keep the Management Agreement in full force and effect (payment under which shall be the sole and exclusive payment by the Borrower and the Restricted Subsidiaries to Comcast or any Subsidiary of Comcast or any other Person for the supervision and management of the Borrower and the Restricted Subsidiaries (other than amounts paid in reimbursement of out- of-pocket costs and expenses incurred on behalf of the Borrower or the Restricted Subsidiaries)) or permit any Persons other than Comcast or any Subsidiary of Comcast to supervise or manage the day-to-day business of the Borrower and the Restricted Subsidiaries.

                  (b) Management Fees. Make payments in respect of, or accrue, Management Fees at any time other than Permitted Management Fees, provided that Permitted Management Fees shall not be paid at any time when a Default exists or, immediately after giving effect thereto, would exist. For purposes of this Agreement, "Permitted Management Fees" means, at any time during any fiscal year of the Borrower, (i) Management Fees in an amount up to 6% of Total Revenue at such time, which may be paid in cash or accrued to the extent not currently paid in cash as provided below and (ii) the accrued and unpaid portion of Management Fees from prior fiscal years. For purposes of this
Section 4.11, "Total Revenue" means, at any time during any fiscal year of the Borrower, consolidated gross operating revenue of the Borrower and the Restricted Subsidiaries (excluding interest income and unusual or extraordinary items) during the period commencing with the first day of such fiscal year and ending at such time.

                  Section 4.12. Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Restricted Subsidiary to (a) pay dividends or make any other distributions on shares of its Capital Securities held by the Borrower or any other Restricted Subsidiary, (b) pay any obligation owed to the Borrower or any other Restricted Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Restricted Subsidiary, (d) transfer any of its property or assets (other than property or assets subject to Permitted Liens) to the Borrower or any other Restricted Subsidiary, except for contracts, leases or licenses which by their terms are non-assignable or (e) create any Lien upon its property or assets (other than property or assets subject to Permitted Liens) whether now owned or hereafter acquired or upon any income or profits therefrom (other than contracts, leases or other licenses which by their terms may not be pledged or otherwise encumbered), except that this Section 4.12 shall not apply to Permitted Restrictive Covenants or, in the case of clause (d) and (e) only, to limitations or restrictions with respect to Wireless Licenses.

                  Section 4.13. Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities issued by any Subsidiary, except that this Section 4.13 shall not apply to (a) any issuance by a Restricted Subsidiary of any of its Capital Securities to the Borrower or a Restricted Subsidiary, (b) any issuance by a Restricted Subsidiary of any of its Capital Securities to the holders of the common stock or other ownership interests of such Restricted Subsidiary made pro rata to the relative amounts of such common stock or other ownership interests, respectively, held by such holders, (c) any disposition by the Borrower or any Restricted Subsidiary of any Capital Securities issued by a Subsidiary (i) to the Borrower or a Restricted Subsidiary or (ii) pursuant to any disposition permitted under Section 4.08 and (d) so long as no Default under
Section 6.01(l) would result therefrom, any issuance by the Borrower of its Capital Securities.

                  Section 4.14. Investments. Purchase or acquire obligations or Capital Securities issued by, or any other interest in, or make loans to, any Person, except that this Section 4.14 shall not apply to any such obligation, Capital Security, interest or loan consisting of (a) obligations issued or guaranteed by the United States of America with a remaining maturity not exceeding one year, (b) commercial paper with maturities of not more than 270 days and a published rating of not less than A-1 by Standard & Poor's ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") (or the equivalent rating),
(c) certificates of time deposit and bankers' acceptances having maturities of not more than one year of any Bank or other commercial bank if (i) such bank has a combined capital and surplus of at least $100,000,000 and (ii) its unsecured long-term debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A- or A3 (or the equivalent rating) by a nationally recognized investment rating agency, (d) repurchase agreements with any Bank or other financial institution which are for periods not in excess of 180 days and are fully collateralized by securities constituting obligations issued or guaranteed by the United States of America,
(e) notes and other instruments that are exempt from Federal income taxation with a remaining maturity not exceeding one year, provided that such notes and other instruments are rated in the highest safety category (MIG1 or equivalent) by Moody's or S&P, (f) stock or interests in, or loans or advances to, the Borrower or any of the Restricted Subsidiaries, provided that no such loans or advances to a Restricted Subsidiary shall remain outstanding after any sale, exchange or disposition of such Restricted Subsidiary or any redesignation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, (g) acquisitions referred to in
Section 4.07, whether of the whole or any part of a business or business unit or any ownership interest therein, (h) Interest Rate Protection Agreements having a designated notional amount not exceeding, at the time entered into, 100% of the Total Commitment then in effect, having a maturity not later than the Term Maturity Date, (i) Interest Rate Protection Agreements having a designated notional amount not exceeding, at the time entered into, 100% of the Additional Facility Total Commitment then in effect, having a maturity not later than the Additional Facility Commitment Termination Date, (j) Existing Investments and
(k) other investments at any time owned by the Borrower and the Restricted Subsidiaries and acquired for an aggregate purchase price not in excess of $25,000,000, provided, however, that in the event that any such obligation, Capital Security or interest is purchased, or loan is made by, a custodian or other agent on behalf of the Borrower, the Borrower shall insure that such custodial or agency arrangement shall not in any way impair the Borrower's ownership interest in such obligation, Capital Security, interest or loan.

         C. The Borrower shall not:

                  Section 4.15. Leverage Ratio. Permit the Leverage Ratio to be greater than 4.50 to 1 at any time.

                  Section 4.16. Interest Coverage Ratio. Permit the Interest Coverage Ratio to be less than 2.0 to 1 at any time.

                  Section 4.17. Revenues. Permit at any time the portion of consolidated gross operating revenues of the Borrower and the Restricted Subsidiaries derived from their wireless telephone and related businesses for any fiscal quarter of the Borrower to be less than 80% of the total consolidated gross operating revenues of the Borrower and the Restricted Subsidiaries for such fiscal quarter.

                  Section 4.18. Tax Sharing Agreement and Management  Agreement.
(a) Amend, modify, or waive any provision of, or terminate, the Tax Sharing Agreement or enter into, or allow any Subsidiary to enter into, any other tax sharing, tax allocation or similar agreement, if the result of such amendment, modification, waiver or agreement is adverse to the Borrower or to the Restricted Subsidiaries taken as a whole.

                  (b) Without limiting Section 4.11, amend, modify, or waive any provision of the Management Agreement if the result of such amendment, modification or waiver is materially adverse to the Borrower or to the Restricted Subsidiaries taken as a whole.

                  Section 4.19. Senior Subordinated Indebtedness. Make payments of principal or interest in respect of Senior Subordinated Indebtedness, except that this Section 4.19 shall not apply to any such payments so long as (i) no Default shall have occurred and be continuing at the time of such payment and
(ii) such payments of interest are made on the regularly-scheduled quarterly payment dates therefor or on the date of any repayment of Senior Subordinated Indebtedness in an amount not in excess of the amount accrued on the principal being repaid.


                                    ARTICLE 5

                      FINANCIAL STATEMENTS AND INFORMATION

                  Section 5.01. Financial Statements and Information to Be Furnished. From the Agreement Date and until the Repayment Date, the Borrower shall furnish to the Administrative Agent, with sufficient copies for each of the Banks (which copies shall be promptly forwarded by the Administrative Agent to each of the Banks):

                  (a) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended September 30, 1997:

                           (i) a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations and retained earnings and of cash flows of the Borrower and the Restricted Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year of the Borrower ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year of the Borrower; and

                           (ii)  a  certificate   with  respect   thereto  of  a
         Responsible Officer of the Borrower in the form of Schedule 5.01(a).

                  (b) Year-End Financial Statements; Accountants' and Officer's Certificates. As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1997:

                           (i) a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations and retained earnings and of cash flows of the Borrower and the Restricted Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures as at the end of and for the previous fiscal year of the Borrower;

                           (ii) an audit report of Deloitte & Touche, LLP, or other independent certified public accountants of nationally recognized standing, on the consolidated financial statements referred to in clause (i) above, which report shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and the Restricted Subsidiaries in conformity with Generally Accepted Accounting Principles (except for the exclusion of the Unrestricted Subsidiaries) as at the end of and for such fiscal year;

                           (iii) a certificate of the accountants referred to in
         clause (ii) above addressed to the Banks and in form satisfactory to the Arranging Agents stating that such accountants have read this Agreement in making the examination necessary for their report on such consolidated financial statements and that nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing; provided, however, that the furnishing of such certificate shall not require any expansion of the scope of the audit conducted by such accountants; and

                           (iv) a certificate of a Responsible Officer of the Borrower in the form of Schedule 5.01(b).

                  (c) Reports and Filings. (i) During any period while the most recent financial statements of the Borrower and the Restricted Subsidiaries delivered pursuant to Section 5.01(a) or (b) shall have been accompanied by a qualified opinion of the Borrower's independent public accountants or by a similar written statement of material inadequacy with respect to such financial statements, then, promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Restricted Subsidiary, or the Board of Directors of the Borrower or any Restricted Subsidiary, by such independent certified public accountants, including any management letter; and (ii) together with the financial statements next required to be furnished pursuant to Section 5.01(a) or (b), copies of all financial statements and reports as Comcast, the Borrower or any Restricted Subsidiary shall send to its stockholders (other than, in the case of the Borrower or any Restricted Subsidiary, its Affiliates) and of all registration statements and all regular or periodic reports that the Borrower or any Restricted Subsidiary shall file with the Securities and Exchange Commission.

                  (d) Requested Information. From time to time and with reasonable promptness upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Restricted Subsidiaries as such Bank may reasonably request.

                  (e) Notice of Defaults and Other  Matters.  Prompt  notice of:
(i) any Event of Default, after a Responsible Officer of the Borrower shall have become aware thereof, describing such Default and the action, if any, that the Borrower is proposing to take with respect thereto, (ii) the occurrence or non-occurrence of any change or event that would cause the Representation and Warranty contained in Section 3.10 to be incorrect if made at such time and (iii) any material amendment to the certificate of incorporation or by-laws of the Borrower.

                  (f) Wireless System Information. Together with the financial statements delivered pursuant to Section 5.01(a) and (b), a report

                           (i) setting forth, with respect to each Wireless System owned or controlled by the Borrower or any of the Restricted Subsidiaries, the aggregate number of subscribers served by such Wireless System as at the last day of the most recent fiscal quarter of the Borrower covered by such financial statements; and

                           (ii) setting forth, in the case of such financial statements covering the fourth fiscal quarter of any fiscal year of the Borrower, with respect to each Wireless System owned or controlled by the Borrower or any of the Restricted Subsidiaries, (A) the aggregate percentage ownership held by the Borrower and the Restricted Subsidiaries in such Wireless System and (B) the Pops of such Wireless System, in each case, as at the last day of such fourth fiscal quarter.

                Section 5.02.  Accuracy of Financial Statements and Information.

                  (a) Historical Financial Statements. The Borrower hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements (other than projections) submitted by the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) (A) each of such financial statements that is audited is, and
(B) each of such financial statements that is unaudited is, in all material respects, complete and correct and presents fairly, in accordance with Generally Accepted Accounting Principles (except as noted in the auditor's report thereon and except for the absence of footnotes in unaudited financial statements and normal year-end audit adjustments and any pro forma balance sheets), the financial position of the Persons to which such financial statements relate as at their respective dates and the results of operations and retained earnings and, as applicable, changes in financial position or cash flows of such Persons for the respective periods to which such statements relate and (iii) except as disclosed or reflected in such financial statements, or otherwise set forth herein (including the Schedules hereto), as at December 31, 1996, none of such Persons had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  (b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a) or (b) shall present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom, subject to satisfaction of the exception set forth in
Section 10.02, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and cash flows of the Borrower and such Restricted Subsidiaries for the respective periods to which such statements relate. The furnishing of the financial statements pursuant to Section 5.01(a) and (b) shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Administrative Agent to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

                  (c) Historical Information. The Borrower hereby represents and warrants that all Information (other than the financial statements listed on Schedule 5.02(a) and financial projections) furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary and concerning such Person, and not the wireless telephone industry generally, prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously furnished), (i) in the case of any Information prepared in the ordinary course of business, was correct in all material respects in the light of the purpose for which it was prepared and (ii) in the case of any Information the preparation of which was requested by any Bank, (A) did not contain any untrue statement of a material fact and (B) to the Borrower's best knowledge, did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made. The Borrower hereby represents and warrants that the final financial projections furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary prior to the Agreement Date, which are not to be construed as guaranties of the financial performance of the Borrower and the Restricted Subsidiaries for the period or periods to which such projections relate, were based on reasonable estimates and assumptions made by the Borrower in good faith and are the projections used in the capitalization and financial planning of the Borrower and the Restricted Subsidiaries for such period or periods, and no fact is known to the Borrower on the Agreement Date that has not been disclosed in writing to the Banks that would result in any material change in any such projections or in any estimate or assumption reflected therein.

                  (d) Future Information. All Information (other than financial statements delivered pursuant to Section 5.01(a) or (b)) furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Restricted Subsidiary and concerning such Person, and not the wireless telephone industry generally, on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously so furnished) (i) in the case of any Information prepared in the ordinary course of business, be correct in all material respects in the light of the purpose prepared and (ii) in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, not contain any untrue statement of a material fact, and , to the Borrower's best knowledge, not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i) and (ii) above.

                  Section 5.03. Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Restricted Subsidiary to:

                  (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete) as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Sections 5.01(a) and (b) and (ii) the determination of the compliance of the Borrower and the Restricted Subsidiaries with the terms of the Loan Documents.

                  (b) Fiscal Year. Unless the Arranging Agents shall otherwise consent, maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

                  (c) Visits, Inspections and Discussions. Permit representatives (whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested and upon reasonable notice, but, unless an Event of Default shall have occurred and be continuing, at such Bank's expense, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it and (iv) discuss its affairs, finances and accounts with its officers, employees and, upon prior notice to the Borrower and subject to the Borrower's right, unless an Event of Default shall have occurred and be continuing, to have a representative present at such discussion, its independent public accountants (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and the Restricted Subsidiaries).

                  Section 5.04. Authorization of Third Parties to Deliver Information. The Borrower hereby agrees that any opinion, report or other Information delivered to the Administrative Agent, the Arranging Agents or the Banks pursuant to the Loan Documents (including under Article 2 or this Article
5) is hereby deemed to have been authorized and directed by the Borrower to be delivered for the benefit of the Administrative Agent, the Arranging Agents and the Banks.

                                    ARTICLE 6

                                     DEFAULT

                  Section 6.01. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, any Restricted Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                  (a) Any payment of principal of or interest on any of the Loans or the Notes or of any fee shall not be made when and as due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for three Business Days;

                  (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

                  (c) (i) The Borrower shall default in the performance or observance of:

                                    (A)  any  term,   covenant,   condition   or
                  agreement contained in Section 4.01(a)(i) (insofar as such Section requires the preservation of the corporate existence of the Borrower), 4.01(a)(v), 4.01(b), 4.03 through 4.19,
                  5.01(e)(i), 5.03(b) or 5.03(c) of this Agreement; or

                                    (B)  any  term,   covenant,   condition   or
                  agreement contained in (x) this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section 6.01 specifically dealt with) or (y) any other Borrower Loan Document and, in the case of any such default under clause (x) or (y), if capable of being remedied, such default shall continue unremedied for a period of 30 days; or

                       (ii) Any Loan Party (other than the Borrower) shall default in the performance or observance of any term, covenant, condition or agreement contained in any Loan Document to which such Loan Party is a party, and, if capable of being remedied, such default shall continue unremedied for the duration of any applicable cure period provided for in such other Loan Document;

                  (d) (i) The Borrower or any Restricted Subsidiary shall fail to pay, in accordance with its terms and when due and payable (after giving effect to any applicable grace period), any of the principal of or interest on any Indebtedness (other than the Loans and Affiliate Subordinated Obligations) having a then outstanding principal amount in excess of $15,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid or purchased prior to the stated maturity thereof (other than pursuant to any customary due-on-sale clause or any provision requiring prepayment of such Indebtedness based on excess cash flow or other similar arrangement), in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness or (iii) (A) any event shall have occurred and be continuing that, after giving effect to any applicable waivers or amendments, permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment or purchase and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period;

                  (e) A default by the Borrower or any Restricted Subsidiary shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (a) or (d) of this Section 6.01 is applicable) binding upon the Borrower or any Restricted Subsidiary, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and the Restricted Subsidiaries taken as a whole or (ii) any Material Loan Document;

                  (f) (i) The Borrower or any Restricted Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                       (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Restricted Subsidiary seeking (x) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (y) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Restricted Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Restricted Subsidiary, and such case or proceeding shall continue undismissed or unstayed for a period of 60 days or (B) an order granting the relief requested in such case or proceeding against the Borrower or any Restricted Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

                  (g) A judgment or order shall be entered against the Borrower or any Restricted Subsidiary by any court and (i) in the case of a judgment or order for the payment of money, such judgment or order shall continue undismissed, unbonded, undischarged or unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $15,000,000 and
(ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole;

                  (h) (i) Any Termination Event shall occur with respect to any Benefit Plan of the Borrower or any Restricted Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) therefrom, (v) the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 60 days thereafter or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) above shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected and is not reasonably likely to subject the Borrower or any Restricted Subsidiary to any Liability that, alone or in the aggregate, has had or could have a Materially Adverse Effect on (x) the Borrower and the Restricted Subsidiaries taken as a whole or (y) any Material Loan Document;

                  (i) Any Loan Party asserts, or any Loan Party institutes any proceedings seeking to establish, that any provision of the Loan Documents is invalid, not binding or unenforceable;

                  (j) One or more Wireless Licenses held by the Borrower or any of the Restricted Subsidiaries shall be terminated or revoked such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related Wireless Systems and retain the revenue received therefrom or the Borrower and the Restricted Subsidiaries or the grantors of any such Wireless License shall fail to renew any such Wireless License at the stated expiration thereof such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related Wireless Systems and retain the revenue received therefrom, and the overall effect of all such terminations, revocations and failures to renew would be to reduce Annualized Cash Flow by (i) 10% or more, unless the Borrower shall have delivered a certificate of a Responsible Officer of the Borrower to the Administrative Agent within ten Business Days of such termination, revocation or failure to renew having such effect demonstrating that the Borrower would have been in compliance at all times with the requirements of Sections 4.15 and 4.16 on a pro forma basis determined as if all such terminations, revocations and failures to renew had occurred on the first day of, in the case of Section 4.15, the most recently completed two fiscal quarters of the Borrower and, in the case of Section 4.16, the most recently completed four fiscal quarters of the Borrower or (ii) 25% or more;

                  (k)  Any  of  the  parties  to  the  Affiliate   Subordination
Agreement (other than the Administrative Agent) shall have breached any of the provisions thereof or shall otherwise be in default thereunder;

                  (l) Comcast shall at any time cease to own, directly or indirectly, and control Capital Securities issued by the Borrower (a) having a majority of the total votes of all outstanding Capital Securities entitled to vote in an ordinary election of the Board of Directors of the Borrower and (b) representing not less than 51% of the equity ownership interest in the Borrower;

                  (m) The Management Agreement shall have been terminated or shall cease to be in full force and effect or Comcast shall at any time fail to manage and supervise pursuant to the Management Agreement each Wireless System of the Borrower and the Restricted Subsidiaries in a manner consistent with good industry practices;

                  (n) Any of the Capital Securities of the Borrower or any interest therein shall at any time become subject to a Lien other than a Permitted Lien; and

                  (o) Any Event of Default (as defined in the Additional Facility Credit Agreement) shall have occurred and be continuing.

                  Section 6.02. Remedies Upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f) with respect to the Borrower) and in every such event, the Administrative Agent, upon notice to the Borrower, may (but shall not be obligated to), and if so directed by the Required Banks shall, do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f) with respect to the Borrower, automatically and without any notice to the Borrower, (i) the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents shall be due and payable and (ii) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                  Section 6.03. Certain Cure Rights. Notwithstanding the provisions of Sections 6.01 and 6.02, but without limiting the obligations of the Borrower under Sections 4.15, and 4.16, if the Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in Sections 4.15 or 4.16, such default shall not constitute an Event of Default (but shall constitute a Default) until the Cure Date, and if on or before the Cure Date the respective actions set forth below shall have been taken and evidence thereof shall have been delivered to the Banks, then such default shall be deemed to have been cured:

                  (a) With respect to Section 4.15, the Borrower shall have prepaid Loans and/or Additional Facility Loans, either from cash on hand or the proceeds of new capital contributions or the proceeds of Junior Subordinated Indebtedness in an aggregate amount sufficient so that, after giving effect to the application of such prepayments and the reduction of Consolidated Indebtedness by the amount thereof for the purpose of determining compliance with Section 4.15, the Borrower would be in compliance therewith as recalculated at the date of receipt of such proceeds; and

                  (b) With respect to Section 4.16, the Borrower shall have prepaid Loans and/or Additional Facility Loans, either from the proceeds of new capital contributions or the proceeds of Junior Subordinated Indebtedness, in an aggregate amount sufficient so that if the ratio set forth in Section 4.16 as at the date of receipt of such proceeds were recalculated in a manner which would include as additional Cash Flow the amount of such proceeds, the Borrower would be in compliance with the Section 4.16 as at such date; provided that such addition to Cash Flow shall be attributed to the Cash Flow for the third most recent of the four consecutive fiscal quarters of the Borrower used to calculate the Interest Coverage Ratio so that such addition to Cash Flow shall continue to be given effect for purposes of determining compliance with Section 4.16 as of the end of the next following fiscal quarter of the Borrower;

provided, however, that (i) any such default may not be deemed to be cured pursuant to this Section 6.03 more than an aggregate of five times during the term of this Agreement or with respect to more than two consecutive fiscal quarters of the Borrower and, for purposes of this proviso, in the event that the receipt and application by the Borrower of the proceeds of any new capital contributions or Junior Subordinated Indebtedness shall at any time have the effect of enabling the Borrower to avoid any such default, the Borrower shall be deemed to have cured any such default pursuant to this Section 6.03 and (ii) the recalculations described in this Section 6.03 shall not be deemed to constitute a recalculation for any other purpose of this Agreement, including the determination of commitment fees under Section 1.08 or the Applicable Margin. For purposes of this Section 6.03, "Cure Date" means, with respect to any breach of the covenants contained in Sections 4.15 and 4.16, the date that is 30 days after the earlier of (A) the day on which financial statements for the fiscal quarter (or fiscal year, in the case of any such breach occurring in the fourth quarter of any fiscal year) in which such breach occurred are delivered to the Banks pursuant to Section 5.01 and (B) the day by which such financial statements are required to be delivered pursuant to Section 5.01.


                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

                  Section 7.01. Mandatory Suspension and Conversion of Eurodollar Rate Loans. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of such Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of such Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business

Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

                  (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of such Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

                  (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of such Type, the Required Banks have informed the Administrative Agent of their determination that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

                  (c) at any time  such  Bank  determines  that  any  Regulatory
Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into a Eurodollar Rate Loan of such Type, or to comply with its obligations hereunder in respect thereof; or

                  (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of such Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of such Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) or (b) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

                  Section 7.02. Regulatory Changes. If in the determination of any Bank (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan,

(iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to such compensation; provided, however, that the Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

                  Section 7.03. Capital Requirements. If, in the determination of any Bank, such Bank or any Affiliate of such Bank is required, as a result of a Regulatory Change, to maintain capital on account of any Loan or such Bank's commitment to make any Loan, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank; provided, however, that the Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the making of such Bank's initial request for such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

                  Section 7.04. Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense (excluding loss of the Applicable Margin) incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for Eurodollar Rate Loan or (b) a Eurodollar Rate Loan for any reason not being made or converted (other than as a result of the failure of such Bank to make such Loan available to the Borrower upon the fulfillment of the conditions specified in Article 2 without any determination by the Administrative Agent or such Bank under Section 7.01), or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the Borrower under this Agreement (excluding the Applicable Margin) on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the London interbank Dollar market for a period equal to such Interest Period or remaining portion.

                  Section 7.05. Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower, at the time of any request for compensation under Section 7.02 or 7.03 and otherwise upon request, a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article 7 and the assumptions underlying such computations, which shall include a statement of an officer of such Bank certifying that such request for compensation is being made pursuant to a policy adopted by such Bank to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Bank.

                  Section 7.06. Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.12, makes operable the provisions of Section 7.01(c) or (d) or entitles such Bank to make a claim under Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the written request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change subsequent to such designation.

                  Section 7.07. Replacement of Banks. If any Bank requests compensation pursuant to Section 1.12, 7.02 or 7.03, or such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Eurodollar Rate Loan shall be suspended pursuant to Section 7.01, the Borrower, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Notes to any bank or financial institution identified by the Borrower with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 7.04 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 1.12, 7.02 or 7.03, such proposed transferee's aggregate requested compensation, if any, pursuant to Section 1.12, 7.02 or 7.03 with respect to such replaced Bank's Loans is lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 1.12, 7.02, 7.03, 7.04 and 9.02 (without duplication of any payments made to such Bank by the Borrower or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 7.07 with respect to the time prior to such replacement.

                                    ARTICLE 8

                                   THE AGENTS

                  Section 8.01. Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes the Agents, individually in their respective capacities as Agents, to act as the agents for such Bank under the Loan Documents with such powers as are delegated to the respective Agents by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agents' duties shall be purely ministerial and they shall have no duties or responsibilities except those expressly set forth in the Loan Documents. None of the Agents shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. None of the Agents shall, by reason of its serving as an Agent, be a trustee or other fiduciary for any Bank. By its execution and delivery hereof, each Bank, in its capacity as a Bank and in its capacity, if any, as a party to an Interest Rate Protection Agreement, authorizes the Administrative Agent to act as its agent under, and to execute and deliver, in its name and on its behalf, the Affiliate Subordination Agreement. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of, or to any waiver of any right under, the Affiliate Subordination Agreement if, but only if, but subject to Section 9.07, the Administrative Agent is directed to do so in writing by the Required Banks; provided, however, that the Administrative Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties.

                  Section 8.02. Limitation on Agents' Liability. None of the Agents nor any of their respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. None of the Agents shall be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan
Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, or (c) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as such Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. Each of the Agents shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  Section 8.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in Section 6.02(a) and Section 6.02(b) if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

                  Section 8.04. Rights as a Bank. Each Person acting as an Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

                  Section 8.05. Indemnification. The Banks agree to indemnify each of the Agents (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent in its capacity as an Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct by such Agent.

                  Section 8.06. Non-Reliance on Agents and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on any of the Agents or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. None of the Agents shall be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, none of the Agents shall have any obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan
Documents that may come into the possession of such Agent or any of its Affiliates.

                  Section 8.07. Resignation of the Administrative Agent. Subject
to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. If no successor
Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                    ARTICLE 9

                                  MISCELLANEOUS

                      Section 9.01. Notices and Deliveries.

                  (a) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05,
1.07 and 6.02 may be by telephone, promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

                  (b) Addresses. All notices, communications and materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

  (i)          if to the Borrower, to it at:

               1500 Market Street
               Philadelphia, PA  19102

               Telecopier No.: (215) 981-7744
               Telephone No.:  (215) 981-7503

               Attention:           John R. Alchin, Senior
                              Vice President and
                              Treasurer

 (ii)          if to the Administrative Agent, to it at:

               909 Fannin Street
               Suite 1700
               Houston, Texas  77010


               Telecopier No.: (713) 951-9921
               Telephone No.:  (713) 653-8235

               Attention:           Manager, Agency

(iii) if to any Bank, to it at the address or telecopier or telephone number and to the attention of the individual or department set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent and each Bank,
(y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

                  (c) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under
Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer of the Borrower, except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received.

                  Section 9.02. Expenses; Indemnification. Whether or not any Loans are made hereunder, the Borrower shall:

                  (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans, excluding any such taxes imposed as a result of the assignment of any Loan or any portion thereof (other than an assignment pursuant to Section 7.07 hereof);

                  (b) pay or reimburse the Arranging Agents for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel collectively retained by the Arranging Agents or, other than with respect to clause (i) below, appraisers, accountants and other experts employed or retained collectively by the Arranging Agents) incurred by the Arranging Agents in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents,
(iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent or the Banks in, under or related to the Loan Documents during a Default or (B) the performance of any of the obligations of the Administrative Agent or the Banks under or related to the Loan Documents, or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks in, under or related to the Loan Documents during a Default;

                  (c) pay or reimburse each Bank for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Loan Documents; and

                  (d) indemnify and hold each  Indemnified  Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and reasonable expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to (A) any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal to be the result of acts or omissions on the part of such Indemnified Person constituting gross negligence or willful misconduct or (B) any such losses, costs and expenses incurred in connection with any examination of such Indemnified Person by governmental authorities and arising other than with respect to this Agreement and the Loans specifically.

                  Section 9.03. Amounts Payable Due Upon Request for Payment. All amounts payable by the Borrower under Section 9.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof accompanied by a certificate of the requesting Bank setting forth the basis for the request and the computation for the amount thereof in reasonable detail.

                  Section 9.04. Remedies of the Essence. The various rights and remedies of the Administrative Agent and the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Administrative Agent and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

                  Section 9.05. Rights Cumulative. Each of the rights and remedies of the Administrative Agent and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

                  Section 9.06. Confidentiality. Each Bank agrees to exercise all reasonable efforts to keep any information delivered or made available by the Borrower confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (a) to any Affiliate of such Bank or to any other Bank, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) that has been publicly disclosed, (e) in connection with any litigation relating to the Loans, this Agreement or any transaction contemplated hereby to which any Bank, any Loan Party or any Agent may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors and (h) to any actual or proposed participant or assignee of all or any part of its Loans hereunder, if such other Person, prior to such disclosure, agrees for the benefit of the Borrower to comply with the provisions of this Section 9.06.

                  Section 9.07. Amendments; Waivers. Any term, covenant, agreement or condition of any Loan Document to which the Banks are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent are affected thereby, by the Administrative Agent and by each Loan Party that is a party thereto; provided, however, that no such amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (a) changes the amount or extends the term of such Bank's Commitment, (b) reduces the principal of or the rate of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder, (c) postpones any date fixed for, or reduces the amount of, (i) any scheduled payment of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder or (ii) any repayment of principal of such Bank's Loans or Notes, (d) waives any material condition precedent under Section 2.01 or 2.02 (as Section 2.02 applies to the initial Loans hereunder) or (e) amends this Section 9.07 or any provision of this Agreement or the other Loan Documents requiring the consent or other action of all of the Banks or amends the definition of "Required Banks." Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law.

                  Section 9.08. Set-Off; Suspension of Payment and Performance. The Administrative Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without prior notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Borrower Loan Documents owing to such Person (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States so long as, in each such case, such deposit shall constitute, in the reasonable judgment of such Person, an operating account of the Borrower) and (b) during any Event of Default, to suspend the payment and performance of such Liabilities owing by such Person and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits. The Person so setting off against any such Liabilities of the Borrower or suspending payment or performance of any such Liabilities of such Person, as the case may be, shall give the Borrower notice thereof promptly following such set-off or suspension, but any failure to give or delay in giving such notice shall not affect such Person's right to so set off or suspend payment or performance.

                  Section 9.09. Sharing of Recoveries. (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar proceeding being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal, interest or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, however, that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participation shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02,
9.02 and 9.08 and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

                  (b) Notwithstanding anything to the contrary contained herein,
Section 9.09(a) shall not be deemed to limit each Bank's entitlement to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in any manner as it may choose and to apply the amount subject to such exercise to the payment of Liabilities of the Borrower other than obligations subject to the sharing provisions of Section 9.09(a).

                  Section 9.10. Assignments and Participations. (a) Assignments.
(i) The Borrower may not assign any of its rights or obligations under the Borrower Loan Documents without the prior written consent of the Administrative Agent and each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless the Administrative Agent or each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

                  (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more banks or other financial institutions with (except in the case of any assignment by a Bank to an Affiliate of such Bank) the consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld); provided, however, that, no such assignment shall be effective unless and until (x) a Notice of Assignment with respect thereto, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Administrative Agent and (y) except in the case of an assignment by the Bank that is the Administrative Agent or an assignment by any Bank to an Affiliate of such Bank, the Administrative Agent shall have been paid an assignment fee of $3,500; provided further, however, that, unless the Borrower and the Administrative Agent shall have otherwise consented, no such partial assignment, other than a partial assignment by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (1) if such assignment is made other than to another Bank, the amount thereof is not less than $5,000,000 and (2) after giving effect to such assignment and all other assignments made and participations granted by such Bank, the

Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank; provided, further, however, that, unless the Borrower shall have otherwise consented, no such assignment, other than an assignment by any Bank to an Affiliate of such Bank, shall be made or be effective unless, substantially contemporaneously therewith, the assigning Bank assigns, in the case of a complete assignment, all, or, in the case of a partial assignment, a ratable portion, of its rights and obligations under the Additional Facility Loan Documents to the same assignee. Any such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents shall release such Bank therefrom. No such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents to any Affiliate of such Bank shall obligate the Borrower to pay any amount to the assignee Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such assignee Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such assignment and not from a Regulatory Change subsequent to such assignment. In the event of any such assignment by a Bank, the Borrower shall issue a new Note to the assignee Bank (against, other than in the case of a partial assignment, receipt of the existing Note of the assignor Bank). Nothing in this Section 9.10 shall limit the right of any Bank to assign its interest in the Loans and Notes to a Federal Reserve Bank as collateral security under Regulation A of the Board of Governors of the Federal Reserve System, but no such assignment shall release such Bank from its obligations hereunder.

                  (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents without the consent of the Borrower, the Administrative Agent or any other Bank; provided, further, however, that, unless the Borrower and the Administrative Agent shall have otherwise consented, no such participation, other than a participation sold or granted by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (i) the amount thereof is not less than $5,000,000 and (ii) after giving effect to such participation and all other participations granted and assignments made by such Bank, the Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank; provided, further, however, that, unless the Borrower shall have otherwise consented, no such participation, other than a participation by any Bank to an Affiliate of such Bank, shall be sold or be effective unless, substantially contemporaneously therewith, the selling Bank sells, in the case of a complete participation, all, or, in the case of a partial participation, a ratable portion, of its rights and obligations under the Additional Facility Loan Documents to the same participant. No sale by a Bank of any participation shall relieve such Bank of any of its obligations to the Borrower hereunder.

                  (c) Rights of Assignees and Participants. Each assignee of, and each holder of a participation in, the rights of any Bank under the Borrower Loan Documents, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, in the case of assignees and with respect to its assignment, be entitled to all of the rights of a Bank and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Borrower were directly indebted to such holder for amounts payable under the Borrower Loan Documents to which such holder is entitled under the applicable participation agreement); provided, however, that each such participation agreement shall provide that the Bank that shall have sold or granted the participation shall retain the sole right to take or refrain from taking any action under the Loan Documents except that such participation agreement may provide that such Bank shall not, without the consent of the participant, agree to any amendment or waiver that would have any of the effects described in the proviso to the first sentence of Section 9.07, to the extent that the participant would be affected thereby. All amounts payable to any Bank under Section 1.12 or Article 7 shall be determined as if such Bank had not sold any participations. Each Bank that sells or grants a participation shall (A) withhold or deduct from each payment to the holder of such participation the amount of any Tax required under Applicable Law to be withheld or deducted from such payment and not withheld or deducted therefrom by the Borrower or the Administrative Agent, (B) pay any Tax so withheld or deducted by it to the appropriate taxing authority in accordance with Applicable Law and (C) indemnify the Borrower and the Administrative Agent for any losses, costs and expenses that they may incur as a result of any failure to so withhold or deduct and pay such Tax.

                  Section 9.11. Governing Law. This Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

                  Section 9.12. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(b)(i), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Agent or Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Agent or Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by the Borrower against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER, THE AGENTS AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

                  Section 9.13. Severability of Provisions. Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 9.14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                  Section 9.15. Survival of Obligations. Except as otherwise expressly provided therein, the obligations of the Borrower under Sections 1.12, 7.02, 7.03, 7.04 and 9.02, and the obligations of the Banks under Sections 8.05 and 9.06, shall survive the Repayment Date.

                  Section 9.16. Entire Agreement. This Agreement, the Notes and the other Loan Documents embody the entire agreement among the Borrower, the Administrative Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  Section 9.17. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                                   ARTICLE 10

                                 INTERPRETATION

                  Section 10.01. Definitional Provisions. (a) Defined Terms. For the purposes of this Agreement:

                  "Accumulated Funding Deficiency" has the meaning ascribed to such term in Section 302 of ERISA.

                  "Additional Facility Commitment Termination Date" means the "Commitment Termination Date" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional Facility Credit Agreement" means the $300,000,000 Credit Agreement dated as of the date hereof among the Borrower, the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank National Association and The Toronto-Dominion Bank, as arranging agents, and Toronto Dominion (Texas), Inc., as administrative agent.

                  "Additional Facility Loan" means a "Loan" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional   Facility   Loan   Documents"   means  the  "Loan
Documents" as such term is defined in the Additional Facility Credit Agreement.

                  "Additional   Facility  Total  Commitment"  means  the  "Total
Commitment" as such term is defined in the Additional Facility Credit Agreement.

                  "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/100 of 1%) equal to the rate obtained by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

                 "Administrative Agent" means Toronto Dominion (Texas), Inc., as Administrative Agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.07.

                 "Administrative  Agent's  Office"  means  the  address  of the
Administrative   Agent  specified  in  or  determined  in  accordance  with  the provisions of Section 9.01(b)(ii).

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by Contract or otherwise); provided, however, that, in any event, any Person that owns directly or indirectly Capital Securities having 15% or more of the ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests in any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of such individual being an officer or director of such Person.

                  "Affiliate Subordinated Obligations" has the meaning ascribed to such term in the Affiliate Subordination Agreement, and, as provided therein, includes accrued Management Fees, Junior Subordinated Indebtedness and Senior Subordinated Indebtedness.

                  "Affiliate Subordination Agreement" means the Affiliate Subordination Agreement dated as of the date hereof among the Borrower, Comcast, Affiliates of the Borrower from time to time party thereto and the Administrative Agent.

                  "Agent" means the Administrative Agent or any of the Arranging Agents.

                  "Agreement" means this Agreement, including all Schedules, Annexes and Exhibits hereto.

                  "Agreement Date" means the date set forth as such on the last signature page hereof, which date is the date that executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

                  "Amcell" means American Cellular Network Corp., a New Jersey corporation.

                  "Annualized Cash Flow" means, as of any date of determination, Cash Flow of the Borrower and the Restricted Subsidiaries for the period of two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date multiplied by two. For purposes of determining Annualized Cash Flow, Cash Flow with respect to any Person, Wireless System, interest therein or other assets for any period shall be adjusted by (i) deducting therefrom an amount to reflect, as if such Person, Wireless System, interest therein or other assets were not owned (or, in the case of any Restricted Subsidiary redesignated as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein during such period, such Restricted Subsidiary were not a Restricted Subsidiary) for any portion of such period, the reduction in Cash Flow associated with any Person, Wireless System, interest therein or assets sold, exchanged or otherwise disposed of pursuant to Section 4.08(f) hereof (or Restricted Subsidiary so redesignated) during such period and (ii) adding thereto an amount to reflect, as if such Person, Wireless Systems, interest therein or other assets were owned (or, in the case of any Unrestricted Subsidiary redesignated as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein during such period, such Unrestricted Subsidiary were a Restricted Subsidiary) for the entire period, the addition to Cash Flow associated with any Person, Wireless Systems, interest therein or other assets acquired during such period pursuant to Section 4.07(d) (or Unrestricted Subsidiary so redesignated).

                  "Applicable Law" means, anything in Section 9.11 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and
(C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

                  "Applicable Margin" means, at any time, subject to the last sentence of this definition, the respective percentage set forth below opposite the applicable Leverage Ratio at such time set forth below:

     Leverage Ratio                                           Applicable Margin

     Greater than 3.50 to 1                                           0.500%

     Less than or equal to 3.50 to 1                                  0.450%
     and greater than 3.00 to 1

     Less than or equal to 3.00 to 1                                  0.400%
     and greater than 2.50 to 1

     Less than or equal to 2.50 to 1                                  0.375%
     and greater than 2.00 to 1

     Less than or equal to 2.00 to 1                                  0.325%
     and greater than 1.50 to 1

     Less than or equal to 1.50 to 1                                  0.300%


                  The Leverage Ratio shall be determined initially on the basis of the certificate provided for in Section 2.01(h) and subsequently on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the Applicable Margin as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.

                  "Arranging  Agents" means The Bank of New York,  Barclays Bank
PLC,  The  Chase  Manhattan  Bank,  PNC  Bank,  National   Association  and  The
Toronto-Dominion Bank, as Arranging Agents for the Banks under the Loan Documents, and, in the event that any such Bank elects not to continue to serve as an Arranging Agent or merges into or otherwise consolidates with any other Arranging Agent, any successor to such Bank in its role as an Arranging Agent designated by the Borrower and agreed to by each of the other Arranging Agents.

                  "AWACS" means AWACS, Inc., a Pennsylvania corporation.

                  "Bank" means (i) any Person listed as such on the signature pages hereof and (ii) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.10(a).

                  "Bank Tax" means (i) any Tax based on or measured by net income, any franchise Tax and any doing business Tax imposed upon any Bank or any Agent by any jurisdiction (or any political subdivision thereof) in which such Bank, such Agent or any Lending Office is organized, located or doing business and (ii) for the purposes of Section 1.12, any other Tax imposed by a jurisdiction other than the United States or a political subdivision thereof that would not have been imposed but for a present or former connection between the Bank, Agent or Lending Office (as the case may be) and such jurisdiction.

                  "Base Financial Statements" means the consolidated balance sheet of Comcast and its Consolidated Subsidiaries as of December 31, 1996 and the related statements of operations and retained earnings and of cash flows for the fiscal year ended with the date of such balance sheet.

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 0.5%.

                  "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

                  "Benefit Plan" means, with respect to any Person at any time, any employee pension benefit plan (including a Multiemployer Benefit Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within five years preceding the time in question were, in whole or in part, the responsibility of such Person.

                  "Borrower" means Comcast Cellular Communications, Inc., a Delaware corporation.

                  "Borrower Loan Documents" means the Loan Documents to which the Borrower is a party.

                  "BTA" means a "Basic Trading Area" as such term is defined and modified by the FCC for purposes of licensing PCS Systems.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

                  "Capital Security" means, with respect to any Person, (i) any share of capital stock of such Person or (ii) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

                  "Cash  Flow"  means,  with  respect  to any  Person,  Wireless
System, interest therein or other assets for any period, (i) the net income (which shall be consolidated, as appropriate) attributable to such Person, Wireless System, interest therein or other assets for such period, adjusted to exclude (A) gains and losses from unusual or extraordinary items, (B) interest income and (C) the amount of any restoration of any charge to or other reserve against revenues taken during any prior period, in each case for such period plus (ii) income or gross receipts taxes (whether or not deferred), Interest
Expense (which for this purpose shall include, to the extent deducted in determining net income, interest on Junior Subordinated Indebtedness),
Management Fees accrued and not paid in cash, bank fees and expenses, depreciation, amortization and other non-cash charges to income, in each case for such period minus (iii) except to the extent deducted in determining such net income, Management Fees paid in cash during such period (other than Management Fees paid in cash on the Agreement Date in an aggregate amount not exceeding $17,000,000).

                  "Cash Flow Percentage" means, as of the date of any sale or exchange of capital stock, assets, or a Wireless System, or of any redesignation of any Restricted Subsidiary or Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, the ratio, expressed as a percentage, derived by dividing (a) Cash Flow attributable thereto for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date of sale or exchange by (b) Cash Flow of the Borrower and its Restricted Subsidiaries for such period.

                  "Cash Portion Exchange" means any exchange of assets by the Borrower or any Restricted Subsidiary with any Person pursuant to Section 4.08(ii) in which the Borrower or the applicable Restricted Subsidiary receives, in addition to the assets exchanged by such Person, consideration in the form of cash or cash equivalents in excess of $5,000,000.

                  "Cellular License" means any license issued or granted by the FCC to operate a Cellular System.

                  "Cellular System" means any wireline or non-wireline cellular telephone system.

                  "Closing Date" means the date of the making of the initial Loans hereunder.

                  "Code" means the Internal Revenue Code of 1986.

                  "Comcast"   means   Comcast   Corporation,    a   Pennsylvania
corporation.

                  "Comcast Cellular Holdings" means Comcast Cellular Holdings, Inc., a Delaware corporation.

                  "Commitment" means, with respect to any Bank, (i) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a) or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "Commitment Termination Date" means the date that is 364 days after the Agreement Date.

                  "Consolidated   Indebtedness"   means,   at  any   time,   the
consolidated Indebtedness of the Borrower and the Restricted Subsidiaries as of such time.

                  "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time.

                  "Contract" means (i) any agreement (whether executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and (iv) any by-law.

                  "Cure Date" has the meaning ascribed to such term in Section 6.03.

                  "Debt" means any Liability that constitutes "debt" or "Debt" under Section 101(12) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

                  "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Bank, (i) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

                  "Environmental Laws" means any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Section 414(b),
(c), (m) or (o) of the Code of which such first Person is a member.

                  "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

                  "Eurodollar  Lending Office" means,  with respect to any Bank,
(i) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

                  "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Administrative Agent by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Agent that has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to the relevant Interest Period (rounded upward, if necessary, to the next higher 1/16 of 1%), as of 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Rate" shall be the interest rate per annum determined by the Administrative Agent to be the rate (rounded upward, if necessary to next higher 1/16 of 1% per annum) at which deposits in Dollars are offered to major banks in the London interbank market in London, England by the Administrative Agent, as of approximately 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

                  "Eurodollar Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

                  "Event  of  Default"  means  any of the  events  specified  in
Section 6.01.

                  "Excluded Subsidiary" means any of Comcast Directory Services, Inc., Comcast Publishing Holdings Corp., Comcast Publishing Holdings Financial Corp., Amcell of Hunterdon, Inc., AWACS Investment Holdings, Inc., AWACS Garden State, Inc., Garden State Cablevision L.P. and the Subsidiaries of the foregoing.

                  "Existing Benefit Plan" means, with respect to any Person at any time, any employee benefit plan (including a multiemployer benefit plan as defined in Section 4001(a)(3) of ERISA), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, in whole or in part, the responsibility of such Person.

                  "Existing Guaranty" means (i) any Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 4.04, and (ii) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (A) at the time such Guaranty is entered into and after giving effect thereto, no Default would exist, (B) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (C) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced and (D) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

                  "Existing Investment" means any investment outstanding on the Agreement Date, to the extent set forth on Schedule 4.14, and any renewal or extension thereof not involving an increase therein as the result of an additional investment by the Borrower or any Restricted Subsidiary.

                  "FCC" means the Federal Communications Commission.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Toronto-Dominion Bank, from three Federal funds brokers of recognized standing selected by such bank.

                  "Funded Current Liability Percentage" has the meaning ascribed to such term in Section 401(a)(29) of the Code.

                  "Generally Accepted Accounting Principles" means (i) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (ii) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements, except as provided in Section 10.02.

                  "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

                  "Guaranty" means, with respect to any Person, any contractual obligation, contingent or otherwise, of such Person (i) to pay any Indebtedness or other obligation of any other Person or to otherwise protect the holder of any such Indebtedness or other obligation against loss (whether such obligation arises by agreement to pay, to keep well, to purchase assets, goods, securities or services or otherwise) or (ii) incurred in connection with the issuance by a third Person of a Guaranty of any Indebtedness or other obligation of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise by Contract); provided, however, that the term "Guaranty" shall not include an endorsement for collection or deposit in the ordinary course of business. The word "Guarantee" when used as a verb has the correlative meaning.

                  "Hazardous Material" means any oil, hazardous waste, hazardous material or hazardous substance listed, defined or otherwise identified as hazardous in the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6921 et seq., the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., or any other Federal or state Environmental Law.

                  "Indebtedness" means, with respect to any Person (in each case, whether such obligation is with full or limited recourse), without duplication, (i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (iii) any obligation of such Person, whether or not owed to Affiliates, to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if, in the case of any such payable owed to Affiliates, it is payable on customary trade terms, (iv) any obligation of such Person as lessee under a capital lease, (v) any Mandatorily Redeemable Securities issued by such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Securities to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Securities),
(vi) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (vii) any contractual obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or performance or other bond issued by such other Person, (viii) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) a Lien on any asset of such Person and (ix) any Indebtedness of others Guaranteed by such Person; provided, however, that the term "Indebtedness" with respect to the Borrower and the Restricted Subsidiaries shall not include (x) letters of credit or performance or other bonds up to an aggregate outstanding face amount of $10,000,000 or (y) Permitted Management Fees.

                  "Indemnified Person" means, at any time, any Person that is, or at such time was, the Administrative Agent, any other Agent, a Bank, an Affiliate of the Administrative Agent, any other Agent or a Bank or a director, officer, employee or agent of any such Person.

                  "Information"  means  written  data,  certificates,   reports,
statements  (excluding  financial  statements),   documents  and  other  written
information.

                  "Intellectual Property" means (i) (A) patents and patent rights, (B) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i) above and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii) above, including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

                  "Interest Coverage Ratio" means, as of any date of determination, the ratio of (i) Cash Flow of the Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date to (ii) Interest Expense of the Borrower and the Restricted Subsidiaries for such period.

                  "Interest Expense" means, for any Person, Wireless System, interest therein or other assets for any period, without duplication, (i) all interest on Indebtedness of such Person, or attributable to such Wireless System, interest therein or assets, and commitment fees in respect thereof, accrued (other than, in the case of the Borrower and the Restricted Subsidiaries, interest on Junior Subordinated Indebtedness), whether or not actually paid, during such period plus (ii) the net amount accrued, whether or not actually paid, by such Person, or attributable to such Wireless System, interest therein or assets, pursuant to any Interest Rate Protection Agreement during such period (or minus the net amount receivable, whether or not actually received, by such Person, or attributable to such Wireless System, interest therein or assets, thereunder during such period).

                  "Interest Payment Date" means the last day of March, June, September and December of each year.

                  "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the day of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the next preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third, sixth or, if made available by each of the Banks, ninth or twelfth calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (ii) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

                  "Interest Rate Protection Agreements" means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and a Bank or other financial institution having combined capital and surplus of at least $200,000,000 or that has (or that is a subsidiary of a bank holding company that has) publicly traded unsecured long-term debt securities given a rating of A- (or the equivalent rating then in effect) or better by Standard & Poor's Ratings Group or a rating of A3 (or the equivalent rating then in effect) or better by Moody's Investors Service, Inc., providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "Junior Subordinated Indebtedness" means Affiliate Subordinated Obligations (other than Senior Subordinated Indebtedness and accrued Management Fees) advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement).

                  "Lending Office" means, with respect to any Bank, the Domestic Lending Office or the Eurodollar Lending Office of such Bank.

                  "Leverage Ratio" means, as of any date of  determination,  the
ratio  of  (i)  Consolidated   Indebtedness   (other  than  Junior  Subordinated
Indebtedness) on such date to (ii) Annualized Cash Flow as of such date.

                  "Liability"   means,   with   respect  to  any   Person,   any
indebtedness, liability or obligation of or binding upon such Person or any of its assets.

                  "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise), (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement under which the same is transferred, sequestered or otherwise identified with the intention of subjecting the same to, or making the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured creditors of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means any amount advanced by a Bank pursuant to Section 1.01(a) with respect to its Commitment.

                  "Loan Document Related Claim" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) arising out of, related to, or connected with, the Loan Documents, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

                  "Loan Document Representation and Warranty" means any "Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made pursuant to the terms of any Loan Document.

                  "Loan Documents" means (i) this Agreement, the Notes and the Affiliate Subordination Agreement and (ii) all other agreements, documents and instruments (other than the assumption agreements referred to in Section
4.09(g)(i) and any promissory notes payable to the Borrower and executed in connection therewith) arising out of (A) any agreement, document or instrument referred to in clause (i) above, (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions pursuant to any agreement, document or instrument referred to in clause (i) above or in this clause (ii).

                  "Loan Parties" means the Borrower, Comcast and any Affiliate of the Borrower from time to time party to the Affiliate Subordination Agreement (until such time as such Affiliate shall be released therefrom in the manner provided therein).

                  "Management Agreement" means the Management Agreement dated as of May 20, 1997 between the Borrower and Comcast.

                  "Management Fees" means all fees and other amounts payable under the Management Agreement, including but not limited to overhead and administrative costs allocated by Comcast to the Restricted Subsidiaries of the Borrower party thereto but excluding amounts paid in reimbursement of out-of-pocket costs and expenses incurred on behalf of such Restricted Subsidiaries.

                  "Mandatorily Redeemable Securities" means, with respect to any Person, any Capital Securities issued by such Person to the extent that they are
(i) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (A) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (B) at the option of any Person other than such Person or (C) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (ii) convertible into Mandatorily Redeemable Securities.

                  "Material Loan Documents" means this Agreement, the Notes and the Affiliate Subordination Agreement.

                  "Materially Adverse Effect" means, (i) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (ii) with respect to a group of Persons "taken as a whole," any materially adverse effect on such Persons' business, assets, Liabilities, financial condition or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (iii) with respect to any Loan Document, any material adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto.

                  "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the payee or (ii) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

                  "MSA" means a "Metropolitan Statistical Area" as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

                  "MTA" means a "Major Trading Area" as such term is defined and modified by the FCC for purposes of licensing PCS Systems.

                  "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Flow Percentage" means, with respect to any Cash Portion Exchange, the Cash Flow Percentage (determined as of the date of such exchange before giving effect thereto) of the excess of (i) the Cash Flow attributable to the assets disposed of by the Borrower or the applicable Restricted Subsidiary in such exchange for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date over (ii) the Cash Flow attributable to the assets received by the Borrower or the applicable Restricted Subsidiary in such exchange for the four consecutive fiscal quarters of the Person so exchanging such assets ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date.

                  "Non-U.S. Bank" has the meaning set forth in Section 1.15.

                  "Note" means any promissory note in the form of Exhibit A.

                  "Notice of Assignment" means any notice to the Borrower and the Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of Schedule 9.10(a).

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PCS License" means any license issued or granted by the FCC to operate a PCS System.

                  "PCS  System"  means  any  personal   communications  services
telephone system.

                  "Permitted  Guaranty"  means (i) any Guaranty to which Section
4.09 is by its express terms inapplicable by virtue of clauses (d) or (e) thereof and (ii) any Guaranty of obligations of the Borrower or any Restricted Subsidiary so long as such obligations do not constitute Indebtedness and have been incurred in the ordinary course of business.

                  "Permitted Lien" means (i) any right of set-off arising under law and not under Contract, any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01(a)(iv) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced and remained unstayed or undismissed for more than 30 days; (ii) any Lien on the properties and assets of a Restricted Subsidiary securing an obligation owing to the Borrower or a Restricted Subsidiary; (iii) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; (iv) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as, in the case of any such Lien arising in connection with a judgment, no Event of Default set forth in Section 6.01(g) shall exist and, in each other case, the execution or other enforcement thereof is not unstayed for more than 20 days; (v) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Restricted Subsidiary or (B) any property or asset at the time such property or asset is acquired by the Borrower or a Restricted Subsidiary, but only, in the case of either (A) or (B), if and so long as (w) such Lien was not created in contemplation of such Person becoming a Restricted Subsidiary or such property or asset being acquired, (x) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (y) such Lien secures only the obligation secured thereby at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and (z) the obligation secured by such Lien is not in default; (vi) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.05, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (vii) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (v), (vi) or (vii) of this definition, but only if (A) at the time such Lien is granted and after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (D) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase; or (viii) any Lien securing the obligations of the obligor in respect of Indebtedness to which Section 4.09 is by its express terms inapplicable by virtue of clause (g) thereof.

                  "Permitted Management Fees" has the meaning ascribed to such term in Section 4.11(b).

                  "Permitted Restrictive Covenant" means (i) any covenant or restriction contained in any Loan Document or any Additional Facility Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Restricted Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction described in
Schedule 4.12, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained or (iv) any covenant or restriction that
(A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii) or (iv) above, (B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

                  "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate," any trade or business.

                  "Pops" means (i) with respect to any Cellular System, the aggregate number of individuals resident in the MSA or RSA (as the case may be) in which such Cellular System is licensed to operate, (ii) with respect to any PCS System, the aggregate number of individuals resident in the BTA or MTA (as the case may be) in which such PCS System is licensed to operate and (iii) with respect to any other Wireless System, the aggregate number of individuals (without duplication) resident in the analogous statistical area or areas (as defined and modified by the FCC for purposes of licensing such Wireless System) in which such Wireless System is licensed to operate, in each case as reflected in the population estimates most recently published by the Pops Information Service.

                  "Pops Information Service" means (a) any of Donnelly Marketing Service, Rand McNally or the United States Census Bureau as shall be selected by the Borrower as the source for the population information in the first quarterly or annual report required to be delivered by the Borrower under Section 5.01(f) and (b) if such Person as shall have been selected by the Borrower shall cease to publish such estimates, either of the other two Persons referred to in clause
(a) above.

                  "Post-Default Rate" means the rate otherwise  applicable under
Section 1.03(a) plus 2% or, if there is no such rate, the Base Rate plus 2%.

                  "Predecessor  Indebtedness"  means  Indebtedness  set forth on
Schedule 10.01.

                  "Pre-existing Default" has the meaning ascribed to such term in the definition of "Restricted Subsidiary" herein.

                  "Prime Rate" means the prime commercial lending rate of The Toronto- Dominion Bank, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily the lowest rate of interest of The Toronto-Dominion Bank.

                  "Prohibited   Transaction"   means  any  transaction  that  is
prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

                  "Register" has the meaning set forth in Section 1.15.

                  "Registered Note" has the meaning set forth in Section 1.15.

                  "Registered Noteholder" has the meaning set forth in Section 1.15.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

                  "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date (including any Applicable Law that shall have become such as the result of any act or omission of the Borrower or any of its Affiliates, without regard to when such Applicable Law shall have been enacted or implemented), whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

                  "Repayment Date" means the later of (i) the termination of the Total Commitment (whether as a result of the occurrence of the Commitment Termination Date, the reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (ii) the payment in full of the Loans and all other amounts payable or accrued hereunder.

                  "Reportable Event" means, with respect to any Benefit Plan of any Person, (i) the occurrence of any of the events set forth in ERISA Section 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC,
(ii) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (iii) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (iv) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Section 401(a)(29) of the Code or
(v) any failure to make a payment required by Section 412(m) of the Code with respect to such Benefit Plan.

                  "Representation and Warranty" means any written representation or warranty made pursuant to or under (i) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR (ii) ABOVE (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

                  "Required Agents" means no fewer than four out of five of the Arranging Agents.

                  "Required Banks" means, at any time, Banks having at least 51% of the Loans outstanding or, if there are no Loans outstanding, at least 51% of the Total Commitment.

                  "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities," as such term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

                  "Responsible Officer" means, with respect to any Loan Party, the chairman, vice chairman, president, any senior vice president, the chief financial officer, the treasurer or any assistant treasurer of such Loan Party.

                  "Restricted Payment" means (i) (A) any dividend or other distribution on account of any Capital Securities issued by the Borrower or any Restricted Subsidiary (other than dividends payable solely in such Capital Securities other than Mandatorily Redeemable

Securities and other than dividends and other distributions payable to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary), (B) any payment on account of the principal of or premium, if any, on any Indebtedness convertible into Capital Securities issued by the Borrower or any Restricted Subsidiary (other than any such payment to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary) or (C) any payment on account of any purchase, redemption, retirement, exchange or conversion of any Capital Securities issued by the Borrower or any Restricted Subsidiary (other than any such payment to the Borrower or a Restricted Subsidiary that is a Wholly Owned Subsidiary) and (ii) payments of interest on, or payments or prepayments of principal of, or the setting apart of money for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any principal of or interest on Junior Subordinated Indebtedness. For the purposes of this definition, a "payment" or "prepayment" shall include the transfer of any asset or the issuance of any Indebtedness or other obligation (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any Capital Securities other than Mandatorily Redeemable Securities.

                  "Restricted Subsidiary" means (a) each Subsidiary of the Borrower (other than the Excluded Subsidiaries) in existence on the Agreement Date and (b) each Subsidiary of the Borrower formed, created or acquired by the Borrower or a Restricted Subsidiary after the Agreement Date, unless such
Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a notice to the Administrative Agent given on or prior to the tenth day following such formation, creation or acquisition (such designation to be effective on the date of receipt of such notice by the Administrative Agent and only so long as neither the Borrower nor any Restricted Subsidiary shall have sold, leased, licensed, transferred or otherwise disposed of any material assets or interests therein to such Subsidiary during the period, if any, from the date of formation, creation or acquisition of such Subsidiary to the date of receipt of such notice by the Administrative Agent); provided that (A) any Subsidiary which owns, directly or indirectly, the Capital Securities of any Restricted Subsidiary shall, for so long as it is a Subsidiary, be a Restricted Subsidiary and (B) at least 80% of the issued and outstanding capital securities of each Restricted Subsidiary shall, for so long as it is a Restricted Subsidiary, be directly owned by the Borrower or another Restricted Subsidiary; provided, further, that any such Restricted Subsidiary may be redesignated by the Borrower as an Unrestricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Banks given not less than five Business Days prior to such specified date, so long as (1) no Default, including but not limited to a Default under Section 4.08(f), shall have occurred and be continuing both before and after giving effect to such redesignation (and by delivering such notice the Borrower shall be deemed to have made a Representation and Warranty to such effect) and (2) such notice shall be accompanied by a certificate of a Responsible Officer of the Borrower, in form and content satisfactory to the Arranging Agents, demonstrating that, on a pro forma basis determined as if such redesignation had been consummated on the first day of the most recently completed two fiscal quarters of the Borrower, the Borrower would have been in compliance at all times with the requirements of Sections 4.15 and 4.16; provided, further, that any Unrestricted Subsidiary may be redesignated by the Borrower as a Restricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Banks given not less than five Business Days prior to such specified date, so long as (1) no Default (other than any Default that shall have occurred and be continuing immediately before giving effect to such redesignation (a "Pre-existing Default")) shall have occurred and be continuing after giving effect to such redesignation, and, with respect to any Pre-existing Default, such redesignation shall not have increased the degree of the Borrower's non-compliance with the terms of this Agreement (and by delivering such notice the Borrower shall be deemed to have made a Representation and Warranty to the effect set forth in this clause (1)) and (2) such notice shall be accompanied by a certificate of a Responsible Officer of the Borrower, in form and content satisfactory to the Arranging Agents, demonstrating that, on a pro forma basis determined as if such redesignation had been consummated on the first day of the most recently completed two fiscal quarters of the Borrower, such redesignation would not have resulted in (A) a failure by the Borrower to be in compliance at all times with the requirements of Sections 4.15 and 4.16 or (B) if a Pre-existing Default with respect to either such Section shall exist, an increase in the degree of the Borrower's non-compliance with the terms of this Agreement in respect of such Pre-existing Default.

                  "RSA" means a "Rural Service Area" as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

                  "Senior Subordinated Indebtedness" means Affiliate Subordinated Obligations advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement), bearing interest at a rate per annum, for any fiscal quarter of the Borrower, not in excess of the rate that is 1/4% below the weighted average interest rate applicable to the Loans hereunder at the beginning of such fiscal quarter and in an aggregate principal amount not in excess of the unused portion, if any, of the Total Commitment at such time. Obligations treated as Junior Subordinated Indebtedness by the lender and borrower thereof shall not be deemed Senior Subordinated Indebtedness irrespective of the interest rate or other terms applicable thereto.

                  "Subsidiary" means, with respect to any Person, any other Person (i) Capital Securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) of such Person or (ii) other ownership interests, including partnership interests, of which ordinarily constituting a majority voting interest are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

                  "Tax" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

                  "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of May 20, 1997 among the Comcast, Comcast Cellular Holdings, Comcast Cellular Corporation and the Borrower.

                  "Term Maturity Date" means January 31, 2003.

                  "Termination  Event" means,  with respect to any Benefit Plan,
(i) any Reportable Event with respect to such Benefit Plan, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate such Benefit Plan under Section 4042 of ERISA or (iv) the appointment of a trustee to administer such Benefit Plan under Section 4042 of ERISA.

                  "Total   Commitment"   means  the  aggregate   amount  of  the
Commitments, as the same may be reduced from time to time pursuant to Section 1.07.

                  "Total  Revenue"  has the  meaning  ascribed  to such  term in
Section 4.11(b).

                  "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period, Eurodollar Rate Loans having a six-month Interest Period and, if made available by each of the Banks, Eurodollar Rate Loans having a nine-month Interest Period and Eurodollar Rate Loans having a twelve-month Interest Period. Any Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (i) and (ii) of the definition of "Interest Period" shall be deemed to be a Loan of such Type notwithstanding such difference in duration of Interest Periods.

                  "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under Section 4001(a)(18) of ERISA.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "United States person" has the meaning ascribed to such term in Section 1.12(a).

                  "Unrestricted Subsidiary" means any Subsidiary of the Borrower that is not a Restricted Subsidiary.

                  "U.S. Person" means a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

                  "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

                  "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

                  "Wireless License" means any Cellular License, PCS License or other license issued or granted by the FCC to operate a Wireless System.

                  "Wireless System" means any Cellular System, PCS System or other wireless telecommunications system.

                  (b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                      (ii) When used in this Agreement, the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article," "Section," "Annex," "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                     (iii) Whenever the context so requires, the singular number includes the plural and vice versa.

                      (iv) Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                       (v) Each authorization in favor of the Administrative Agent, the Banks, the Borrower or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                      (vi) Except as otherwise specified herein, all references herein to the Administrative Agent, any Bank or any Loan Party shall be deemed to refer to such

         Person however designated in the Loan Documents, so that (A) a reference to rights or duties of the Administrative Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as a party under the Affiliate Subordination Agreement, (B) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a beneficiary of the terms of the Affiliate Subordination Agreement and
         (C) a reference to the obligations of the Loan Parties (other than the Borrower) under the Loan Documents shall be deemed to include the obligations of such Persons as parties under the Affiliate Subordination Agreement.

                     (vii) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the Notes or any certificate, opinion or other document delivered pursuant hereto or thereto.

                  Section 10.02. Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except for (a) the exclusion of the Unrestricted Subsidiaries and (b) such departures from Generally Accepted Accounting Principles so long as (i) the Borrower shall have delivered to the Administrative Agent, with sufficient copies for each of the Banks, not later than the first time that such financial statements or computations are prepared or made on the basis of such departures, a notice setting forth in reasonable detail the nature and substance of such departures and the application thereof to such financial statements or computations and (ii) the Required Banks shall not have notified the Borrower within 60 days of the receipt of the Borrower's notice that such financial statements or computations may not be prepared or made in accordance with or on the basis of such departures.

                  Section 10.03. Representations and Warranties. Except to the extent that any Representation or Warranty is expressly stated to be made only at or as of a specified time or times, all Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

                  Section 10.04. Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.



                              COMCAST CELLULAR COMMUNICATIONS, INC.


                              By:/s/ John R. Alchin
                              Name:  John R. Alchin
                              Title: Senior Vice President and Treasurer



                              THE BANK OF NEW YORK, as
                              an Arranging Agent and a Bank


                              By: /s/ James W. Whitaker
                              Name:  James W. Whitaker
                              Title:  Vice President



                              BARCLAYS BANK PLC, as
                              an Arranging Agent and a Bank


                              By: /s/ Andrew Wynn
                              Name:  Andrew Wynn
                              Title: Managing Director



                              THE CHASE MANHATTAN BANK, as
                              an Arranging Agent and a Bank


                              By:  /s/ Tracey A. Navin
                              Name:  Tracey A. Navin
                              Title:  Vice President




$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              PNC BANK, NATIONAL ASSOCIATION, as
                              an Arranging Agent and a Bank


                              By: /s/ Daniel E. Hopkins
                              Name:  Daniel E. Hopkins
                              Title: Vice President



                              THE TORONTO-DOMINION BANK, as
                              an Arranging Agent and a Bank


                              By: /s/ Jane Mott
                              Name:  Jane Mott
                              Title:  Mgr. Syndications & Credit Administration



                              BANK OF AMERICA NT&SA


                              By: /s/ Cynthia E. Sachs
                              Name:  Cynthia E. Sachs
                              Title: Vice President



                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ Keith M. Wilson
                              Name:  Keith M. Wilson
                              Title: Vice President



                              MITSUBISHI TRUST AND BANKING CORPORATION (U.S.A.)


                              By:  /s/ Shinichi Nakakubo
                              Name:  Shinichi Nakakubo
                              Title:  Executive Vice President

$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                              By: /s/ Janey P. Sammons
                              Name:  Janey P. Sammons
                              Title: Vice President



                              MELLON BANK, N.A.


                              By:  /s/ Nathan H. Kelm
                              Name:  Nathan H. Kelm
                              Title: Assistant Vice President



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., NEW YORK BRANCH


                              By: /s/ Shuighi Tajima
                              Name:  Shuighi Tajima
                              Title: Deputy General Manager



                              FIRST NATIONAL BANK OF MARYLAND


                              By:  /s/ Timothy A. Knabe
                              Name:  Timothy A. Knabe
                              Title:  Vice President



                              RIGGS BANK N.A.


                              By:  /s/ David H. Olson
                              Name:  David H. Olson
                              Title:  Vice President


$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              CITIBANK, N.A.


                              By: /s/ Carolyn Lee
                              Name:  Carolyn Lee
                              Title: AS-ATTORNEY-IN-FACT



                              BANK OF MONTREAL


                              By: /s/ W. T. Calder
                              Name:  W. T. Calder
                              Title: Director



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:  /s/ Masahiro Watanabe
                              Name: Masahiro Watanabe
                              Title: Joint General Manager



                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH


                              By:  /s/ Alan E. McLintock
                              Name:  Alan E. McLintock
                              Title:  Vice President


                              By: /s/ W. Pieter C. Kodde
                              Name:  W. Pieter C. Kodde
                              Title:  Vice President





$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By: /s/ Robert Grella
                              Name:  Robert Grella
                              Title: Vice President


                              By:  /s/ Brian Haughney
                              Name:  Brian Haughney
                              Title:  Assistant Treasurer


                              CORESTATES BANK, N.A.


                              By:  /s/ Elizabeth Elmore
                              Name:  Elizabeth Elmore
                              Title: Vice President



                              THE DAI-ICHI KANGYO BANK, LTD.


                              By:  /s/ Nancy Stenger
                              Name:  Nancy Stenger
                              Title: Assistant Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By: /s/ Glen B. Echert, CFA
                              Name:  Glen B. Echert, CFA
                              Title: Vice President


$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              ROYAL BANK OF CANADA


                              By: /s/ John P. Page
                              Name:  John P. Page
                              Title: Senior Manager


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By: /s/ David V. Fox
                              Name:  David V. Fox
                              Title: Vice President



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Mark A. Campellone
                              Name:  Mark A. Campellone
                              Title: Vice President



                              THE FUJI BANK LIMITED, NEW YORK BRANCH


                              By:  /s/ Feiji Teramoto
                              Name:  Feiji Teramoto
                              Title: Vice President & Manager


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By:  /s/ John McCloskey
                              Name: John McCloskey
                              Title: Vice President


$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                              TORONTO DOMINION (TEXAS), INC. as
                              Administrative Agent


                              By: /s/ Jano Mott
                              Name:  Jano Mott
                              Title: Vice President





$100,000,000 Credit Agreement for
Comcast Cellular Communications, Inc.

                                                            ANNEX A
Banks, Lending Offices Commitment
and Notice Addresses

THE BANK OF NEW YORK                                      $5,000,000

Domestic Lending Office:
One Wall Street, 16th Floor
New York, New York  10286


Eurodollar Lending Office:
One Wall Street, 16th Floor
New York, New York  10286


Notice Address for Credit Issues:
One Wall Street, 16th Floor
New York, New York  10286

Telecopier No.:            212-635-8595/3
Telephone No.:             212-635-8843
Attention:                 James Whitaker, Vice President
                           Communications, Entertainment and Publishing
                           Division


Notice Address for Administrative, Operations and Other Issues:
One Wall Street, 18th Floor
New York, New York  10286

Telecopier No.:                     212-916-7845
Telephone No.:             212-916-7930
Attention:                          Pilar Kinzie

BARCLAYS BANK PLC                                  $5,000,000

Domestic Lending Office:
75 Wall Street, 11th Floor
New York, New York 10265


Eurodollar Lending Office:
75 Wall Street, 11th Floor
New York, New York 10265


Notice Address for Credit Issues:
388 Market Street, Suite 1700
San Francisco, California 94111

Telecopier No.:            415-765-4760
Telephone No.:             415-765-4702
Attention:                 Matthew Traina


Notice Address for Administrative, Operations and Other Issues:
75 Wall Street, 11th Floor/CSU
New York, New York 10265

Telecopier No.:            212-412-5306/5307
Telephone No.:             212-412-3701
Attention:                 Warren Walker

THE CHASE MANHATTAN BANK                        $5,000,000

Domestic Lending Office:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081


Eurodollar Lending Office:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081


Notice Address for Credit Issues:
Global Media & Telecommunications
270 Park Avenue, 37th Floor
New York, New York  10017

Telecopier No.:            212-270-4164
Telephone No.:             212-270-8916
Attention:                 Tracey Navin, Vice President


Notice Address for Administrative, Operations and Other Issues:
One Chase Manhattan Plaza, 8th Floor
New York, New York  10081

Telecopier No.:            212-552-5700
Telephone No.:             212-552-7447
Attention:                 Ganesh Persaud, Account Manager

PNC BANK, NATIONAL ASSOCIATION                    $5,000,000

Domestic Lending Office:
1600 Market Street
Philadelphia, Pennsylvania 19103


Eurodollar Lending Office:

Notice Address for Credit Issues:
1600 Market Street
Philadelphia, Pennsylvania 19103

Telecopier No.:                     215-585-6680
Telephone No.:                      215-585-7468
Attention:                          Daniel E. Hopkins, Vice President

Telecopier No.:                     215-585-6680
Telephone No.:                      215-585-6014
Attention:                          Scott C. Meves, Senior Vice President


Notice Address for Administrative, Operations and Other Issues:
1600 Market Street
Philadelphia, Pennsylvania 19103

Telecopier No.:                     215-585-7485
Telephone No.:                      215-585-6809
Attention:                          Joanne Kane, Loan Originator

Telecopier No.:                     215-585-7485
Telephone No.:                      215-585-7457
Attention:                          Diane Flannery, Vice President

THE TORONTO-DOMINION BANK                       $5,000,000
Domestic Lending Office:
909 Fannin Street, 17th Floor
Houston, Texas 77010


Eurodollar Lending Office:
909 Fannin Street, 17th Floor
Houston, Texas 77010


Notice Address for Credit Issues:
31 West 52nd Street
New York, NY  10019

Telecopier No.:                     212-262-1928
Telephone No.:                      212-468-0732
Attention:                          Bernadette Collins


Notice Address for Administrative, Operations and Other Issues:
909 Fannin Street, 17th Floor
Houston, Texas 77010

Telecopier No.:                     713-951-9921
Telephone No.:                      713-653-8245
Attention:                          Debbie A. Greene, Manager, Credit
                                    Administration

BANK OF AMERICA NT&SA                           $4,250,000

Domestic Lending Office:
1850 Gateway Blvd.
Concord, California  94520


Eurodollar Lending Office:
1850 Gateway Blvd.
Concord, California  94520


Notice Address for Credit Issues:
335 Madison Avenue
New York, New York  10017

Telecopier No.:                     (212) 503-7137
Telephone No.:                      (212) 503-8409
Attention:                          Cynthia Sachs


Notice Address for Administrative, Operations and Other Issues:
335 Madison Avenue
New York, New York  10017

Telecopier No.:                     (510) 603-7297
Telephone No.:                      (510) 675-7119
Attention:                          Stephanie Aragon

NATIONSBANK OF TEXAS, N.A.                               $4,250,000

Domestic Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202


Eurodollar Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202


Notice Address for Credit Issues:
901 Main Street, 64th Floor
Dallas, Texas  75202

Telecopier No.:                     (214) 508-2576
Telephone No.:                      (214) 508-0988
Attention:                          Keith Wilson


Notice Address for Administrative, Operations and Other Issues:
901 Main Street, 64th Floor
Dallas, Texas  75202

Telecopier No.:                     (214) 508-2020
Telephone No.:                      (214) 508-2151
Attention:                          Jean North

MITSUBISHI TRUST & BANKING                         $3,500,000
  CORPORATION (U.S.A.)

Domestic Lending Office:
520 Madison Avenue, 39th Floor
New York, New York  10022


Eurodollar Lending Office:
520 Madison Avenue, 39th Floor
New York, New York  10022


Notice Address for Credit Issues:
520 Madison Avenue, 39th Floor
New York, New York  10022

Telecopier No.:                     (212) 838-6838
Telephone No.:                      (212) 891-8547
Attention:                          Gary Maciak


Notice Address for Administrative, Operations and Other Issues:
520 Madison Avenue, 39th Floor
New York, New York  10022

Telecopier No.:                     (212) 838-6838
Telephone No.:                      (212) 891-8549
Attention:                          Hemlata Shah

SUNTRUST BANK, CENTRAL                          $3,500,000
  FLORIDA, N.A.

Domestic Lending Office:
200 South Orange Avenue
Orlando, Florida  32801


Eurodollar Lending Office:
200 South Orange Avenue
Orlando, Florida  32801


Notice Address for Credit Issues:
200 South Orange Avenue
Orlando, Florida  32801

Telecopier No.:                     (407) 237-4253
Telephone No.:                      (407) 237-4299
Attention:                          David Miller


Notice Address for Administrative, Operations and Other Issues:
200 South Orange Avenue
Orlando, Florida  32801

Telecopier No.:                     (407) 237-4253
Telephone No.:                      (407) 237-5209
Attention:                          Debbie Torres

MELLON BANK, N.A.                                      $3,500,000

Domestic Lending Office:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258


Eurodollar Lending Office:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258


Notice Address for Credit Related Issues:
1735 Market Street
Philadelphia, PA  19103

Telecopier No.:                     (215) 553-4899
Telephone No.:                      (215) 553-2906
Attention:                          David B. Crawford


Notice Address for Administrative, Operations and Other Issues:
One Mellon Bank Center
Room 4440
Pittsburgh, PA  15258

Telecopier No.:                     (412) 236-2027
Telephone No.:                      (412) 234-4749
Attention:                          Carol Bufalini

THE LONG-TERM CREDIT BANK OF                                $3,500,000
  JAPAN, LTD., NEW YORK BRANCH

Domestic Lending Office:
165 Broadway
New York, New York  10006


Eurodollar Lending Office:
165 Broadway
New York, New York  10006


Notice Address for Credit Related Issues:
Telecopier No.:                     (212) 608-2371
Telephone No.:                      (212) 335-4561
Attention:                          Jeffrey L. Kaufman


Notice Address for Administrative, Operations and Other Issues:
Telecopier No.:                     (212) 608-3452
Telephone No.:                      (212) 335-4801
Attention:                          Robert Pacifici

FIRST NATIONAL BANK OF MARYLAND                              $3,500,000

Domestic Lending Office:
25 South Charles Street, 18th Floor
Baltimore, MD  21201


Eurodollar Lending Office:
25 South Charles Street, 18th Floor
Baltimore, MD  21201


Notice Address for Credit Related Issues:
25 South Charles Street, 18th Floor
Baltimore, MD  21201

Telecopier No.:                     (410) 244-4920
Telephone No.:                      (410) 244-4350
Attention:                          Timothy A. Knabe


Notice Address for Administrative, Operations and Other Issues:
25 South Charles Street, 18th Floor
Baltimore, MD  21201

Telecopier No.:                     (410) 244-4920
Telephone No.:                      (410) 244-4051
Attention:                          Darla Holbrook

RIGGS BANK N.A.                                       $3,500,000

Domestic Lending Office:
808 17th Street N.W.
10th Floor
Washington, DC  20006


Eurodollar Lending Office:
808 17th Street N.W.
10th Floor
Washington, DC  20006


Notice Address for Credit Related Issues:
808 17th Street N.W.
10th Floor
Washington, DC  20006

Telecopier No.:                     (202) 835-5977
Telephone No.:                      (202) 835-5105
Attention:                          David Olson


Notice Address for Administrative, Operations and Other Issues:
808 17th Street N.W.
10th Floor
Washington, DC  20006

Telecopier No.:                     (202) 835-5977
Telephone No.:                      (202) 835-5136
Attention:                          Mamduh Abutaa

CITIBANK, N.A.                                       $3,500,000

Domestic Lending Office:
399 Park Avenue
New York, New York  10043


Eurodollar Lending Office:
399 Park Avenue
New York, New York  10043


Notice Address for Credit Related Issues:
399 Park Avenue
New York, New York  10043

Telecopier No.:                     (212) 793-6873
Telephone No.:                      (212) 559-8564
Attention:                          Eric Huttner


Notice Address for Administrative, Operations and Other Issues:
2 Penns Way
New Castle, Delaware 19702

Telecopier No.:                     (302) 894-6120
Telephone No.:                      (302) 894-6010
Attention:                          Annmarie Pavco

BANK OF MONTREAL                                              $3,500,000

Domestic Lending Office:
430 Park Avenue
New York, New York  10022


Eurodollar Lending Office:
430 Park Avenue
New York, New York  10022


Notice Address for Credit Related Issues:
430 Park Avenue
New York, New York  10022

Telecopier No.:                     (212) 605-1621
Telephone No.:                      (212) 605-1664
Attention:                          Sarah Kim

Telecopier No.:                     (212) 605-1621
Telephone No.:                      (212) 605-1426
Attention:                          Allegra Griffths


Notice Address for Administrative, Operations and Other Issues:
115 South LaSalle Street
Chicago, Illinois  60603

Telecopier No.:                     (312) 750-4345
Telephone No.:                      (312) 750-3722
Attention:                          Nilda Diaz

THE INDUSTRIAL BANK                                           $3,500,000
  OF JAPAN, LIMITED

Domestic Lending Office:
1251 Avenue of the Americas
New York, New York  10020-1104


Eurodollar Lending Office:
1251 Avenue of the Americas
New York, New York  10020-1104


Notice Address for Credit Related Issues:
1251 Avenue of the Americas
New York, New York  10020-1104

Telecopier No.:                     (212) 282-4490
Telephone No.:                      (212) 282-3515
Attention:                          Christian Gioidano, Assistant Vice President


Notice Address for Administrative, Operations and Other Issues:
1251 Avenue of the Americas
New York, New York  10020-1104

Telecopier No.:                     (212) 282-4480
Telephone No.:                      (212) 282-4060
Attention:                          A. Kawai

COOPERATIEVE CENTRALE RAIFFEISEN--                             $3,500,000
  BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND",
  NEW YORK BRANCH

Domestic Lending Office:
245 Park Avenue
New York, New York  10167


Eurodollar Lending Office:
245 Park Avenue
New York, New York  10167


Notice Address for Credit Related Issues:
300 South Wacker Drive
Suite 3500
Chicago, Illinois  60606

Telecopier No.:                     (312) 786-0052
Telephone No.:                      (312) 408-8253
Attention:                          Alan E. McLintock

245 Park Avenue
New York, New York 10167

Telecopier No.:                     (212) 916-78
Telephone No.:                      (212) 808-2513
Attention:                          Andrew Sherman

Notice Address for Administrative, Operations and Other Issues:
Corporate Services
245 Park Avenue
New York, New York 10167

Telecopier No.:                     (212) 916-7930
Telephone No.:                      (212) 916-7845
Attention:                          Debra Rivers

DRESDNER BANK AG NEW YORK                        $3,500,000
  AND GRAND CAYMAN BRANCHES

Domestic Lending Office:
75 Wall Street
New York, New York  10005-2889


Eurodollar Lending Office:
75 Wall Street
New York, New York  10005-2889


Notice Address for Credit Related Issues:
75 Wall Street
New York, New York  10005-2889

Telecopier No.:                     (212) 429-2129
Telephone No.:                      (212) 429-2252
Attention:                          Robert Grella


Notice Address for Administrative, Operations and Other Issues:
75 Wall Street
New York, New York  10005-2889

Telecopier No.:                     (212) 429-2130
Telephone No.:                      (212) 429-2288
Attention:                          Laura Lam

CORESTATES BANK, NA                                  $3,500,000

Domestic Lending Office:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103


Eurodollar Lending Office:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103


Notice Address for Credit Related Issues:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103

Telecopier No.:                     (215) 786-7721
Telephone No.:                      (215) 786-4321
Attention:                          Elizabeth Elmore


Notice Address for Administrative, Operations and Other Issues:
1333 Chestnut Street
FC 1-8-11-28
Philadelphia, PA  19103

Telecopier No.:                     (215) 786-4313
Telephone No.:                      (215) 786-7721
Attention:                          Mary Lockhart

THE DAI-ICHI KANGYO BANK, LTD.                                $3,500,000

Domestic Lending Office:
1 World Trade Center, Suite 4911
New York, New York  10048


Eurodollar Lending Office:
1 World Trade Center, Suite 4911
New York, New York  10048


Notice Address for Credit Related Issues:
1 World Trade Center, Suite 4911
New York, New York  10048

Telecopier No.:                     (212) 524-0579
Telephone No.:                      (212) 432-8748
Attention:                          Nancy Stengel


Notice Address for Administrative, Operations and Other Issues:
1 World Trade Center, Suite 4911
New York, New York  10048

Telecopier No.:                     (212) 432-0194
Telephone No.:                      (212) 432-8441
Attention:                          Christine Dell'Aira

THE BANK OF TOKYO-MITSUBISHI                                  $3,500,000
  TRUST COMPANY

Domestic Lending Office:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104


Eurodollar Lending Office:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104


Notice Address for Credit Related Issues:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104

Telecopier No.:                     (212) 782-4935
Telephone No.:                      (212) 782-4310
Attention:                          Emile Elnems


Notice Address for Administrative, Operations and Other Issues:
1251 Avenue of the Americas, 12th Fl.
New York, New York  10020-1104

Telecopier No.:                     (212) 766-3127
Telephone No.:                      (201) 413-8570
Attention:                          Rolando Uy

ROYAL BANK OF CANADA                                          $3,500,000

Domestic Lending Office:
Financial Square, 23rd Floor
New York, New York  10005


Eurodollar Lending Office:
Financial Square, 23rd Floor
New York, New York  10005


Notice Address for Credit Related Issues:
Financial Square, 23rd Floor
New York, New York  10005

Telecopier No.:                     (212) 428-6460
Telephone No.:                      (212) 428-6552
Attention:                          Andy Cozewith


Notice Address for Administrative, Operations and Other Issues:
Financial Square, 23rd Floor
New York, New York  10005

Telecopier No.:                     (212) 428-2372
Telephone No.:                      (212) 428-6321
Attention:                          Jewel Haines

MORGAN GUARANTY TRUST                                         $3,500,000
  COMPANY OF NEW YORK

Domestic Lending Office:
60 Wall Street
New York, New York  10260-0060


Eurodollar Lending Office:
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
500 Stanton Christina Road, 3rd Floor
Newark, Delaware  19713


Notice Address for Credit Related Issues:
60 Wall Street
New York, New York  10260-0060

Telecopier No.:                     (212) 648-5014
Telephone No.:                      (212) 648-4833
Attention:                          David Fox


Notice Address for Administrative, Operations and Other Issues:
Nassau Bahamas Office
c/o J.P. Morgan Services, Inc.
500 Stanton Christina Road, 3rd Floor
Newark, Delaware  19713

Telecopier No.:                     (302) 634-1094
Telephone No.:                      (302) 634-4218
Attention:                          Mark Connor

CREDIT LYONNAIS                                               $3,500,000
  NEW YORK BRANCH

Domestic Lending Office:
1301 Avenue of the Americas
18th Floor
New York, New York  10019


Eurodollar Lending Office:
1301 Avenue of the Americas
18th Floor
New York, New York  10019


Notice Address for Credit Related Issues:
1301 Avenue of the Americas
18th Floor
New York, New York  10019

Telecopier No.:                     (212) 261-3288
Telephone No.:                      (212) 261-7852
Attention:                          Mark Thorsheim


Notice Address for Administrative, Operations and Other Issues:
1301 Avenue of the Americas
18th Floor
New York, New York  10019

Telecopier No.:                     (212) 261-3318
Telephone No.:                      (212) 261-7741
Attention:                          Debbie Vellozzi

THE FUJI BANK, LIMITED,                                       $3,500,000
  NEW YORK BRANCH

Domestic Lending Office:
2 World Trade Center, 79th Floor
New York, New York  10048


Eurodollar Lending Office:
2 World Trade Center, 79th Floor
New York, New York  10048


Notice Address for Credit Related Issues:
2 World Trade Center, 79th Floor
New York, New York  10048

Telecopier No.:                     (212) 898-2399
Telephone No.:                      (212) 898-2082
Attention:                          Mark Gronich

Telecopier No.:                     (212) 898-2399
Telephone No.:                      (212) 898-2061
Attention:                          Brian Carlson


Notice Address for Administrative, Operations and Other Issues:
2 World Trade Center, 79th Floor
New York, New York  10048

Telecopier No.:                     (212) 488-8216
Telephone No.:                      (212) 898-2099
Attention:                          Tina Catapano

CAISSE NATIONALE DE CREDIT AGRICOLE        $3,500,000

Domestic Lending Office:
55 East Monroe Street, Suite 47
Chicago, Illinois 60603

Eurodollar Lending Office:
55 East Monroe Street, Suite 47
Chicago, Illiois 60603

Notice Address for Credit Related Issues:
520 Madison Avenue
New York, New York  10022

Telecopier No.:                     (212) 418-2228
Telephone No.:                      (212) 418-2217
Attention:                          John McCloskey


Notice Address for Administrative, Operations and Other Issues:
55 E. Monroe Street, Suite 4700
Chicago, Illinois  60603

Telecopier No.:                     (312) 372-4421
Telephone No.:                      (312) 917-7420
Attention:                          Karen Bergstrom

                                                                   Schedule 1.02


                           FORM OF NOTICE OF BORROWING



[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]


Date:


Ladies and Gentlemen:


         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:

           Type of Loan1                                         Amount

  ---------------------------------                         --------------

  ---------------------------------                         --------------

  ---------------------------------                         --------------



         [Please disburse the proceeds of the Loans by [insert requested method of disbursement]].2

         The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of Section 1.02 of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]3 (i) each Loan Document Representation and Warranty is true and correct in all material respects at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m.

(New York time) on the Business Day before the requested date for the making of the Loans) will be true and correct in all material respects at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default, including a Default under Section 4.15 or 4.16 (other than a Default meeting the requirements of the parenthetical provision set forth in Section 2.02(c) of the Credit Agreement), has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Loans) no Default (other than a Default meeting the requirements of the parenthetical provision set forth in Section 2.02(c) of the Credit Agreement) will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.


                             COMCAST CELLULAR COMMUNICATIONS, INC.


                             By:
                             Name:
                             Title:






1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

2. Include and complete this sentence if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of the Borrower at the Administrative Agent's Office.

3. If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                           Schedule 1.03(c)(iv)


                  FORM OF NOTICE OF CONVERSION OR CONTINUATION


[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:

                  Loans to be                                             Converted or
         Converted or Continued                                          Continued Loans


                            Last Day of                                            Date of
       Type                   Current                                           Conversion or             Type
     of Loan1             Interest Period            Amount                      Continuation           of Loan1           Amount

    ---------             ---------------           --------                     ------------           --------           -------

    ---------             ---------------           --------                     ------------           --------           -------

    ---------             ---------------           --------                     ------------           --------           -------


                             COMCAST CELLULAR COMMUNICATIONS, INC.


                             By:
                             Name:
                             Title:


1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                                  Schedule 1.05


                          FORM OF NOTICE OF PREPAYMENT


[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

                                   Last Day of
                                     Current
   Type of Loan1                 Interest Period                       Amount








                             COMCAST CELLULAR COMMUNICATIONS, INC.


                             By:
                             Name:
                             Title:





1. Specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                               Schedule 2.01(a)


                   FORM OF CERTIFICATE AS TO RESOLUTIONS, ETC.

                              [NAME OF LOAN PARTY]

             I, ________________, [Secretary/Assistant Secretary/Responsible Officer] of [NAME OF LOAN PARTY], a __________ corporation (the "Company"), hereby certify, pursuant to Section 2.01(a) of the Credit Agreement (the "Credit Agreement"), dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Credit Agreement):

             1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


       Name                         Office                   Signature

[                  ]       [                   ]

[                  ]       [                   ]

[                  ]       [                   ]


             2. Attached as Annex A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

             3. [List the Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are substantially in the forms thereof approved by the Board of Directors of the Company, except for such changes as have been approved by the officer or officers of the Company executing such documents.

             4. There has been no amendment to the certificate of incorporation of the Company since __________.

             5. Attached as Annex B is a true and correct copy of the by-laws of the Company as in effect on ________, 1997 and at all subsequent times to and including the date hereof.

             IN WITNESS WHEREOF, I have signed this certificate this __ day of _____, 1997.



                                                By: ____________________________
                                                Name:
                                                Title:


             I, __________, __________ of the Company, hereby certify that __________ has been duly elected or appointed and has been duly qualified as, and on this day is, [Secretary/Assistant Secretary/Responsible Officer] of the Company, and the signature in paragraph 1 above is such individual's genuine signature.

             IN WITNESS WHEREOF, I have signed this certificate this __ day of ___, 1997.



                                                By: ____________________________
                                                Name:
                                                Title:

                                                              Schedule 2.01(d)-1


                         FORM OF OPINION OF COUNSEL FOR
                     THE BORROWER AND EACH OTHER LOAN PARTY

                     [Letterhead of Drinker, Biddle & Reath]

                           ___________________, 1997

To  the Banks party to the Credit
    Agreement referred to below
    on the date hereof and
    Toronto Dominion (Texas), Inc., as
    Administrative Agent.

Re:      Comcast Cellular Communications, Inc./Communications
         Corporation/Comcast Financial Corporation

Ladies and Gentlemen:

         We have acted as special counsel to Comcast Cellular Communications, Inc., a Delaware corporation (the "Company"), Comcast Corporation, a Pennsylvania corporation ("Comcast") and Comcast Financial Corporation, a Delaware corporation ("Comcast Financial"), in connection with the execution and delivery of the $100,000,000.00 Credit Agreement dated as of __________________, 1997 (the "Credit Agreement"), among (A) the Company, (B) each of the banks which is a signatory thereto (individually a "Bank" and, collectively, the "Banks"), (C) The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association, and The Toronto-Dominion Bank, as Arranging Agents, and (D) Toronto Dominion (Texas), Inc., as Administrative Agent. This opinion is being delivered to you pursuant to Section 2.01(d) of the Credit Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (hereinafter, those documents, together with the Exhibits and Schedules appended thereto or referred to therein, are collectively referred to as the "Loan Documents"):

          (1)  the Credit Agreement;

          (2)  the Notes delivered on the date hereof;

          (3)  the Affiliate Subordination Agreement; and

          (4)  the Company's officer's certificate delivered pursuant to
               Section 2.01(a) of the Credit Agreement.

In addition, we have examined such corporate records (consisting of Certificates or Articles of Incorporation, by-laws and resolutions respecting the subject transactions) of the Company, Comcast and Comcast Financial (individually, a "Loan Party" and collectively, the "Loan Parties"), the originals, or copies certified to our satisfaction, of certificates of public officials, including without limitation, W a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for the Company (the "Company Good Standing Certificate"), (ii) a Subsistence Certificate issued by the Office of the Secretary of the Commonwealth of Pennsylvania on October 9, 1997 for Comcast (the "Comcast Good Standing Certificate"), and a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for Comcast Financial (the "Comcast Financial Good Standing Certificate") and such other agreements, documents and instruments as we have deemed appropriate as the basis for the opinions hereinafter set forth.

         In all cases, we have assumed the genuineness of all signatures (other than those of the signatures of officers of the Loan Parties on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of documents submitted to us as copies. As to questions of fact material to this opinion, we have relied with your permission upon the accuracy of the representations and warranties made by the parties in the Loan Documents and of certificates and other comparable documents of appropriate officers and representatives of the Loan Parties and upon certificates of public officials. We have not undertaken any independent investigation of factual matters.

         Opinions of separate counsel of the Loan Parties are being delivered to you under Section 2.01(d) of the Credit Agreement contemporaneously herewith with respect to, among other things, the corporate status and power of Comcast, the Company and Comcast Financial, as applicable; the authorization, execution and delivery of documents by Comcast, the Company and Comcast Financial, as applicable; the absence of conflict with (a) the charter or by-laws of Comcast, the Company and Comcast Financial, as applicable or (b) certain laws, orders or agreements; the absence of certain litigation; and certain regulatory matters. In rendering the opinions herein, we have assumed, without investigation, the accuracy of such other opinions and we express no opinion with respect to any such matters.

         In addition, in rendering the opinions set forth herein, we have assumed (except to the extent specifically opined on below with respect to certain Loan Parties) without investigation, with respect to all of the documents referred to in this opinion letter and the transactions contemplated therein, that:

                   (A) each party to such documents and transactions (1) has satisfied and will satisfy those legal requirements that are applicable to it to the extent necessary to make such documents enforceable against it and (2) has complied and will comply with all legal requirements pertaining to its status as such status relates to its rights to enforce the documents; and

                   (B) the execution, delivery and performance in accordance with their respective terms by each of the parties of the Loan Documents to which it is a party do not and will not (1) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or -(2) violate or conflict with, result in a breach of, or constitute a default under (a) any Contract to which any of such parties may be bound or (b) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

         When we state herein that matters are to our "knowledge," we mean that we have no actual knowledge of facts which are contrary to the opinion rendered, without having undertaken independent investigation or verification of any such facts. The words "actual knowledge,, mean the conscious attention to such information by the Primary Lawyer Group. The phrase "Primary Lawyer Group" includes only attorneys who are currently members of or employed by this firm who have been involved in the preparation of this letter and such other attorneys as have been involved in the representation of the Loan Parties in connection with the transaction that is the subject of this letter.

         Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, in our opinion:

         1. The Company is a corporation validly existing and, based solely on the Company Good Standing Certificates, in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         2. Comcast is a corporation validly existing and, based solely on the Comcast Good Standing Certificates, is subsisting under the laws of the Commonwealth of Pennsylvania. Comcast has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         3. Comcast Financial is a corporation validly existing and, based solely on the Comcast Financial Good Standing Certificates, in good standing under the laws of the State of Delaware. Comcast Financial has the corporate power and authority to own its properties and to conduct its business as, to the best of our knowledge, it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents.

         4. The execution, delivery and performance by the Company of the Loan Documents to which it is a party and the borrowings by the Company under the Credit Agreement (A) have been duly authorized by all necessary corporate action on the part of the Company and (B) do not violate the Certificate of Incorporation or bylaws of the Company. Each of the Loan Documents to which the Company is a party (X) has been duly executed and delivered by the Company and
(Y) constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

         5. The execution, delivery and performance by Comcast of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast. Each of the Loan Documents to which Comcast is a party has been duly executed and delivered by Comcast and constitutes a legal, valid and binding obligation of Comcast enforceable against it in accordance with its terms.

         6. The execution, delivery and performance by Comcast Financial of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast. Each of the Loan Documents to which Comcast Financial is a party has been duly executed and delivered by Comcast Financial and constitutes a legal, valid and binding obligation of Comcast Financial enforceable against it in accordance with its terms.

         7. Neither the Company nor any of its Restricted Subsidiaries is (A) an "investment company" within the meaning of the Investment Company Act of 1940, or (B) a "holding company or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Company Act of 1935, as amended.

         8. Assuming the Company does not use the proceeds of the loans provided in the Credit Agreement to purchase "margin securities" or "margin stock" within the meanings of Regulations

G, T, U, or X of the Federal Reserve Board and that any debt which is refinanced with such proceeds did not constitute a "purpose credit" or "purpose loan" within the meaning of such regulations, the Company's execution and performance of the Loan Documents will not violate such regulations.

         9. The obligations of the Company under the Loan Documents to which the Company is a party are within the definitions of "Senior obligations" contained in the Affiliate Subordination Agreement.

         The opinions set forth above are subject to the following qualifications and limitations:

                   (A) We have assumed the legal capacity of all individuals executing any of the Loan Documents.

                   (B) The validity and enforceability of the Loan Documents are subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors, rights generally (including those relating to fraudulent conveyances and transfers), principles of equity and to the equitable discretion of courts, whether in proceedings at law or in equity.

                   (C) We express no opinion as to the enforceability of any provisions in any Loan Document imposing penalties, forfeitures, late payment charges, prepayment premiums, attorneys, commissions, or an increase in interest rate upon the occurrence of a default or an event of default.

                   (D) Requirements in any Loan Document specifying that provisions therein may only be waived in writing may be unenforceable if an oral agreement modifying provisions of those documents has been performed.

                   (E) We express no opinion as to the enforceability of provisions contained in any Loan Document which purport to constitute or provide for the waiver and release of any rights, claims, defenses, counterclaims or remedies of the Loan Parties, including, without limitation, the waiver and release of (1) the benefit of statutes of limitation or moratoria, (2) errors, defects and imperfections in proceedings, service of process or the establishment of jurisdiction, (3) the benefits of any stay of execution, exemption from service of process or extension of time for payment, (4) the benefits of laws requiring the marshalling of assets or election of remedies, and (5) the benefits of laws, regulations or judicial decisions exempting certain property and/or proceeds from execution, attachment, levy or sale.

                  (F) We express no opinion concerning the financial condition or solvency of the Loan Parties, nor do we express any opinion concerning the effect of any action, suit, proceeding, litigation or transaction (including, without limitation, the transactions contemplated in the Credit Agreement) upon either (1) the financial condition of any of the Loan Parties or (2) any financial covenants which the Loan Parties may have agreed to in the Loan Documents or any other instrument executed and delivered in connection with the transactions contemplated in the Credit Agreement or any other transaction.

                   (G) No opinion is expressed as to the enforceability of any of the following kinds of provisions in the Loan Documents: (1) provisions for self-help except as permitted by applicable law; (2) provisions which purport to establish evidentiary standards; (3) provisions relating to the non-waiver of your rights, discharge or waiver of defenses, liquidated damages, or ratification of creditors' actions without consent of the Loan Parties or any person secondarily liable; (4) provisions in the Loan Documents purporting to waive statutory, constitutional or equitable rights which cannot by applicable law be waived; (5) provisions containing powers of attorney or waiving commercial reasonableness; (6) provisions which purport to retain a claim against a guarantor where the primary debtor has been released; (7) provisions for post-judgment interest in excess of the "legal rate" permitted on judgments in Pennsylvania; (8) provisions which purport to create obligations to indemnify you, except as permitted by applicable law; (9) provisions imposing penalties, forfeitures, or (to the extent deemed to constitute penalties) increases in interest rate upon the occurrence of a default or an event of default, provided that the inclusion of such provisions does not affect the validity of the other provisions of the Loan Documents.

                  (H) Pennsylvania law prohibits the imposition of interest at a rate in excess of 25% per annum unless otherwise authorized by law. We express no opinion concerning-the effect on the Loan Documents if (1) increases in the interest rates as provided in the Loan Documents or (2) any fees, costs, charges or expenses, in addition to the interest charged at the rates recited in the Loan Documents cause the effective rate of interest payable under the Loan Documents to increase to a rate in excess of 25% per a

                  (1) We express no opinion concerning the laws of any jurisdiction other than the law of the Commonwealth of Pennsylvania, the federal law of the United States of America and with respect to the opinions in paragraph 1 hereof and the opinions in subparagraph 4(A) and 4(X), the General Corporate Law of Delaware. In that connection, we note that the Loan Documents provide that they are governed by the laws of the State of New York. We are not expert regarding those laws and express no opinion about them. With your permission, we have assumed, solely for purposes of this opinion, that the Loan Documents will be governed by the laws of the Commonwealth of Pennsylvania notwithstanding their express terms. We express no opinion concerning what law will actually govern the Loan Documents or concerning the effectiveness of any choice of law provision in the Loan Documents. Further, we express no opinion concerning (1) the effects of any local law and regulation, or (2) federal or state laws, rules or regulations governing securities, antitrust or unfair competition, compliance with fiduciary duty, environmental liability, or any aspect of the communications business.

         This opinion is intended for the sole benefit of the Administrative Agent and the Banks only in connection with the transactions contemplated by the Loan Documents and may not be disclosed to, quoted from or relied upon by any other person for 'any purpose, except that future holders of the Notes may rely on this opinion and you and such future holders may make the opinion available for inspection by regulatory authorities having jurisdiction over your affairs. This opinion is rendered as of the date hereof, is based upon and relies upon the current status of law and in all respects is subject to and may be limited by future legislation, as well as future case law. We assume no responsibility to advise you as to any matters after the date hereof.

                                        Very truly yours,

                                        DRINKER BIDDLE & REATH LLP

                                                              Schedule 2.01(d)-2


                         FORM OF OPINION OF COUNSEL FOR
                     THE BORROWER AND EACH OTHER LOAN PARTY

                         [Letterhead of Arthur R. Block]

                           ____________________, 1997

To the Banks party to the Credit
 Agreement referred to below
 on the date hereof and
 Toronto Dominion (Texas), Inc., as
 Administrative Agent.


Re:      Comcast Cellular Communications, Inc./ Comcast
         Corporation/Comcast Financial Corporation

Ladies and Gentlemen:

         I am Senior Deputy General Counsel of Comcast Corporation, a Pennsylvania corporation ("Comcast"), Comcast Cellular Communications, Inc., a Delaware corporation (the "Company") and Comcast Financial Corporation, a Delaware corporation ("Comcast Financial") and, as such am familiar with the $100,000,000.00 Credit Agreement dated as of ___________________, 1997 (the
"Credit Agreement"), among (A) the Company, (B) each of the banks which is a signatory thereto (individually a "Bank" and, collectively, the "Banks"), (C) The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents and Toronto Dominion (Texas), Inc., as Administrative Agent. This opinion is being delivered to you pursuant to Section 2.01(d) of the Credit Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the following documents (hereinafter, those documents, together with the Exhibits and Schedules appended thereto or referred to therein, are collectively referred to as the "Loan Documents"):

               (1)  the Credit Agreement;

               (2)  the Notes delivered on the date hereof;

               (3)  the Affiliate Subordination Agreement; and

               (4)  the Company's officer's certificate delivered pursuant to
                    Section 2.01(a) of the Credit Agreement.

In addition, I have examined such corporate records (consisting of Certificates or Articles of Incorporation, by-laws and resolutions respecting the subject transactions) of Comcast, the Company and Comcast Financial (individually, a "Loan Party" and collectively, the "Loan Parties"), the originals, or copies certified to my satisfaction, of certificates of public officials, including without limitation, (i) a Subsistence Certificate issued by the Office of the Secretary of the Commonwealth of Pennsylvania on October 9, 1997 for Comcast (the "Comcast Good Standing Certificate"), (ii) a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for the Company the "Company Good Standing Certificate") and (iii) a Certificate of Good Standing issued by the Secretary of State of the State of Delaware on October 10, 1997 for Comcast Financial (the "Comcast Financial Good Standing Certificate") and such other agreements, documents and instruments as I have deemed appropriate as the basis for the opinions hereinafter set forth.

         In all cases, I have assumed the genuineness of all signatures (other than those of the signatures of officers of the Loan Parties on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of documents submitted to us as copies. As to questions of fact material to this opinion, I have relied with your permission upon the accuracy of the representations and warranties made by the parties in the Loan Documents and of certificates and other comparable documents of appropriate officers and representatives of the Loan Parties and upon certificates of public officials. I have not undertaken any independent investigation of factual matters.

                  In addition, in rendering the opinions set forth herein, I have assumed (except to the extent specifically opined on below with respect to certain Loan Parties) without investigation, with respect to all of the documents referred to in this opinion letter and the transactions contemplated therein, that:

                   (A) each party to such documents and transactions (1) has satisfied and will satisfy those legal requirements that are applicable to it to the extent necessary to make such documents enforceable against it and (2) has complied and will comply with all legal requirements pertaining to its status as such status relates to its rights to enforce the documents; and

                   (B) the execution, delivery and performance in accordance with their respective terms by each of the parties of the Loan Documents to which it is a party do not and will not (1) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (2) violate or conflict with, result in a breach of, or constitute a default under any Contract to which any of such parties may be bound or (3) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

         Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, in my opinion:

         1. The Company is a corporation validly existing and, based solely on the Company Good Standing Certificate, in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, the Company is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         2. Comcast is a corporation validly existing and, based solely on the Comcast Good Standing Certificate, subsisting under the laws of the Commonwealth of Pennsylvania and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, Comcast is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         3. Comcast Financial is a corporation validly existing and, based solely on the Comcast Financial Good Standing Certificate, in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as it is now conducted, and to consummate the loan transactions contemplated by the Loan Documents. To my knowledge, Comcast Financial is not required to be qualified as a foreign corporation or authorized to do business in any other jurisdiction; provided that this opinion only speaks to the extent that the failure to obtain any such qualification or authorization would have a Materially Adverse Effect on the Company and the Restricted Subsidiaries taken as whole.

         4. The execution, delivery and performance by the Company of the Loan Documents to which it is a party and the borrowings under the Credit Agreement
(A) have been duly authorized by all necessary corporate action on the part of the Company and (B) do not violate the Certificate of Incorporation or by-laws of the Company. Each of the Loan Documents to which the Company is a party (X) has been duly executed and delivered by the Company and (Y) constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

         5. The execution, delivery and performance by Comcast of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast and do not violate the Articles of incorporation or bylaws of Comcast. Each of the Loan Documents to which Comcast is a party has been duly executed and delivered by Comcast and constitutes a legal, valid and binding obligation of Comcast enforceable against it in accordance with its terms.

         6. The execution, delivery and performance by Comcast Financial of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Comcast Financial and do not violate the Certificate of Incorporation or by-laws of Comcast Financial. Each of the Loan

Documents to which Comcast Financial is a party has been duly executed and delivered by Comcast Financial and constitutes a legal, valid and binding obligation of Comcast Financial enforceable against it in accordance with its terms.

         7. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which each of them is a party in accordance with their respective terms and each borrowing thereunder do not and (absent any change after the date hereof in any Applicable Law (as hereinafter defined) or applicable Contract) will not (A) require any Governmental Approval under Applicable Law or any other material consent or approval, other than Governmental Approvals and other consents and approvals that have been obtained and are in full force and effect or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Company or any Restricted Subsidiary under, (1) any Contract to which any Loan Party is a party or by which any Loan Party or any of their respective properties may be bound, or any Applicable Law, except I render no opinion as to any such violations, breaches or defaults of or under Contracts or Applicable Law, if in the case of Contracts, both (a) such Contract is not expressly identified or contemplated in the Credit Agreement or in any other Loan Document and (b) no Loan Party is party thereto, or, if in the case of Applicable Law, such Applicable Law is not applicable to any of the Loan Parties, which could not reasonably be expected to expose any Agent or Bank to any liability, loss, cost or expense, and which, either alone or in conjunction with all other such violations, breaches or defaults, could not have a Materially Adverse Effect on W the Company and the Restricted Subsidiaries taken as a whole, or (ii) any Loan Document. As used herein, "Applicable Law" shall mean those statutes and regulations of the Commonwealth of Pennsylvania, Delaware General Corporate Law and the Federal law of the United States of America which, if violated, would subject the Loan Parties to a fine, penalty or other similar sanction or would materially impair any material rights or remedies explicitly provided to the Agents and the Banks in the Loan Documents, and which a Pennsylvania lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the Loan Parties, the subject loan transaction or both, provided, however, Applicable Law shall not include reference to any law, including Federal law, governing communications or securities regulation.

         8. 1 confirm to you that, except as set forth on Schedule 3.04 of the Credit Agreement, to my knowledge, there are no lawsuits or other proceedings pending or threatened against or affecting (A) the Company or any of its Subsidiaries, or any of their respective properties or businesses, or (B) any Loan Documents, before any court or arbitrator of any kind or by or before any governmental or non-governmental body, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (1) the Company and the Restricted Subsidiaries taken as a whole, or (2) any Loan Document.

         The opinions set forth above are subject to the following qualifications and limitations:

                  (A) I have assumed the legal capacity of all individuals executing any of the Loan Documents.

                  (B) The validity and enforceability of the Loan Documents are subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally (including those relating to fraudulent conveyances and transfers), principles of equity and to the equitable discretion of courts, whether in proceedings at law or in equity.

                  (C) I express no opinion as to the enforceability of any provisions in any Loan Document imposing penalties, forfeitures, late payment charges, prepayment premiums, attorneys' commissions, or an increase in interest rate upon the occurrence of a default or an event of default.

                  (D) Requirements in any Loan Document specifying that provisions therein may only be waived in writing may be unenforceable if an oral agreement modifying provisions of those documents has been performed.

                  (E) I express no opinion as to the enforceability of provisions contained in any Loan Document which purport to constitute or provide for the waiver and release of any rights, claims, defenses, counterclaims or remedies of the Loan Parties, including, without limitation, the waiver and release of (1) the benefit of statutes of limitation or moratoria, (2) errors, defects and imperfections in proceedings, service of process or the establishment of jurisdiction, (3) the benefits of any stay of execution, exemption from service of process or extension of time for payment, (4) the benefits of laws requiring the marshalling of assets or election of remedies, and (5) the benefits of laws, regulations or judicial decisions exempting certain property and/or proceeds from execution, attachment, levy or sale.

                   (F) I express no opinion concerning the financial condition or solvency of the Loan Parties, nor, except as provided in paragraph 6 above, do we express any opinion concerning the effect of any action, suit, proceeding, litigation or transaction (including, without limitation, the transactions contemplated in the Credit Agreement) upon either (1) the financial condition of any of the Loan Parties or (2) any financial covenants which the Loan Parties may have agreed to in the Loan Documents or any other instrument executed and delivered in connection with the transactions contemplated in the Credit Agreement or any other transaction.

                   (G) No opinion is expressed as to the enforceability of any of the following kinds of provisions in the Loan Documents: (1) provisions for self-help except as permitted by applicable law; (2) provisions which purport to establish evidentiary standards; (3) provisions relating to the non-waiver of your rights, discharge or waiver of defenses, liquidated damages, or ratification of creditors' actions without consent of the companies or any person secondarily liable; (4) provisions in the Loan Documents purporting to waive statutory, constitutional or equitable rights which cannot by applicable law be waived; (5) provisions containing powers of attorney or waiving commercial reasonableness; (6) provisions which purport to retain a claim against a guarantor where the primary debtor has been released; (7) provisions for post-judgment interest in excess of the "legal rate" permitted on judgments in Pennsylvania; (8) provisions which purport to create obligations to indemnify you, except as permitted by applicable law; (9) provisions imposing penalties, forfeitures, or (to the extent deemed to constitute penalties) increases in interest rate upon the occurrence of a default or an event of default provided that the inclusion of such provisions does not affect the validity of the other provisions of the Loan Documents.

                   (H) Pennsylvania law prohibits the imposition of interest at a rate in excess of 25% per annum unless otherwise authorized by law. We express no opinion concerning the effect on the Loan Documents if (1) increases in the interest rates as provided in the Loan Documents or (2) any fees, costs, charges or expenses, in addition to the interest charged at the rates recited in the Loan Documents cause the effective rate of interest payable under the Loan Documents to increase to a rate in excess of 25% per annum.

                   (I) I express no opinion concerning the laws of any jurisdiction other than the law of the Commonwealth of Pennsylvania, the federal law of the United States of America and, with respect to the opinions in the first sentence of paragraph 1 hereof and the opinions in Subparagraph 3(A) and 3(X), the law of Delaware. In that connection, we note that the Loan Documents provide that they are governed by the laws of the State of New York. I am not expert regarding those laws and express no opinion about them. With your permission, I have assumed, solely for purposes of this opinion, that the Loan Documents will be governed by the laws of the Commonwealth of Pennsylvania notwithstanding their express terms. I express no opinion concerning what law will actually govern the Loan Documents or concerning the effectiveness of any choice of law provision in the Loan Documents. Further, I express no opinion concerning (1) the effects of any local law and regulation, or (2) federal or state laws, rules or regulations governing securities, antitrust or unfair competition, compliance with fiduciary duty, environmental liability, or any aspect of the communications business.

         This opinion is intended for the sole benefit of the Administrative Agent and the Banks only in connection with the transactions contemplated by the Loan Documents and may not be disclosed to, quoted from or relied upon by any other person for any purpose, except that future holders of the Notes may rely on this opinion and you and such future holders may make the opinion available for inspection by regulatory authorities having jurisdiction over your affairs. This opinion is rendered as of the date hereof, is based upon and relies upon the current status of law and in all respects is subject to and may be limited by future legislation, as well as future case law. I assume no responsibility to advise you as to any matters after the date hereof.

                                        Very truly yours,

                                        Arthur R. Block
                                        Senior Deputy General Counsel

                                                                Schedule 2.01(e)


                           FORM OF OPINION OF SPECIAL
                          FCC COUNSEL FOR THE BORROWER

                  [Letterhead of Dow, Lohnes & Albertson, PLLC]

To: The Administrative Agent and Each Bank Listed on the Signature Pages to the Credit Agreement Described Below

                  Re: Credit Agreement dated as of ___________, 1997, among Comcast Cellular Communications Inc.. as Borrower, The Chase Manhattan Bank, PNC Bank. National Association and The Toronto-Dominion Bank as Arranging Agents. Toronto Dominion (Texas). Inc. as Administrative Agent and the Banks listed on the signature pages thereof

         We are acting as special communications counsel to Comcast Cellular Communications, Inc. (the "Borrower: in connection with the negotiation. execution and delivery of that certain Credit Agreement("Credit Agreement") dated as of _____________, 1997. by and among Comcast Cellular Communications. Inc.. as Borrower (the "Borrower"): The Chase Manhattan Bank. PNC Bank, National Association and The Toronto-Dominion Bank as Arranging Agents; Toronto Dominion (Texas). Inc., as Administrative Agent; and the Banks listed on the signature pages thereof. Our representation of the Company in connection with the Credit Agreement is limited to specific matters before the Federal Communications Commission (the "FCC") concerning those licenses issued by the FCC that are listed on Annex I hereto (the "FCC Licenses"). We are delivering this opinion at the request of the Company pursuant to Section 2.01 (e) of the Credit Agreement. Unless otherwise defined herein, terms which are defined in the Credit Agreement shall have the same meaning in this opinion.

         To provide the opinions rendered herein in our capacity as special communications counsel, we have reviewed the Credit Agreement and those documents listed in Annex 2 hereto in the form described in Annex 2 (including the Credit Agreement. the "Reviewed Documents"). We assume that each of the Reviewed Documents. as executed in final form, will conform in all respects material to our opinions rendered herein with the drafts of these documents that we have reviewed. Our opinion is limited solely to matters arising under the Communications Act of 1934, as amended (the "Communications Act"), and the rules. regulations, and published and publicly available policy statements of the FCC ("FCC Rules"). We have not reviewed any other agreement, contract or other similar document in connection with the opinions expressed herein.

         As to questions of fact in connection with our opinions, we have relied solely upon (a) the representations and warranties set forth in the Credit Agreement and the other Reviewed Documents, (b) certificates provided to us or statements made to us by officers or representatives of the Borrower or any of the Subsidiaries of the Borrower, and (c) our review as of October 10, 1997, of the FCCs publicly available facilities records in Washington, D.C., for the FCC Licenses listed in Annex 1 and an inquiry to the FCC's Compliance and Information Bureau with respect to the licensees for the FCC Licenses listed in Annex 1, which records and information we assume to have been accurate and complete at the time of our examination and to be unchanged between the date of our examination and the date of this opinion. We have not made inquiry as to any complaints pending before the Enforcement Division of the Wireless Telecommunications Bureau, given that the substance of any such complaints would, by policy, not be made available until the completion of processing by the Enforcement Division. It is possible that there may be matters pending before the FCC relating to the FCC Licenses that have not been incorporated into the publicly available files of the FCC reviewed by us and are therefore beyond the scope of this opinion. We render no opinion as to whether any application pending before the FCC will be granted.

         In rendering the opinions herein expressed. we have assumed: (i) the genuineness of all signatures on documents submitted to us; (ii) the legal capacity of natural persons; (iii) the conformity with original documents of all documents submitted to us as certified. conformed or photostatic copies or facsimiles; (iv) the authority of the person or persons who executed any such documents on behalf of any person or entity; (v) that such person or entity has all the requisite power and authority and has fulfilled all necessary procedures to take and adopt the actions. or enter into the agreements. set forth in such documents executed by him or it or on his or its behalf and to effect the actions contemplated thereby; and (vii) that such agreements constitute the legal. valid and binding obligations of such parties. We have not conducted an independent field investigation of the Borrower or any of its Subsidiaries. nor have we examined their actual day-to-day operations. We have not examined the docket or records of any court or federal administrative agency, other than the FCC. Whenever any statement in this opinion is indicated to be based on our knowledge, it is intended to signify that, during the course of our representation of the Borrower in connection herewith, no information has come to the attention of the attorneys in our firm involved in the preparation of this opinion that gives those attorneys current actual knowledge of the inaccuracy of such statement. Our engagement by the Borrower has been limited to matters as to which we have been consulted, we do not routinely represent the Borrower on federal licensing matters, and the Company may employ other counsel from time to time, including its own internal counsel. Accordingly, no inference as to our knowledge of the existence or absence of facts should be drawn from our serving as special counsel to the Borrower.

         Based upon the foregoing, and subject to the assumptions. limitations and exceptions contained herein. it is our opinion that:

         1. The execution and delivery by the Borrower of the Credit Agreement and the other Reviewed Documents to which it is a party and the performance by the Borrower of its obligations under the Credit Agreement and the other Reviewed Documents do not require the prior consent or approval of the FCC and do not violate the Communications Act or the FCC Rules, except that any exercise of control over, or transfer of control of any license, permit or other authorization issued bv the FCC in connection with the exercise by or on behalf of the Lenders under the Credit Agreement or the other Reviewed Documents upon the occurrence of an event of default may require the prior consent of the FCC of any proposed assignment or transfer of control of such licenses, permits or other authorizations, and we render no opinion as to whether any such consent would be granted.

         2. Based upon our above-described review of the publicly available records of the FCC, each of the FCC Licenses is held by the entity designated on Annex I hereto, has the expiration date set forth on Annex 1, and, except as may be set forth in Annex 1, is in effect in accordance with its terms.

         3. To our knowledge, based solely upon inquiry to the Borrower and upon our above-described review of certain publicly available files and records of the FCC, there is no proceeding pending before the FCC against the Borrower or the Subsidiaries listed on Annex 1 hereof with regard to the FCC Licenses, which reasonably could be expected to result in the revocation, rescission or non-renewal of any of the FCC Licenses. In rendering this opinion, we have not considered rule making proceedings for the formulation of policies that affect the cellular industry. The PCS industry and/or the microwave common carrier industry generally.

         The opinions and statements set forth herein are as of the date hereof, and we assume no obligation to advise you of changes which may hereafter be brought to our attention. This letter is solely for your benefit as lenders under the above-referenced Credit Agreement and it may not be relied upon by you for any other purpose, nor may it be released to or relied upon by any other person without the express written consent of this firm.

                                        Very truly yours,

                                        DOW, LOHNES & ALBERTSON, PLLC

                                        By:

                                   ANNEX 1

                            Cellular System Licenses

Call Sign           Licensee                                Expiration Date
KNKA382             AWACS, Inc.                             02/09/06
KNKA353             Wilmington Cellular Telephone           02/09/06
                    Company
KNKA311             Long Branch Cellular Telephone          12/17/06
                    Company
KNKA319             New Brunswick Cellular Telephone        12/17/06
                    Company
KNKA513             CellSouth of New Jersey, Inc.           10/01/97
KNKA625             Joliet Cellular Telephone               10/01/98
                    Company, Inc.
KNKA760             Aurora Elgin Cellular Telephone         10/01/98
                    Company, Inc.
KNKN836             Ocean County Cellular Telephone         10/01/00
                    Company
KNKA652             Vineland Cellular Telephone             10/01/98
                    Company, Inc.
KNKA791             Amcell of Atlantic City, Inc.           10/01/98
KNKN720             C-SW Cellular Partnership               10/01/00



_____________
*/ The Borrower has confirmed to us that a renewal application was filed for this license on September 16, 1997. As of October 10, 1997, the FCC's records did not yet reflect that the renewal application had been filed. The FCC released a public notice on October 16, 1997, indicating that this renewal application had been accepted for filing by the FCC.

                Point-to-Point Common Carrier Microwave Licenses

1) American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WLN998              Millstone, NJ                           02/01/01
WLN999              Freehold, NJ                            02/01/01
WLU865              Perth Amboy, NJ                         02/01/01
WLS552              Edison, NJ                              02/01/01
WLS556              Old Bridge, NJ                          02/01/01
WMJ742              Hazlet, NJ                              02/01/01
WMN881              Gibson Point, PA                        02/01/01
WMN882              Spectrum, PA                            02/01/01
WPJF575             Philadelphia, PA                        02/01/01
WPJF574             Hahneman Univ., PA                      02/01/01

2) Wilmington Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLK631              Theodore, MD                            02/01/01
WLK632              Iron Hill, DE                           02/01/01
WLK638              South Gate, DE                          02/01/01
WLK640              Mannington, NJ                          02/01/01
WHF558              Pine Tree, DE                           02/01/01
WHF560              Dover, DE                               02/01/01
WMR677              Woodstown, NJ                           02/01/01
WPJF792             Elmer, NJ                               02/01/01
WPJF793             Elwood, NJ                              02/01/01

3) Ocean County Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLS721              Toms River, NJ                          02/01/01

                                38 GHz Licenses

1. American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WMW543              Allentown, PA                           02/01/01
WMW544              Long Branch, NJ                         02/01/01
WMW545              West Chester, PA                        02/01/01
WMW546              Philadelphia, PA                        02/01/01
WPJC701             Wilmington, DE                          02/01/01
WPNA363             New Brunswick, NJ                       02/01/01

                                    ANNEX 2


1. Credit Agreement dated as of October 14, 1997 among Comcast Cellular Communications, Inc., Toronto Dominion (Texas), Inc. as Arranging Agent, et al. (Draft dated October 13, 1997).

2. Form of Promissory Note (included in Exhibit A to the above-referenced draft Credit Agreement).

                                                               Schedule 2.01(f)


                           FORM OF OPINION OF SPECIAL
                        COUNSEL FOR THE ARRANGING AGENTS

               [Letterhead of Winthrop, Stimson, Putnam & Roberts]




                                                               _______ __, 1997



To the Administrative Agent and each Bank party to the Credit Agreement referred to below


Ladies and Gentlemen:

             We have acted as counsel to The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, in connection with the negotiation, execution and delivery of the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

             For the purposes of rendering the opinions contained in this letter, we have examined executed counterparts of the Credit Agreement, the Notes delivered on the date hereof and the Affiliate Subordination Agreement (collectively, the "Loan Documents").

             For the purposes of this opinion, we have assumed (i) the authenticity of all such documents submitted to us as originals, (ii) the due authorization, execution and delivery by the Administrative Agent and the Banks of the Loan Documents to which they are parties, (iii) that each of the Loan Parties has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party, (iv) that the Loan Documents have been duly executed and delivered by each of the Loan Parties and (v) that the execution, delivery and performance in accordance with their respective terms by each of the Loan Parties of the Loan Documents to which it is a party do not and will not (A) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents or approvals that have been obtained, are final and not subject to review or collateral attack and are in full force and effect, or (B) violate or conflict with, result in a breach of, or constitute a default under (1) any Contract to which any of the Loan Parties is a party or by which it or its properties may be bound or (2) any Applicable Law referred to in clause (ii)(B) or (C) of the definition thereof contained in the Credit Agreement.

             Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Loan Documents are legal, valid and binding obligations of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their respective terms.

             Our opinion above is subject to the following qualifications and limitations:

             (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). Such principles applied by a court might include a requirement that a creditor act with reasonableness and good faith. Furthermore, a court may refuse to enforce a covenant where a court deems such covenant to be violative of applicable public policy.

             (b) Our opinions are limited to the law of the State of New York and the Federal law of the United States. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Bank may be located or wherein enforcement of the Loan Documents may be sought that limits the rates of interest legally chargeable or collectable.

             This opinion is intended for the sole benefit of the Administrative Agent and the Banks and no other Person shall be entitled to rely hereon for any purpose.

                                                Very truly yours,

Schedule 3.02: Capital Securities

                                                  Jurisdication of
Name                                              Organization                       Ownership
Comcast Cellular Communications, Inc.             Delaware            Comcast Cellular Corp. - 100% Common
                                                  Subsidiaries

Unless otherwise indicated, a) all entitites listed below are Subsidiaries of the Borrower and b) 100% of their common stock or partnership interests, as applicable, is owned by the entity or entities listed under the heading "Ownership".

                                                  Jurisdication of
Name                                              Organization                       Ownership
American Cellular Network Corp. (AMCELL)          New Jersey                         Borrower
AWACS, Inc. (AWACS)                               Pennsylvania                       Borrower
Comcast Directory Services, Inc.                  Delaware                           Borrower
Comcast Publishing Holdings Corporation (1)       Pennsylvania                       Borrower
Comcast Central NJ Holding Company, Inc.          Delaware                           AMCELL
American Cellular Network Corp. of Delaware       Delaware                           AMCELL
Amcell of Atlantic City, Inc.                     New Jersey                         AMCELL
Amcell of Ocean County, Inc.                      Delaware                           AMCELL
Amcell of Trenton, Inc.                           New Jersey                         AMCELL
Amcell of Vineland Holdings, Inc.                 Delaware                           AMCELL
American Cellular Network Corp. of
     Pennsylvania (1)                             Pennsylvania                       AMCELL
Comcast Cellular Communications Inc.              Pennsylvania                       AMCELL
Amcell of Pennsylvania Holdings, Inc.             Delaware                           AMCELL
Amcell of Hunterdon, Inc. (1)                     New Jersey                         AMCELL
Cell South of New Jersey, Inc.                    New Jersey                         Amcell of Trenton, Inc. - approx. 85.31%
                                                                                     Other - 14.69%
Aurora/Elgin Cellular Telephone Company, Inc.     Illinois                           AMCELL - approx. 81.43%
                                                                                     Other - 18.57%
Joliet Cellular Telephone Company, Inc.           Illinois                           AMCELL - approx. 83.44%
                                                                                     Other - 16.56%
Vineland Cellular Telephone Company, Inc.         Delaware                           Amcell of Vineland Holdings, Inc. - 94.57%
                                                                                     Other - 5.43%
Long Branch Cellular Telephone Company            Delaware                           AMCELL - 91.67%
                                                                                     Comcast Central NJ Holding Company, Inc-8.33%
New Brunswick Cellular Telephone Company          Delaware                           AMCELL - 63.15%
                                                                                     Comcast Central NJ Holding Company, Inc-36.85%
Comcast Directory Assistance Partnership          Delaware                           Comcast Directory Services, Inc. 51%
                                                                                     Hebenstreit Communications of Phil-Wilm LP-49%
Ocean County Cellular Telephone Company           Washington                         Amcell of Ocean County, Inc. - 75%
                                                                                     Comcast Central NJ Holding Company - 25%
Wilmington Cellular Telephone Company             Delaware                           AMCELL - 41.176%
                                                                                     American Cellular Network Corp of
                                                                                     Delaware-58.824%
AWACS Financial Corporation                       Delaware                           AWACS
AWACS Purchasing Corporation                      Delaware                           AWACS
AWACS Investment Holdings, Inc.                   Delaware                           AWACS
AWACS Retail Stores, Inc.                         Delaware                           AWACS
Comcast Publishing Holdings Financial
     Corporation (1)                              Delaware                           Comcast Publishing Holdings Corporation
AWACS Garden State, Inc.                          Delaware                           AWACS Investment Holdings, Inc.
Garden State Cablevision, L.P.                    Delaware                           Comcast Garden State - 10.005%
                                                                                     AWACS Garden State, Inc. - 39.995%
                                                                                     Lenfest Jersey, Inc. - 50.00%

                                                  Other Interests
C-SW Cellular Partnership                         Delaware                           AMCELL - 50%
                                                                                     SW Bell Mobile Systems, Inc. 50%

(1) - Currently inactive. Scheduled to be dissolved.

Schedule 3.03 List of Governmental Approvals and approvals or consents of other Persons

None.

Schedule 3.04: Litigation


None.

                                  SCHEDULE 3.09

                     Wireless Licenses and Related Matters

                            Cellular System Licenses

Call Sign           Licensee                                Expiration Date
KNKA382             AWACS, Inc.                             02/09/06
KNKA353             Wilmington Cellular Telephone           02/09/06
                    Company
KNKA311             Long Branch Cellular Telephone          12/17/06
                    Company
KNKA319             New Brunswick Cellular Telephone        12/17/06
                    Company
KNKA513             CellSouth of New Jersey, Inc.           10/01/97*
KNKA625             Joliet Cellular Telephone               10/01/98
                    Company, Inc.
KNKA760             Aurora/Elgin Cellular Telephone         10/01/98
                    Company, Inc.
KNKN836             Ocean County Cellular Telephone         10/01/00
                    Company
KNKA652             Vineland Cellular Telephone             10/01/98
                    Company, Inc.
KNKA791             Amcell of Atlantic City, Inc.           10/01/98
KNKN720             C-SW Cellular Partnership               10/01/00



_____________
*. A renewal application was filed for this license on September 16, 1997.

                Point-to-Point Common Carrier Microwave Licenses

1) American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WLN998              Millstone, NJ                           02/01/01
WLN999              Freehold, NJ                            02/01/01
WLU865              Perth Amboy, NJ                         02/01/01
WLS552              Edison, NJ                              02/01/01
WLS556              Old Bridge, NJ                          02/01/01
WMJ742              Hazlet, NJ                              02/01/01
WMN881              Gibson Point, PA                        02/01/01
WMN882              Spectrum, PA                            02/01/01
WPJF575             Philadelphia, PA                        02/01/01
WPJF574             Hahneman Univ., PA                      02/01/01

2) Wilmington Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLK631              Theodore, MD                            02/01/01
WLK632              Iron Hill, DE                           02/01/01
WLK638              South Gate, DE                          02/01/01
WLK640              Mannington, NJ                          02/01/01
WHF558              Pine Tree, DE                           02/01/01
WHF560              Dover, DE                               02/01/01
WMR677              Woodstown, NJ                           02/01/01
WPJF792             Elmer, NJ                               02/01/01
WPJF793             Elwood, NJ                              02/01/01

3) Ocean County Cellular Telephone Company

Call Sign           Location                                Expiration Date
WLS721              Toms River, NJ                          02/01/01

                                38 GHz Licenses

1. American Cellular Network Corp. d/b/a Comcast Cellular

Call Sign           Location                                Expiration Date
WMW543              Allentown, PA                           02/01/01
WMW544              Long Branch, NJ                         02/01/01
WMW545              West Chester, PA                        02/01/01
WMW546              Philadelphia, PA                        02/01/01
WPJC701             Wilmington, DE                          02/01/01
WPNA363             New Brunswick, NJ                       02/01/01

Schedule 3.13: Benefit Plans



None.

Schedule 4.04: Existing Guaranties


None.

Schedule 4.05: Existing Liens

Those liens respecting Predecessor Indebtedness being paid off at Closing, and:

In connection with the due diligence performed by the Borrower, the following encumbrance was found.

A lien filed in the office of the Secretary of the Commonwealth of Pennsylvania against AWACS, Inc. granting Neopost Leasing a lien of mailing, shipping, computing and other equipment under lease from Neopost Leasing.

                                 Schedule 4.12

                        Permitted Restrictive Covenants

Restrictions on the granting of Liens set forth in Section 4.17 of the Indenture dated as of May 8, 1997 (the "Indenture") between Comcast Cellular Holdings, Inc., as issuer, and The Bank of New York, as trustee, provided, however that, such restriction does not prohibit the Borrower or its Restricted Subsidiaries from granting Liens securing Indebtedness under this Agreement, the Additional Facility Credit Agreement, or any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto.

Schedule 4.14: Existing Investments

1) Comcast Cellular Communications, Inc. ("CCCI") is party to an interest rate swap with The Bank of Montreal effective through November 23, 1998 whereby CCCI pays a fixed rate of 5.65% vs. 3 Month LIBOR on a notional amount of $50,000,000.

2) Comcast Cellular Communications, Inc. ("CCCI") is party to an interest rate collar with Barclays Bank effective through November 3, 1997 whereby 3 Month LIBOR for CCCI is capped at 5.2% with a floor of 5.00% on a notional amount of $50,000,000.

3) Amcell owns a 3.40% interest in the non-wireline license for Bloomington, Indiana RSA.

4) Amcell owns a 10.07% interest in the non-wireline license for the Kanakee, Illinois RSA.

5) Amcell owns a 50% interest in the C-SW Partnership, which owns the non-wireline license for the Delaware 1 RSA.


Note: The information presented in items 3&$ is subject to minor variances

                                                                Schedule 5.01(a)


            FORM OF CERTIFICATE AS TO QUARTERLY FINANCIAL STATEMENTS

                      COMCAST CELLULAR COMMUNICATIONS, INC.


         I, _______________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(a) of the Credit Agreement, dated as of October 14, 1997, among the Borrower, the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto- Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"), that (terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them):

         1. (a) The accompanying unaudited consolidated financial statements of the Borrower and the Restricted Subsidiaries as at ______________ and for the quarterly accounting period ending _______________, 19__, present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been explained in the financial statements, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period, and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented and subject only to normal year-end auditing adjustments.

         (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or, insofar as can reasonably be foreseen by the Borrower, might have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

             2. The changes in and departures from Generally Accepted Accounting Principles, and the amount of any charges to or other reserves against revenues of the Borrower and the Restricted Subsidiaries taken during such quarterly period, are as follows:

             3. The calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Credit Agreement are as follows:

                      (a)  Section 4.15.

                      (b) Section 4.16.

             4. Based on an examination sufficient in my judgment to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Credit Agreement, except the following:

         [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]



Dated:
                              [Responsible Officer]

                                                                Schedule 5.01(b)


             FORM OF CERTIFICATE AS TO YEAR-END FINANCIAL STATEMENTS


                      COMCAST CELLULAR COMMUNICATIONS, INC.

         I, _____________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(b) of the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them.

         1. (a) The accompanying consolidated financial statements of the Borrower and the Restricted Subsidiaries as at _____________ and for the fiscal year ending _____________, 19__, present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below, that have been explained in the financial statements, and except for the exclusion of the Unrestricted Subsidiaries), the consolidated financial position of the Borrower and the Restricted Subsidiaries as at the end of such fiscal [year] [period], and the consolidated results of operations and cash flows for such fiscal [year] [period], in each case on the basis presented.

         (b) Except as disclosed or reflected in such financial statements, as at _____________, neither the Borrower nor any Restricted Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or, insofar as can reasonably be foreseen by the Borrower, might have a Materially Adverse Effect on the Borrower and the Restricted Subsidiaries taken as a whole.

             2. (a) The changes in and departures from Generally Accepted Accounting Principles, and the amount of any charges to or other reserves against revenues of the Borrower and the Restricted Subsidiaries taken during such fiscal [year] [period], are as follows:

             3. The calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Credit Agreement are as follows:

                      (a) Section 4.15.

                      (b) Section 4.16.

             4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Credit Agreement, except the following:

         [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]





Dated:
          [Responsible Officer]

                                Schedule 5.01(f)



              FORM OF CERTIFICATE AS TO CELLULAR SYSTEM INFORMATION


                      COMCAST CELLULAR COMMUNICATIONS, INC.

                                       Fiscal quarter ended:  __________, 19__

             I, _______________, [Responsible Officer] of COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(f) of the Credit Agreement, dated as of October 14, 1997, among Comcast Cellular Communications, Inc., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, N.A., PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"), that as at the end of the fiscal quarter referred to above:

             To the best of my knowledge, the information included in the report attached hereto as Schedule I accurately reflects the books and records of the Borrower and the Restricted Subsidiaries (as defined in the Credit Agreement).




                                                         -----------------------
                                                           Responsible Officer


Dated:  ____________, 19__

                                                                      SCHEDULE I


                      COMCAST CELLULAR COMMUNICATIONS, INC.
              FORM OF CERTIFICATE AS TO WIRELESS SYSTEM INFORMATION
                 FOR THE FISCAL QUARTER ENDED ___________, 19__

                          Subscribers               Aggregate Percentage
                         at End of the            Ownership at End of the              Pops at End of the
 Wireless System         Fiscal Quarter              Fiscal Quarter 1                   Fiscal Quarter *






         1 To be completed only in the case of a certificate delivered with respect to financial statements covering the fourth fiscal quarter of any fiscal year of the Borrower.

                                                                Schedule 5.02(a)


                         HISTORICAL FINANCIAL STATEMENTS


For Comcast Cellular Communications, Inc.

1) Consolidated Financial Statements for the Years Ended December 31, 1996 and 1995 and Independent Auditors' Report

2) Consolidated Financial Statements for the Quarter Ended June 30, 1997 unaudited

3) Pro Forma Consolidated Balance Sheet as of June 30, 1997

                                                                Schedule 9.10(a)



                          FORM OF NOTICE OF ASSIGNMENT



[Name and address
  of Borrower in accordance with
  Section 9.01(b)(i)]

[Name and address
  of Administrative Agent in accordance with
  Section 9.01(b)(ii)]

Date:

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement, dated as of October 14, 1997, among COMCAST CELLULAR COMMUNICATIONS, INC., the banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are not otherwise defined herein are used herein with the meanings therein ascribed to them. The undersigned hereby give notice pursuant to Section 9.10(a) of the Credit Agreement that [name of Assignor] [(the "Assignor")] has made the following assignment to [name of Assignee] [(the "Assignee")]:

                  Amount of rights and obligations assigned:

                  Effective date of
                    assignment:

                  [The Assignee's Lending Offices and address for notices are as follows:

                  Domestic Lending Office:

                  Eurodollar Lending Office:

                  Notice address:]1

                  The Assignor hereby requests that the Borrower and the Administrative Agent consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor.


                              [NAME OF ASSIGNOR]


                              By:
                              Name:
                              Title:


                              [NAME OF ASSIGNEE]


                              By:
                              Name:
                              Title:

Assignment consented to:

                             COMCAST CELLULAR COMMUNICATIONS, INC.



                              By:
                              Name:
                              Title:


                             TORONTO DOMINION (TEXAS), INC.
                             as Administrative Agent


                              By:
                              Name:
                              Title:





1. Omit if the Assignee is a Bank prior to such assignment.

                                                                  Schedule 10.01


                            PREDECESSOR INDEBTEDNESS

1) Debt arising from the credit agreement dated September 14, 1995 between Comcast Cellular Communications, Inc. and The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, N.A., PNC Bank, National Association and The Toronto Dominion Bank (collectively, the Arranging Agents).

It is anticipated that this debt will be $140,294,738.89, including Accrued interest, at Closing.

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE

                      COMCAST CELLULAR COMMUNICATIONS, INC.


                                                                _________ , 1997


         FOR VALUE RECEIVED, COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Bank") the principal amount of the Loans of the Bank outstanding on the date specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.10 of such Credit Agreement.

         Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, prepayment or conversion with respect thereto.

         Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

         This Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of October 14, 1997, among the Borrower, the Banks listed on the signature pages thereof, The Bank of New York, Barclays Bank PLC, The Chase Manhattan Bank, PNC Bank, National Association and The Toronto-Dominion Bank, as Arranging Agents, and Toronto Dominion (Texas) Inc., as Administrative Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity of, and for the respective meanings assigned to the capitalized terms used and not otherwise defined in, this Note.

         This Note shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).


                             COMCAST CELLULAR COMMUNICATIONS, INC.

                              By:
                              Name:
                              Title:






         [This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register, together with compliance with all other requirements provided for in the Credit Agreement.] [INSERT THE FOREGOING IN ALL REGISTERED NOTES]

                                                            GRID
                                                            NOTE

--------------------------------------------------------------------------------

                        Amount of
                      Principal Paid,      Unpaid
        Amount of       Prepaid or      Principal Amount       Notation
Date       Loan         Converted          of Note              Made By

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